Securities Act Registration No. 333-33302

Investment Company Act Reg. No. 811-09871

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 40	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 42 (Check appropriate box or boxes.)	☒

       CULLEN FUNDS TRUST

(Exact Name of Registrant as Specified in Charter)

645 Fifth Avenue

New York, New York 10022

(Address of Principal Executive Offices)

                          (212) 843-0506

(Registrant’s Telephone Number, including Area Code)

Brooks Cullen 645 Fifth Avenue New York, New York 10022 (Name and Address of Agent for Service)	Copy to: Carla Teodoro, Esq. Sidley Austin LLP 787 Seventh Ave. New York, New York 10019

It is proposed that this filing become effective (check appropriate box):

☒ immediately upon filing pursuant to paragraph (b)

☐ on (date) pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a) (1)

☐ on (date) pursuant to paragraph (a) (1)

☐ 75 days after filing pursuant to paragraph (a) (2)

☐ on (date) pursuant to paragraph (a) (2) of Rule 485

If appropriate, check the following box:

☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CULLEN HIGH DIVIDEND EQUITY FUND
CULLEN INTERNATIONAL HIGH DIVIDEND FUND
CULLEN SMALL CAP VALUE FUND
CULLEN VALUE FUND
CULLEN EMERGING MARKETS HIGH DIVIDEND FUND

	Retail Class	Class I	Class C	Class R1	Class R2

CULLEN HIGH DIVIDEND EQUITY FUND	CHDEX	CHDVX	CHVCX	CHDRX	CHDPX

CULLEN INTERNATIONAL HIGH DIVIDEND FUND	CIHDX	CIHIX	CIHCX	CIHRX	CIHPX

CULLEN SMALL CAP VALUE FUND	CUSRX	CUSIX	CUSCX	CUSSX*	CUSTX*

CULLEN VALUE FUND	CVLEX	CVLVX	CVLFX

CULLEN EMERGING MARKETS HIGH DIVIDEND FUND	CEMDX	CEMFX	CEMGX

PROSPECTUS

October 28, 2013

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

* The offering of Cullen Small Cap Value Fund Class R1 shares and Class R2 shares has not yet commenced as of the date of this prospectus.

YOUR INVESTMENT

Summary Information

Cullen High Dividend Equity Fund

Investment Objective

The Cullen High Dividend Equity Fund (the “High Dividend Fund”) seeks long-term capital appreciation and current income. Capital appreciation is a primary objective and current income is a secondary objective.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the High Dividend Fund.

Shareholder Fees (fees paid directly from your investment):

	Retail Class	Class C	Class I	Class R1	Class R2
Redemption Fee (as a percentage of amount
redeemed)[a]	2.00%	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Retail Class	Class C	Class I	Class R1	Class R2
Management Fee	1.00%	1.00%	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.50%	0.25%
Other Expenses[b]	0.12%	0.12%	0.12%	0.37%	0.37%
Acquired Fund Fees & Expenses	0.03%	0.03%	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses[c]	1.40%	2.15%	1.15%	1.90%	1.65%
Less Expense Reduction/Reimbursement[d]	-0.37%	-0.37%	-0.37%	-0.37%	-0.37%
Net Annual Fund Operating Expenses	1.03%	1.78%	0.78%	1.53%	1.28%

[a]	You will be charged a 2% redemption fee if you redeem or exchange shares of the High Dividend Fund within seven (7) days of purchase. The redemption fee is payable to the High Dividend Fund and is intended to benefit the remaining shareholders by reducing the cost of short term trading. The High Dividend Fund’s Transfer Agent charges a $15 wire redemption fee to shareholders who elect to redeem by wire transfer.

[b]	Other expenses, which include custodian, transfer agency, shareholder servicing plan fees and other customary fund expenses, are based on actual amounts from the High Dividend Fund’s statement of operations for its most recently completed fiscal year.

[c]	The Total Annual Operating Expenses in the table above may not correlate to the ratio of expenses to average net assets as reported in the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the High Dividend Fund and does not include Acquired Fund Fees and Expenses.

[d]	Cullen Capital Management LLC (the “Adviser”) has contractually agreed to limit the Net Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses (“AFFE”), interest, taxes and extraordinary expenses) to not more than 1.00% for Retail Class shares, 1.75% for Class C shares, 0.75% for Class I shares, 1.50% for Class R1 shares and 1.25% for Class R2 shares, through October 31, 2014. The Adviser may, due to a recapture provision of the written expense limitation and reimbursement agreement (the “Agreement”), recapture any expenses or fees it has reduced or reimbursed within a three-year period from the date of reimbursement, provided that recapture does not cause the High Dividend Fund to exceed existing expense limitations. The Agreement to limit the Net Annual Operating Expenses may not be terminated by either the High Dividend Fund or the Adviser prior to its termination date.

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Expense Example

This example is intended to help you compare the cost of investing in the High Dividend Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the High Dividend Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and that the High Dividend Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years*	5 Years*	10 Years*
Retail Class	$105	$407	$730	$1,646
Class C	$181	$637	$1,120	$2,450
Class I	$ 80	$329	$597	$1,363
Class R1	$156	$561	$992	$2,189
Class R2	$130	$484	$862	$1,921

*	The Expense Example amounts assume that the expense limitation and reimbursement agreement remains in effect only through October 31, 2014. Thus, the 3 years, 5 years and 10 years examples reflect expense limitation and reimbursement only for the first year.

Portfolio Turnover

The High Dividend Fund pays transaction costs, such as commissions, when it buys and sells securities (“portfolio turnover”). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when High Dividend Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the High Dividend Fund’s performance. During the most recent fiscal year, the High Dividend Fund’s portfolio turnover rate was 10% of the average value of its portfolio.

Principal Investment Strategies

The High Dividend Fund invests, under normal circumstances, at least 80% of its net assets in dividend paying common stocks of medium- and large-capitalization companies. As a point of comparison, a high dividend common stock that the High Dividend Fund would invest in would generally have a dividend yield greater than the average dividend yield of the equity securities in the S&P 500® Index.

The High Dividend Fund invests roughly similar amounts of its assets in each stock in the portfolio at the time of original purchase, although the portfolio is not systematically rebalanced. This approach avoids the overweighting of any individual security being purchased. The Adviser may sell portfolio stocks when they are no longer attractive based on their growth potential, dividend yield or price.

As part of its strategy, the High Dividend Fund, in order to generate additional income, will selectively write covered call options when it is deemed to be in the Fund’s best interest. A call option is a short-term contract entitling the purchaser, in return for a premium paid, the right to buy the underlying equity security at a specified price upon exercise of the option at any time prior to its expiration. Writing a covered call option allows the High Dividend Fund to receive a premium. A call option gives the holder the right, but not the obligation, to buy the underlying equity stock from the writer of the option at a given price during a specific period.

The High Dividend Fund may invest up to 30% of its assets in foreign securities. These investments are generally made in American Depositary Receipts (“ADRs”), which trade on U.S. exchanges. ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts.

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The High Dividend Fund generally invests substantially all of its assets in common stocks and ADRs but can invest in other equity securities, which can include convertible debt, exchange-traded funds (ETFs) that invest primarily in equity securities, warrants, rights, equity interests in real estate investment trusts (REITs), equity interests in master limited partnerships (MLPs), and preferred stocks.

The Fund will not engage in derivatives except to the extent that the writing of covered call options is deemed to involve derivatives.

Principal Risks

Like all investments, investing in the High Dividend Fund involves risks, including the risk that you may lose part or all of the money you invest.

General Stock Risks. The High Dividend Fund’s major risks are those of investing in the stock market, which can mean that the High Dividend Fund may experience sudden, unpredictable declines in value, as well as periods of poor performance. Periods of poor performance and declines in value of the High Dividend Fund’s underlying equity investments can be caused, and also be further prolonged, by many circumstances that can confront the global economy such as declining consumer and business confidence, malfunctioning credit markets, increased unemployment, reduced levels of capital expenditures, fluctuating commodity prices, bankruptcies, and other circumstances, all of which can individually and collectively have direct effects on the valuation and/or earnings power of the companies in which the High Dividend Fund invests. Stock markets worldwide have experienced significant volatility in recent periods as a result of market participants reacting to economic data and market indicators that have contradicted previous assumptions and estimates. At times, these reactions have created scenarios where investors and traders have redeemed their investments/holdings en masse thereby creating additional and often significant downward price pressure than might be experienced in less volatile periods. In the future, market participants’ views on the valuation and/or earnings power of a company and the overall state of the economy can cause similar significant short-term and long-term volatility in the value of the High Dividend Fund’s shares. As a result, you could lose money investing in the High Dividend Fund.

Medium-Capitalization Companies Risk. The High Dividend Fund may invest in the stocks of medium-capitalization companies. Medium-capitalization companies often have narrower markets and limited managerial and financial resources compared to those of larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business reversals, which could increase the volatility of the High Dividend Fund’s portfolio.

Value Style Investing Risk. Different types of equity investment strategies tend to shift in and out of favor depending on market and economic conditions, and the performance resulting from the High Dividend Fund’s “value” investment style may sometimes be lower than that of equity funds following other styles of investment.

Foreign Securities Risk. Foreign investments involve additional risks, which include currency exchange-rate fluctuations, political and economic instability, differences in financial reporting standards, and less-strict regulation of securities markets. More specific risks include:

•	future political and economic developments,
•	the imposition of foreign withholding taxes on dividend and interest income payable on the securities,
•	the possible establishment of exchange controls,
•	the possible seizure or nationalization of foreign investments, and
•	the adoption of other foreign governmental restrictions which might adversely affect the payment of amounts due with respect to such securities.

You may lose money by investing in the High Dividend Fund if any of the following occur:

•	foreign stock markets decline in value,
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•	the High Dividend Fund has difficulty selling smaller capitalization or emerging market stocks during a market due to lower liquidity,
•	the value of a foreign currency declines relative to the U.S. dollar, or
•	political, social or economic instability in a foreign country causes the value of the High Dividend Fund’s investments to decline.

All of the risks of investing in foreign securities are heightened by investing in emerging markets. Emerging markets have been more volatile than the markets of developed countries with more mature economies. ADRs are subject to the risks of foreign investments and may not always track the price of the underlying foreign security. Even when denominated in U.S. currency, the depositary receipts are subject to currency risk if the underlying security is denominated in a foreign currency. There can be no assurance that the price of the depositary receipt will always track the price of the underlying foreign security.

Options or Covered Call Writing. The market price of the call will, in most instances, move in conjunction with the price of the underlying equity security. However, if the security rises in value and the call is exercised, the High Dividend Fund may not participate fully in the market appreciation of the security, which may negatively affect your investment return.

Market Disruptions Risk; Sovereign Debt Crises Risks. Beginning in 2008 and continuing through much of 2009 and 2010, the global financial markets underwent pervasive and fundamental disruptions, resulting in substantial declines in valuation and liquidity in the global capital markets.  This global market turmoil, combined with a global reduction in the availability of credit, has led to an increased level of commercial and consumer delinquencies and contributed to a lack of consumer confidence, increased market volatility and reduction of business activity generally.  The resulting economic pressure on consumers and lack of confidence in the financial markets also adversely affected the equity markets. Consumer and business confidence remains fragile and subject to possible reversal for a variety of reasons, including high and growing debt levels by many consumers, business institutions and governments in the United States, certain countries in Europe and elsewhere around the world, and continued weakness in global job markets.  The securities of the United States, as well as several countries across Europe and Asia, have recently been, or are at risk of being, downgraded, and sovereign debt crises have persisted in certain countries in those regions.  These events and circumstances could result in further market disruptions that could adversely affect financial markets on a global basis.

Government Intervention Risk.  The global financial markets have in the past few years gone through pervasive and fundamental disruptions which have led to extensive and unprecedented governmental intervention.  Such intervention has in certain cases been implemented on an “emergency” basis, suddenly and substantially eliminating market participants’ ability to continue to implement certain strategies or manage the risk of their outstanding positions.  In addition, these interventions have typically been unclear in scope and application, resulting in confusion and uncertainty which in itself has been materially detrimental to the efficient functioning of the markets as well as previously successful investment strategies.

In response to the recent financial crises, the Obama Administration and the U.S. Congress proposed sweeping reform of the U.S. financial regulatory system. After over a year of debate, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) became law in July 2010. Because many provisions of the Dodd-Frank Act require rulemaking by the applicable regulators before becoming fully effective and the Dodd-Frank Act mandates multiple agency reports and studies (which could result in additional legislative or regulatory action), it is difficult to predict the impact of the Dodd-Frank Act on the High Dividend Fund, the Adviser and the markets in which they trade and invest. The Dodd-Frank Act could result in certain investment strategies in which the Fund engages or may have otherwise engaged becoming non-viable or non-economic to implement.

Performance Information

The following performance information indicates some of the risks of investing in the shares of the High Dividend Fund by showing the variability of the Retail Class’s returns (the class with the longest period of annual returns). The bar chart shows the total return of the High Dividend Fund by showing the changes in the High Dividend

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Fund’s performance from year to year (on a calendar year basis). The table shows the High Dividend Fund's average annual total return over time compared with a broad-based market index. Both the bar chart and table assume that all dividends and distributions are reinvested in the High Dividend Fund. Remember, the High Dividend Fund’s past performance, before and after taxes, is not necessarily an indication of how the High Dividend Fund will perform in the future. Prior to October 7, 2004, the shares of the High Dividend Fund had no specific class designation. As of that date, all of the then outstanding shares were redesignated as Retail Class shares.

Updated performance information is available at www.cullenfunds.com or by calling 1-877-485-8586.

Year-by-Year Total Return as of December 31, 2012

The High Dividend Fund’s 2013 year-to-date total return through September 30, 2013 was 15.04%.

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

	Return	Quarter/Year

Highest Return	12.23%	Q2/2009

Lowest Return	-18.09%	Q4/2008

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Average Annual Total Returns as of December 31, 2012

			Since
High Dividend Fund, Retail Class	1 Year	5 Years	Inception(1)

Returns before taxes	9.40%	1.27%	6.67%

Returns after taxes on distributions(2)	8.53%	0.29%	5.65%

Returns after taxes on distributions and sale of Fund shares	6.09%	0.46%	5.23%

High Dividend Fund, Class I

Returns before taxes	9.68%	1.52%	5.54%

High Dividend Fund, Class C

Returns before taxes	8.58%	0.52%	4.51%

High Dividend Fund, Class R1

Returns before taxes	8.89%	N/A	10.34%

High Dividend Fund, Class R2

Returns before taxes	9.11%	N/A	10.91%

S&P 500® Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	6.21%

(1)	The High Dividend Fund Retail Class shares were first offered on August 1, 2003, Class I shares were first offered on October 7, 2004, Class C shares were first offered on October 7, 2004, Class R1 shares were first offered on March 3, 2010 and Class R2 shares were first offered on March 4, 2010. The returns for the index have been calculated using the inception date of the Retail Class Shares.

(2)	After-tax returns are shown for only Retail Class shares. After-tax returns for Class I, Class C, Class R1 and Class R2 shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred or tax-exempt arrangements such as 401(k) plans or IRAs.

Investment Adviser

Cullen Capital Management LLC serves as the investment adviser to the High Dividend Fund.

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Portfolio Managers

James P. Cullen, the Adviser’s Chairman and Chief Executive Officer and controlling member, has been a portfolio manager of the High Dividend Fund since its inception on August 1, 2003. He is also a founder of Schafer Cullen Capital Management, Inc., a registered investment adviser, and has been its Chairman and Chief Executive Officer since December 1982.

John C. Gould has served as a co-portfolio manager for the High Dividend Fund since October 2007. Mr. Gould serves as President of the Adviser and has worked there since May 2000.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the High Dividend Fund on days the New York Stock Exchange (NYSE) is open for trading by written request to the addresses below, by wire transfer, by telephone at 1-877-485-8586 or through any broker/dealer organization that has a sales agreement with the Fund’s distributor. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

Regular mail: Cullen Funds, P.O. Box 13584, Denver, Colorado 80201

Overnight mail: Cullen Funds, 1290 Broadway, Suite 1100, Denver, Colorado 80203

The High Dividend Fund accepts investment in the following minimum amounts:

Share Class:	Initial	Additional

Retail Class-Regular Accounts	$1,000	$100

Retail Class-IRAs and UGMA/UTMA Accounts, Simple	$250	$50
IRA, SEP-IRA, 403(b)(7), Keogh, Pension Plan and Profit
Sharing Plan Accounts

Class C-Regular Accounts	$1,000	$100

Class C-IRAs and UGMA/UTMA Accounts, Simple IRA,	$250	$50
SEP-IRA, 403(b)(7), Keogh, Pension Plan and Profit
Sharing Plan Accounts

Class I	$1,000,000	$100

Class R1	none	none

Class R2	none	none

•	A registered investment adviser may aggregate all client accounts investing in Class I shares of the High Dividend Fund to meet the investment minimum.
•	If you use an Automatic Investment Plan (“AIP”) for a regular account for the Retail Class or Class C shares, the initial investment minimum to open an account is $50 and the additional investment minimum is $50.
•	If you use an Automatic Investment Plan for a custodial or retirement plan account for the Retail Class or Class C shares, the initial investment minimum to open an account as well as the monthly additional investment amount is $25.
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Tax Information

The High Dividend Fund’s distributions to you are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (“IRA”).

Financial Intermediary Compensation

If you purchase the High Dividend Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the High Dividend Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the High Dividend Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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YOUR INVESTMENT

Summary Information

Cullen International High Dividend Fund

Investment Objective

The Cullen International High Dividend Fund (the “International High Dividend Fund”) seeks current income and long-term capital appreciation. Current income is a primary objective and capital appreciation is a secondary objective.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the International High Dividend Fund.

Shareholder Fees (fees paid directly from your investment):

	Retail Class	Class C	Class I	Class R1	Class R2
Redemption Fee (as a percentage of amount
redeemed)[a]	2.00%	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Retail Class	Class C	Class I	Class R1	Class R2
Management Fee	1.00%	1.00%	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.50%	0.25%
Other Expenses[b]	0.28%	0.28%	0.28%	0.53%	0.53%
Acquired Fund Fees & Expenses	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[c]	1.54%	2.29%	1.29%	2.04%	1.79%
Less Expense Reduction/Reimbursement[d]	-0.28%	-0.28%	-0.28%	-0.28%	-0.28%
Net Annual Fund Operating Expenses	1.26%	2.01%	1.01%	1.76%	1.51%

[a]	You will be charged a 2% redemption fee if you redeem or exchange shares of the International High Dividend Fund within seven (7) days of purchase. The redemption fee is payable to the International High Dividend Fund and is intended to benefit the remaining shareholders by reducing the cost of short term trading. The International High Dividend Fund’s Transfer Agent charges a $15 wire redemption fee to shareholders who elect to redeem by wire transfer.

[b]	Other expenses, which include custodian, transfer agency, shareholder servicing plan fees and other customary fund expenses, are based on actual amounts from the International High Dividend Fund’s statement of operations for its most recently completed fiscal year.

[c]	The Total Annual Operating Expenses in the table above may not correlate to the ratio of expenses to average net assets as reported in the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the International High Dividend Fund and does not include Acquired Fund Fees and Expenses.
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[d]	Cullen Capital Management LLC (the “Adviser”) has contractually agreed to limit the Net Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses (“AFFE”), interest, taxes and extraordinary expenses) to not more than 1.25% for Retail Class shares, 2.00% for Class C shares, 1.00% for Class I shares, 1.75% for Class R1 shares and 1.50% for Class R2 shares, through October 31, 2014. The Adviser may, due to a recapture provision of the written expense limitation and reimbursement agreement (the “Agreement”), recapture any expenses or fees it has reduced or reimbursed within a three-year period from the date of reimbursement, provided that recapture does not cause the International High Dividend Fund to exceed existing expense limitations. The Agreement to limit the Net Annual Operating Expenses may not be terminated by either the International High Dividend Fund or the Adviser prior to its termination date.

Expense Example

This example is intended to help you compare the cost of investing in the International High Dividend Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the International High Dividend Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and that the International High Dividend Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years*	5 Years*	10 Years*
Retail Class	$128	$459	$813	$1,809
Class C	$204	$688	$1,199	$2,600
Class I	$103	$381	$680	$1,530
Class R1	$179	$612	$1,072	$2,343
Class R2	$154	$536	$943	$2,079

*	The Expense Example amounts assume that the expense limitation and reimbursement agreement remains in effect only through October 31, 2014. Thus, the 3 years, 5 years and 10 years examples reflect expense limitation and reimbursement only for the first year.

Portfolio Turnover

The International High Dividend Fund pays transaction costs, such as commissions, when it buys and sells securities (“portfolio turnover”). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when International High Dividend Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the International High Dividend Fund’s performance. During the most recent fiscal year, the International High Dividend Fund’s portfolio turnover rate was 14% of the average value of its portfolio.

Principal Investment Strategies

The International High Dividend Fund invests, under normal circumstances, at least 80% of its net assets in high dividend paying common stocks of medium- and large-capitalization companies headquartered outside the United States and in American Depositary Receipts (“ADRs”). ADRs are depositary receipts for foreign securities denominated in U.S. dollars and traded on U.S. securities markets or available through a U.S. broker or dealer. As a point of comparison, a high dividend paying common stock that the International High Dividend Fund would invest in would generally have a dividend yield greater than the average dividend yield of the equity securities in the MSCI EAFE Stock Index.

The International High Dividend Fund intends to diversify its investments across different countries, but the percentage of the International High Dividend Fund’s assets invested in particular countries or regions will change from time to time based on the Adviser’s judgment. As of September 30, 2013, the International High Dividend Fund was invested in approximately 19 different countries. The International High Dividend Fund intends to invest

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in the securities of companies located in developed countries and, to a lesser extent, those located in emerging markets. The International High Dividend Fund may consider investments in companies in any of the world’s developed stock markets, such as the United Kingdom and other stock markets in the European Union. The International High Dividend Fund also may consider investments in developed and emerging stock markets in the Far East, such as Hong Kong, China, Singapore, Korea, Taiwan, Malaysia and Thailand. Other developed and emerging stock markets such as Australia, New Zealand, South Africa, Canada and Mexico also may be considered.

The International High Dividend Fund generally invests substantially all of its assets in common stocks and ADRs but can invest in other equity securities, which can include convertible debt, exchange-traded funds (ETFs) that invest primarily in equity securities, warrants, rights, equity interests in real estate investment trusts (REITs), equity interests in master limited partnerships (MLPs), and preferred stocks. The International High Dividend Fund invests roughly similar amounts of its assets in each position in the portfolio at the time of original purchase, although the portfolio is not systematically rebalanced.

This approach avoids the overweighting of any individual security being purchased. The Adviser may sell portfolio stocks when they are no longer attractive based on their growth potential, dividend yield or price.

The Fund will not engage in derivatives except to the extent that the writing of covered call options is deemed to involve derivatives.

Principal Risks

Like all investments, investing in the International High Dividend Fund involves risks, including the risk that you may lose part or all of the money you invest.

General Stock Risks. The International High Dividend Fund’s major risks are those of investing in the stock market, which can mean that the International High Dividend Fund may experience sudden, unpredictable declines in value, as well as periods of poor performance. Periods of poor performance and declines in value of the International High Dividend Fund’s underlying equity investments can be caused, and also be further prolonged, by many circumstances that can confront the global economy such as declining consumer and business confidence, malfunctioning credit markets, increased unemployment, reduced levels of capital expenditures, fluctuating commodity prices, bankruptcies, and other circumstances, all of which can individually and collectively have direct effects on the valuation and/or earnings power of the companies in which the International High Dividend Fund invests. Stock markets worldwide have experienced significant volatility in recent periods as a result of market participants reacting to economic data and market indicators that have contradicted previous assumptions and estimates. At times, these reactions have created scenarios where investors and traders have redeemed their investments/holdings en masse thereby creating additional and often significant downward price pressure than might be experienced in less volatile periods. In the future, market participants’ views on the valuation and/or earnings power of a company and the overall state of the economy can cause similar significant short-term and long-term volatility in the value of the International High Dividend Fund’s shares. As a result, you could lose money investing in the International High Dividend Fund.

Medium-Capitalization Companies Risks. The International High Dividend Fund may invest in the stocks of medium-capitalization companies. Medium-capitalization companies often have narrower markets and limited managerial and financial resources compared to those of larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business reversals, which could increase the volatility of the International High Dividend Fund’s portfolio.

Value Style Investing Risks. Different types of equity investment strategies tend to shift in and out of favor depending on market and economic conditions, and the performance resulting from the International High Dividend Fund’s “value” investment style may sometimes be lower than that of equity funds following other styles of investment.

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Foreign Securities Risks. Foreign investments involve additional risks, which include currency exchange-rate fluctuations, political and economic instability, differences in financial reporting standards, and less-strict regulation of securities markets. More specific risks include:

•	future political and economic developments,
•	the imposition of foreign withholding taxes on dividend and interest income payable on the securities,
•	the possible establishment of exchange controls,
•	the possible seizure or nationalization of foreign investments, and
•	the adoption of other foreign governmental restrictions which might adversely affect the payment of amounts due with respect to such securities.

You may lose money by investing in the International High Dividend Fund if any of the following occur:

•	foreign stock markets decline in value,
•	the International High Dividend Fund has difficulty selling smaller capitalization or emerging market stocks during a market due to lower liquidity,
•	the value of a foreign currency declines relative to the U.S. dollar, or
•	political, social or economic instability in a foreign country causes the value of the International High Dividend Fund’s investments to decline.

All of the risks of investing in foreign securities are heightened by investing in emerging markets. Emerging markets have been more volatile than the markets of developed countries with more mature economies. ADRs are subject to the risks of foreign investments and may not always track the price of the underlying foreign security. Even when denominated in U.S. currency, the depositary receipts are subject to currency risk if the underlying security is denominated in a foreign currency. There can be no assurance that the price of the depositary receipt will always track the price of the underlying foreign security.

Market Disruptions Risk; Sovereign Debt Crises Risks. Beginning in 2008 and continuing through much of 2009 and 2010, the global financial markets underwent pervasive and fundamental disruptions, resulting in substantial declines in valuation and liquidity in the global capital markets.  This global market turmoil, combined with a global reduction in the availability of credit, has led to an increased level of commercial and consumer delinquencies and contributed to a lack of consumer confidence, increased market volatility and reduction of business activity generally.  The resulting economic pressure on consumers and lack of confidence in the financial markets also adversely affected the equity markets. Consumer and business confidence remains fragile and subject to possible reversal for a variety of reasons, including high and growing debt levels by many consumers, business institutions and governments in the United States, certain countries in Europe and elsewhere around the world, and continued weakness in global job markets.  The securities of the United States, as well as several countries across Europe and Asia, have recently been, or are at risk of being, downgraded, and sovereign debt crises have persisted in certain countries in those regions.  These events and circumstances could result in further market disruptions that could adversely affect financial markets on a global basis.

Government Intervention Risk.  The global financial markets have in the past few years gone through pervasive and fundamental disruptions which have led to extensive and unprecedented governmental intervention.  Such intervention has in certain cases been implemented on an “emergency” basis, suddenly and substantially eliminating market participants’ ability to continue to implement certain strategies or manage the risk of their outstanding positions.  In addition, these interventions have typically been unclear in scope and application, resulting in confusion and uncertainty which in itself has been materially detrimental to the efficient functioning of the markets as well as previously successful investment strategies.

In response to the recent financial crises, the Obama Administration and the U.S. Congress proposed sweeping reform of the U.S. financial regulatory system. After over a year of debate, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) became law in July 2010. Because many provisions of the Dodd-Frank Act require rulemaking by the applicable regulators before becoming fully effective and the Dodd-Frank Act mandates multiple agency reports and studies (which could result in additional legislative or regulatory action), it is

12

difficult to predict the impact of the Dodd-Frank Act on the Fund, the Adviser and the markets in which they trade and invest. The Dodd-Frank Act could result in certain investment strategies in which the Fund engages or may have otherwise engaged becoming non-viable or non-economic to implement.

Performance Information

The following performance information indicates some of the risks of investing in the shares of the International High Dividend Fund by showing the variability of the Retail Class’s returns (the class with the longest period of annual returns). The bar chart shows the total return of the International High Dividend Fund by showing the changes in the Fund’s performance from year to year (on a calendar year basis). The table shows the International High Dividend Fund's average annual total return over time compared with a broad-based market index. Both the bar chart and table assume that all dividends and distributions are reinvested in the International High Dividend Fund. Remember, the International High Dividend Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated performance information is available at www.cullenfunds.com or by calling 1-877-485-8586.

Year-by-Year Total Return as of December 31, 2012

The International High Dividend Fund’s 2013 year-to-date total return through September 30, 2013 was 8.87%.

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

	Return	Quarter/Year

Highest Return	19.03%	Q2/2009

Lowest Return	-24.45%	Q4/2008

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Average Annual Total Returns as of December 31, 2012

			Since
International High Dividend Fund, Retail Class	1 Year	5 Years	Inception(1)

Returns before taxes	16.97%	-3.97%-	3.50%

Returns after taxes on distributions(2)	15.98%	-4.91%	2.38%

Returns after taxes on distributions and sale of Fund shares	10.97%	-3.88%	2.40%

International High Dividend Fund, Class I

Returns before taxes	17.21%	-3.73%	3.79%

International High Dividend Fund, Class C

Returns before taxes	16.10%	-4.66%	2.77%

International High Dividend Fund, Class R1

Returns before taxes	16.42%	N/A	6.54%

International High Dividend Fund, Class R2

Returns before taxes	16.71%	N/A	6.84%

MSCI EAFE Index (reflects no deduction of fees, expenses or taxes)	17.90%	-3.21%	2.78%

(1)	The International High Dividend Fund Retail Class, Class I and Class C shares were first offered on December 15, 2005 and Class R1 and Class R2 shares were first offered on March 3, 2010 and March 4, 2010, respectively. The returns for the index have been calculated since the inception date of the Retail Class shares.

(2)	After-tax returns are shown for only Retail Class shares. After-tax returns for Class I, Class C, Class R1 and Class R2 shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred or tax-exempt arrangements such as 401(k) plans or IRAs.

Investment Adviser

Cullen Capital Management LLC serves as the investment adviser to the International High Dividend Fund.

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Portfolio Managers

James P. Cullen, the Adviser’s Chairman and Chief Executive Officer and controlling member, has been a portfolio manager of the International High Dividend Fund since the Fund’s inception on December 15, 2005. He is also a founder of Schafer Cullen Capital Management, Inc., a registered investment adviser, and has been its Chairman and Chief Executive Officer since December 1982.

Rahul D. Sharma has served as a co-portfolio manager for the International High Dividend Fund since October 2007. Mr. Sharma has been a Vice President of the Adviser since May 2000.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the International High Dividend Fund on days the NYSE is open for trading by written request to the addresses below, by wire transfer, by telephone at 1-877-485-8586 or through any broker/dealer organization that has a sales agreement with the Fund’s distributor. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

Regular mail: Cullen Funds, P.O. Box 13584, Denver, Colorado 80201

Overnight mail: Cullen Funds, 1290 Broadway, Suite 1100, Denver, Colorado 80203

The International High Dividend Fund accepts investment in the following minimum amounts:

Share Class:	Initial	Additional

Retail Class-Regular Accounts	$ 1,000	$100

Retail Class-IRAs and UGMA/UTMA Accounts, Simple
IRA, SEP-IRA, 403(b)(7), Keogh, Pension Plan and Profit
Sharing Plan Accounts	$ 250	$ 50

Class C-Regular Accounts	$ 1,000	$100

Class C-IRAs and UGMA/UTMA Accounts, Simple IRA,
SEP-IRA, 403(b)(7), Keogh, Pension Plan and Profit
Sharing Plan Accounts	$ 250	$ 50

Class I	$1,000,000	$100

Class R1	none	none

Class R2	none	none

•	A registered investment adviser may aggregate all client accounts investing in Class I shares of the International High Dividend Fund to meet the investment minimum.
•	If you use an Automatic Investment Plan (“AIP”) for a regular account for the Retail Class or Class C shares, the initial investment minimum to open an account is $50 and the additional investment minimum is $50.
15

•	If you use an Automatic Investment Plan for a custodial or retirement plan account for the Retail Class or Class C shares, the initial investment minimum to open an account as well as the monthly additional investment amount is $25.

Tax Information

The International High Dividend Fund’s distributions to you are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (“IRA”).

Financial Intermediary Compensation

If you purchase the International High Dividend Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the International High Dividend Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the International High Dividend Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

16

YOUR INVESTMENT

Summary Information

Cullen Small Cap Value Fund

Investment Objective

The Cullen Small Cap Value Fund (the “Small Cap Value Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Small Cap Value Fund.

Shareholder Fees (fees paid directly from your investment):

	Retail Class	Class C	Class I	Class R1	Class R2
Redemption Fee (as a percentage of amount
redeemed)[a]	2.00%	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Retail Class	Class C	Class I	Class R1[e]	Class R2[e]
Management Fee	1.00%	1.00%	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.50%	0.25%
Other Expenses[b]	3.24%	3.24%	3.24%	3.49%	3.49%
Acquired Fund Fees & Expenses	0.02%	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses[c]	4.51%	5.26%	4.26%	5.01%	4.76%
Less Expense Reduction/Reimbursement[d]	-3.24%	-3.24%	-3.24%	-3.24%	-3.24%
Net Annual Fund Operating Expenses	1.27%	2.02%	1.02%	1.77%	1.52%

[a]	You will be charged a 2% redemption fee if you redeem or exchange shares of the Small Cap Value Fund within seven (7) days of purchase. The redemption fee is payable to the Small Cap Value Fund and is intended to benefit the remaining shareholders by reducing the cost of short term trading. The Small Cap Value Fund’s Transfer Agent charges a $15 wire redemption fee to shareholders who elect to redeem by wire transfer.

[b]	Other expenses for the Retail Class shares, Class C shares and Class I shares, which include custodian, transfer agency, shareholder servicing plan fees and other customary fund expenses, are based on actual amounts from the Small Cap Value Fund’s statement of operations for its most recently completed fiscal year. Other expenses for Class R1 shares and Class R2 shares are estimated amounts for the current fiscal year.

[c]	The Total Annual Operating Expenses in the table above may not correlate to the ratio of expenses to average net assets as reported in the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Small Cap Value Fund and does not include Acquired Fund Fees and Expenses.

[d]	Cullen Capital Management LLC (the “Adviser”) has contractually agreed to limit the Net Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses (“AFFE”), interest, taxes and extraordinary expenses) to not more than 1.25% for Retail Class shares, 2.00% for Class C shares, 1.00% for Class I shares,
17

1.75% for Class R1 shares and 1.50% for Class R2 shares, through October 31, 2014 The Adviser may, due to a recapture provision of the written expense limitation and reimbursement agreement (the “Agreement”), recapture any expenses or fees it has reduced or reimbursed within a three-year period from the date of reimbursement, provided that recapture does not cause the Small Cap Value Fund to exceed existing expense limitations. The Agreement to limit the Net Annual Operating Expenses may not be terminated by either the Small Cap Value Fund or the Adviser prior to its termination date.

[e]	The expense information in the table has been restated for Class R1 and Class R2 Shares to reflect estimated acquired fund fees and expenses based on the current fiscal year.

Expense Example

This example is intended to help you compare the cost of investing in the Small Cap Value Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Small Cap Value Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and that the Small Cap Value Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years*	5 Years*	10 Years*
Retail Class	$129	$1,069	$2,018	$4,431
Class C	$205	$1,285	$2,360	$5,023
Class I	$104	$996	$1,901	$4,222
Class R1	$180	$1,214	$2,248	$4,831
Class R2	$155	$1,142	$2,134	$4,634

*	The Expense Example amounts assume that the expense limitation and reimbursement agreement remains in effect only through October 31, 2014. Thus, the 3 years, 5 years and 10 years examples reflect expense limitation and reimbursement only for the first year.

Portfolio Turnover

The Small Cap Value Fund pays transaction costs, such as commissions, when it buys and sells securities (“portfolio turnover”). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Small Cap Value Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Small Cap Value Fund’s performance. During the most recent fiscal year, the Small Cap Value Fund’s portfolio turnover rate was 85% of the average value of its portfolio.

Principal Investment Strategies

The Small Cap Value Fund will invest, under normal circumstances, at least 80% of its net assets in small-capitalization companies, which the Fund defines as those companies with market capitalizations below $4 billion at the time of original purchase. The Adviser generally selects stocks of companies that have the following characteristics:

•	a below average price/earnings ratio as compared with the average price/earnings ratio of the equity securities in the Russell 2500 Value Stock Index;
•	above average projected earnings growth as compared to the average projected earnings growth the equity securities in the Russell 2500 Value Stock Index.

The Small Cap Value Fund generally invests substantially all of its assets in common stocks and other equity securities, which can include convertible debt, exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs), master

18

limited partnerships (MLPs), and preferred stocks. The Small Cap Value Fund invests roughly similar amounts of its assets in each security in the portfolio at the time of original purchase, although the portfolio is not systematically rebalanced. This approach avoids the overweighting of any individual security being purchased. The Adviser may sell portfolio stocks when they are no longer attractive based on their price or earnings growth potential.

The Small Cap Value Fund may invest up to 30% of its assets in securities of companies headquartered outside the United States. These investments will be made in securities traded on an exchanges outside the United States and/or American Depositary Receipts (“ADRs”), which are depositary receipts for foreign securities denominated in U.S. dollars and traded on U.S. securities markets or available through a U.S. broker or dealer. ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts.

The Small Cap Value Fund intends to diversify its investments in securities of companies headquartered outside the United States across different countries, but the percentage of the Small Cap Value Fund’s assets invested in particular countries or regions will change from time to time based on the Adviser’s judgment. The Small Cap Value Fund intends to invest in the securities of companies located in developed countries and, to a lesser extent, those located in emerging markets, and the Fund may consider investments in companies in any of the world’s developed or emerging stock markets.

The Small Cap Value Fund will not engage in derivatives except to the extent that the writing of covered call options is deemed to involve derivatives.

Principal Risks

Like all investments, investing in the Small Cap Value Fund involves risks, including the risk that you may lose part or all of the money you invest.

General Stock Risks. The Small Cap Value Fund’s major risks are those of investing in the stock market, which can mean the Small Cap Value Fund may experience sudden, unpredictable declines in value, as well as periods of poor performance. Periods of poor performance and declines in value of the Small Cap Value Fund’s underlying equity investments can be caused, and also be further prolonged, by many circumstances that can confront the global economy such as declining consumer and business confidence, malfunctioning credit markets, increased unemployment, reduced levels of capital expenditures, fluctuating commodity prices, bankruptcies, and other circumstances, all of which can individually and collectively have direct effects on the valuation and/or earnings power of the companies in which the Small Cap Value Fund invests. Stock markets worldwide have experienced significant volatility in recent periods as a result of market participants reacting to economic data and market indicators that have contradicted previous assumptions and estimates. At times, these reactions have created scenarios where investors and traders have redeemed their investments/holdings en masse thereby creating additional and often significant downward price pressure than might be experienced in less volatile periods. In the future, market participants’ views on the valuation and/or earnings power of a company and the overall state of the economy can cause similar significant short-term and long-term volatility in the value of the Small Cap Value Fund’s shares. As a result, you could lose money investing in the Small Cap Value Fund.

Small-Capitalization Companies Risks. The Small Cap Value Fund invests in the stocks of small-capitalization companies. Small-capitalization companies often have narrower markets and limited managerial and financial resources compared to those of larger, more established companies. As a result, their performance can be more volatile, and they face greater risk of business reversals, which could increase the volatility of the Small Cap Value Fund’s portfolio. Further, due to thin trading in some such companies, an investment may be more illiquid (i.e. harder to sell) than that of larger capitalization stocks.

19

Value Style Investing Risks. Different types of equity investment strategies tend to shift in and out of favor depending on market and economic conditions, and the performance resulting from the Small Cap Value Fund’s “value” investment style may sometimes be lower than that of other types of equity funds.

Foreign Securities Risks. Foreign investments involve additional risks, which include currency exchange-rate fluctuations, political and economic instability, differences in financial reporting standards, and less-strict regulation of securities markets. More specific risks include:

•	future political and economic developments,
•	the imposition of foreign withholding taxes on dividend and interest income payable on the securities,
•	the possible establishment of exchange controls,
•	the possible seizure or nationalization of foreign investments, and
•	the adoption of other foreign governmental restrictions which might adversely affect the payment of amounts due with respect to such securities.

You may lose money by investing in the Small Cap Value Fund if any of the following occur:

•	foreign stock markets decline in value,
•	the Small Cap Value Fund has difficulty selling smaller capitalization or emerging market stocks during a market due to lower liquidity,
•	the value of a foreign currency declines relative to the U.S. dollar, or
•	political, social or economic instability in a foreign country causes the value of the Small Cap Value Fund’s investments to decline.

All of the risks of investing in foreign securities are heightened by investing in emerging markets. Emerging markets have been more volatile than the markets of developed countries with more mature economies. ADRs are subject to the risks of foreign investments and may not always track the price of the underlying foreign security. Even when denominated in U.S. currency, the depositary receipts are subject to currency risk if the underlying security is denominated in a foreign currency. There can be no assurance that the price of the depositary receipt will always track the price of the underlying foreign security.

Market Disruptions Risk; Sovereign Debt Crises Risks. Beginning in 2008 and continuing through much of 2009 and 2010, the global financial markets underwent pervasive and fundamental disruptions, resulting in substantial declines in valuation and liquidity in the global capital markets.  This global market turmoil, combined with a global reduction in the availability of credit, has led to an increased level of commercial and consumer delinquencies and contributed to a lack of consumer confidence, increased market volatility and reduction of business activity generally.  The resulting economic pressure on consumers and lack of confidence in the financial markets also adversely affected the equity markets. Consumer and business confidence remains fragile and subject to possible reversal for a variety of reasons, including high and growing debt levels by many consumers, business institutions and governments in the United States, certain countries in Europe and elsewhere around the world, and continued weakness in global job markets.  The securities of the United States, as well as several countries across Europe and Asia, have recently been, or are at risk of being, downgraded, and sovereign debt crises have persisted in certain countries in those regions.  These events and circumstances could result in further market disruptions that could adversely affect financial markets on a global basis.

Government Intervention Risk.  The global financial markets have in the past few years gone through pervasive and fundamental disruptions which have led to extensive and unprecedented governmental intervention.  Such intervention has in certain cases been implemented on an “emergency” basis, suddenly and substantially eliminating market participants’ ability to continue to implement certain strategies or manage the risk of their outstanding positions.  In addition, these interventions have typically been unclear in scope and application, resulting in confusion and uncertainty which in itself has been materially detrimental to the efficient functioning of the markets as well as previously successful investment strategies.

20

In response to the recent financial crises, the Obama Administration and the U.S. Congress proposed sweeping reform of the U.S. financial regulatory system. After over a year of debate, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) became law in July 2010. Because many provisions of the Dodd-Frank Act require rulemaking by the applicable regulators before becoming fully effective and the Dodd-Frank Act mandates multiple agency reports and studies (which could result in additional legislative or regulatory action), it is difficult to predict the impact of the Dodd-Frank Act on the Small Cap Value Fund, the Adviser and the markets in which they trade and invest. The Dodd-Frank Act could result in certain investment strategies in which the Small Cap Value Fund engages or may have otherwise engaged becoming non-viable or non-economic to implement.

Performance Information

The following performance information shows the variability of the Retail Class’s returns (the class with the longest period of annual returns) and demonstrates some of the risks of investing in the shares of the Small Cap Value Fund. The bar chart shows the total return of the Small Cap Value Fund and shows the changes in the Small Cap Value Fund’s performance from year to year (on a calendar year basis). The table shows the Small Cap Value Fund’s average annual total return over time compared with a broad-based market index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Small Cap Value Fund. The Small Cap Value Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated performance information is available at www.cullenfunds.com or by calling 1-877-485-8586.

Year-by-Year Total Return as of December 31, 2012

The Small Cap Value Fund’s 2013 year-to-date total return through September 30, 2013 was 27.47%.

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

	Return	Quarter/Year

Highest Return	14.01%	Q4/2010

Lowest Return	-21.01%	Q3/2011

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Average Annual Total Returns as of December 31, 2012

		Since
Cullen Small Cap Value Fund, Retail Class	1 Year	Inception(1)

Returns before taxes	8.17%	10.00%

Returns after taxes on distributions(2)	7.68%	9.49%

Returns after taxes on distributions and sale of Fund shares	5.69%	8.40%

Cullen Small Cap Value Fund, Class C

Returns before taxes	7.45%	9.22%

Cullen Small Cap Value Fund, Class I

Returns before taxes	8.43%	10.29%

Russell 2500 Value Index (reflects no deduction of fees, expenses or taxes)	19.21%	14.61%

(1)	The Small Cap Value Fund commenced operations on October 1, 2009. The returns for the index have been calculated since the inception date of each class.

(2)	After-tax returns are shown for Retail Class shares only. After-tax returns for Class C and Class I shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

Investment Adviser

Cullen Capital Management LLC serves as the investment adviser to the Small Cap Value Fund.

Portfolio Managers

James P. Cullen, the Adviser’s Chairman and Chief Executive Officer and controlling member, is a portfolio manager of the Small Cap Value Fund. He is also a founder of Schafer Cullen Capital Management, Inc., a registered investment adviser, and has been its Chairman and Chief Executive Officer since December 1982.

Brooks H. Cullen, Vice President of the Adviser, is co-portfolio manager of the Small Cap Value Fund. Mr. Cullen has been a Vice President of the Adviser since May 2000.

Carl W. Gardiner, Vice President of the Adviser, is co-portfolio manager of the Small Cap Value Fund. Mr. Gardiner has been a Vice President of the Adviser since October 2008.

22

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Small Cap Value Fund on days the NYSE is open for trading by written request to the addresses below, by wire transfer, by telephone at 1-877-485-8586 or through any broker/dealer organization that has a sales agreement with the Fund’s distributor. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

Regular mail: Cullen Funds, P.O. Box 13584, Denver, Colorado 80201

Overnight mail: Cullen Funds, 1290 Broadway, Suite 1100, Denver, Colorado 80203

The Small Cap Value Fund accepts investment in the following minimum amounts:

Share Class:	Initial	Additional

Retail Class-Regular Accounts	$ 1,000	$100

Retail Class-IRAs and UGMA/UTMA Accounts, Simple
IRA, SEP-IRA, 403(b)(7), Keogh, Pension Plan and Profit
Sharing Plan Accounts	$ 250	$ 50

Class C-Regular Accounts	$ 1,000	$100

Class C-IRAs and UGMA/UTMA Accounts, Simple IRA,
SEP-IRA, 403(b)(7), Keogh, Pension Plan and Profit
Sharing Plan Accounts	$ 250	$ 50

Class I	$1,000,000	$100

Class R1	none	none

Class R2	none	none

•	A registered investment adviser may aggregate all client accounts investing in Class I shares of the Small Cap Value Fund to meet the investment minimum.
•	If you use an Automatic Investment Plan (“AIP”) for a regular account for the Retail Class or Class C shares, the initial investment minimum to open an account is $50 and the additional investment minimum is $50.
•	If you use an Automatic Investment Plan for a custodial or retirement plan account for the Retail Class or Class C shares, the initial investment minimum to open an account as well as the monthly additional investment amount is $25.

Tax Information

The Small Cap Value Fund’s distributions to you are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (“IRA”).

Financial Intermediary Compensation

If you purchase the Small Cap Value Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Small Cap Value Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

23

YOUR INVESTMENT

Summary Information

Cullen Value Fund

Investment Objective

The Cullen Value Fund (the “Value Fund”) seeks long-term capital appreciation and current income. Capital appreciation is a primary objective and current income is a secondary objective.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Value Fund.

Shareholder Fees (fees paid directly from your investment):

	Retail Class	Class C	Class I
Redemption Fee (as a percentage of amount
redeemed)[a]	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Retail Class	Class C	Class I
Management Fee	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses[b]	1.37%	1.37%	1.37%
Acquired Fund Fees & Expenses	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses[c]	2.65%	3.40%	2.40%
Less Expense Reduction/Reimbursement[d]	-1.62%	-1.62%	-1.62%
Net Annual Fund Operating Expenses	1.03%	1.78%	0.78%

[a]	You will be charged a 2% redemption fee if you redeem or exchange shares of the Value Fund within seven (7) days of purchase. The redemption fee is payable to the Value Fund and is intended to benefit the remaining shareholders by reducing the cost of short term trading. The Value Fund’s Transfer Agent charges a $15 wire redemption fee to shareholders who elect to redeem by wire transfer.

[b]	Other expenses, which include custodian, transfer agency, shareholder servicing plan fees and other customary fund expenses, are based on actual amounts from the Value Fund’s statement of operations for its most recently completed fiscal year.

[c]	The Total Annual Operating Expenses in the table above may not correlate to the ratio of expenses to average net assets as reported in the “Financial Highlights” section of the prospectus, which reflects the operating expenses of the Value Fund and does not include Acquired Fund Fees and Expenses.

[d]	Cullen Capital Management LLC (the “Adviser”) has contractually agreed to limit the Net Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses (“AFFE”), interest, taxes, and extraordinary expenses) to not more than 1.00% for Retail Class shares, 1.75% for Class C shares and 0.75% for Class I shares of the Value Fund, through October 31, 2014. The Adviser may, due to a recapture provision of the written expense limitation and reimbursement agreement (the “Agreement”), recapture any expenses or fees it has reduced or reimbursed within a three-year period from the date of reimbursement, provided that recapture does not cause the Value Fund to exceed existing expense limitations. The Agreement to limit the Net Annual Operating Expenses may not be terminated by either the Value Fund or the Adviser prior to its termination date.

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Expense Example

This example is intended to help you compare the cost of investing in the Value Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Value Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and that the Value Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years*	5 Years*	10 Years*
Retail Class	$105	$669	$1,259	$2,859
Class C	$181	$894	$1,629	$3,572
Class I	$ 80	$593	$1,133	$2,609

*	The Expense Example amounts assume that the expense limitation and reimbursement agreement remains in effect only through October 31, 2014. Thus, the 3 year, 5 year, and 10 year examples reflect expense limitation and reimbursement only for the first year.

Portfolio Turnover

The Value Fund pays transaction costs, such as commissions, when it buys and sells securities (“portfolio turnover”). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Value Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Value Fund’s performance. During the most recent fiscal year, the Value Fund’s portfolio turnover rate was 16% of the average value of its portfolio..

Principal Investment Strategies

The Value Fund invests, under normal circumstances, at least 80% of its net assets in common stocks of companies across all market capitalizations.

The Value Fund invests roughly the same amount in each stock in the portfolio at the time of original purchase, although the portfolio is not systematically rebalanced. This approach avoids the overweighting of any individual security being purchased. The Adviser may sell portfolio stocks when they are no longer attractive based on their growth potential, dividend yield or price.

The Value Fund may invest up to 30% of its assets in foreign securities, including up to 10% of its assets in securities of emerging market issuers. These investments are generally made in American Depositary Receipts (“ADRs”), which trade on U.S. exchanges. ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts.

The Value Fund generally invests substantially all of its assets in common stocks and ADRs but can invest in other equity securities, which can include convertible debt, exchange-traded funds (ETFs) that invest primarily in equity securities, warrants, rights, equity interests in real estate investment trusts (REITs), equity interests in master limited partnerships (MLPs), and preferred stocks.

The Value Fund will not engage in derivatives except to the extent that the writing of covered call options is deemed to involve derivatives.

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Principal Risks

Like all investments, investing in the Value Fund involves risks, including the risk that you may lose part or all of the money you invest.

General Stock Risks. The Value Fund may experience sudden, unpredictable declines in value, as well as periods of poor performance through its investments in the stock market. Periods of poor performance and declines in value of the Value Fund’s underlying equity investments can be caused, and also be further prolonged, by other factors confronting the global economy such as declining consumer and business confidence, malfunctioning credit markets, increased unemployment, reduced levels of capital expenditures, fluctuating commodity prices, bankruptcies, and other circumstances, all of which can individually and collectively have direct effects on the valuation and/or earnings power of the companies in which the Value Fund invests. Stock markets worldwide have experienced significant volatility in recent periods as a result of market participants reacting to economic data and market indicators that have contradicted previous assumptions and estimates. At times, these reactions have created scenarios where investors and traders have redeemed their investments/holdings en masse thereby creating additional and often significant downward price pressure than might be experienced in less volatile periods. Market participants’ views on the valuation and/or earnings power of a company and the overall state of the economy can cause similar significant short-term and long-term volatility in the value of the Value Fund’s shares. As a result, you could lose money investing in the Value Fund.

Small- and Medium-Capitalization Companies Risk. The Value Fund may invest in the stocks of small- and medium-capitalization companies. Small- and medium-capitalization companies often have narrower markets and limited managerial and financial resources compared to those of larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business reversals, which could increase the volatility of the Value Fund’s portfolio.

Value Style Investing Risk. Different types of equity investment strategies tend to shift in and out of favor depending on market and economic conditions, and the performance resulting from the Value Fund’s “value” investment style may sometimes be lower than that of equity funds following other styles of investment.

Foreign Securities Risk. Foreign investments involve additional risks, which include currency exchange-rate fluctuations, political and economic instability, differences in financial reporting standards, and less-strict regulation of securities markets. More specific risks include:

•	future political and economic developments,
•	the imposition of foreign withholding taxes on dividend and interest income payable on the securities,
•	the possible establishment of exchange controls,
•	the possible seizure or nationalization of foreign investments, and
•	the adoption of other foreign governmental restrictions which might adversely affect the payment of amounts due with respect to such securities.

You may lose money by investing in the Value Fund if any of the following occur:

•	foreign stock markets decline in value,
•	the Value Fund has difficulty selling smaller capitalization or emerging market stocks during a market due to lower liquidity,
•	the value of a foreign currency declines relative to the U.S. dollar, or
•	political, social or economic instability in a foreign country causes the value of the Value Fund’s investments to decline.

All of the risks of investing in foreign securities are heightened by investing in emerging markets. Emerging markets have been more volatile than the markets of developed countries with more mature economies. ADRs are subject to the risks of foreign investments and may not always track the price of the underlying foreign security. Even when denominated in U.S. currency, the depositary receipts are subject to currency risk if the underlying security is denominated in a foreign currency. There can be no assurance that the price of the depositary receipt will always track the price of the underlying foreign security.

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Market Disruptions Risk; Sovereign Debt Crises Risks. Beginning in 2008 and continuing through much of 2009 and 2010, the global financial markets underwent pervasive and fundamental disruptions, resulting in substantial declines in valuation and liquidity in the global capital markets.  This global market turmoil, combined with a global reduction in the availability of credit, has led to an increased level of commercial and consumer delinquencies and contributed to a lack of consumer confidence, increased market volatility and reduction of business activity generally.  The resulting economic pressure on consumers and lack of confidence in the financial markets also adversely affected the equity markets. Consumer and business confidence remains fragile and subject to possible reversal for a variety of reasons, including high and growing debt levels by many consumers, business institutions and governments in the United States, certain countries in Europe and elsewhere around the world, and continued weakness in global job markets.  The securities of the United States, as well as several countries across Europe and Asia, have recently been, or are at risk of being, downgraded, and sovereign debt crises have persisted in certain countries in those regions.  These events and circumstances could result in further market disruptions that could adversely affect financial markets on a global basis.

Government Intervention Risk.  The global financial markets have in the past few years gone through pervasive and fundamental disruptions which have led to extensive and unprecedented governmental intervention.  Such intervention has in certain cases been implemented on an “emergency” basis, suddenly and substantially eliminating market participants’ ability to continue to implement certain strategies or manage the risk of their outstanding positions.  In addition, these interventions have typically been unclear in scope and application, resulting in confusion and uncertainty which in itself has been materially detrimental to the efficient functioning of the markets as well as previously successful investment strategies.

In response to the recent financial crises, the Obama Administration and the U.S. Congress proposed sweeping reform of the U.S. financial regulatory system. After over a year of debate, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) became law in July 2010. Because many provisions of the Dodd-Frank Act require rulemaking by the applicable regulators before becoming fully effective and the Dodd-Frank Act mandates multiple agency reports and studies (which could result in additional legislative or regulatory action), it is difficult to predict the impact of the Dodd-Frank Act on the Fund, the Adviser and the markets in which they trade and invest. The Dodd-Frank Act could result in certain investment strategies in which the Fund engages or may have otherwise engaged becoming non-viable or non-economic to implement.

Performance Information

Value Fund

The following performance information shows the total return of the Value Fund on a calendar year-to-date basis, and the table shows the Value Fund’s average annual total return over time compared with a broad-based market index. The table assumes that all dividends and distributions are reinvested in the Value Fund and, by comparing the Fund’s performance with a broad measure of market performance, gives some indication of the risks of an investment in the Fund. The Value Fund’s past performance, before and after taxes, is not necessarily an indication of how the Value Fund will perform in the future.

Updated performance information is available at www.cullenfunds.com or by calling 1-877-485-8586.

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Average Annual Total Returns as of December 31, 2012
Since
Value Fund, Retail Class	Inception(1)
Returns before taxes	0.20%
Returns after taxes on distributions(2)	0.09%
Returns after taxes on distributions and sale of Fund shares	0.13%
Value Fund, Class I
Returns before taxes	0.26%
Value Fund, Class C
Returns before taxes	-0.10%
S&P 500 Total Return Index (reflects no deduction of fees, expenses or taxes)	2.20%

1 The Value Fund commenced operations on September 1, 2012. The returns for the index have been calculated since the inception date of each class.

2 After-tax returns are shown for Retail Class shares only. After-tax returns for Class C and Class I shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

The Value Fund’s 2013 year-to-date total return through September 30, 2013 was 19.53%.

Predecessor Fund

The returns presented below reflect the performance of Pioneer Cullen Value Fund, a series of the Pioneer Series Trust III (the “Pioneer Trust”), and its predecessor fund, the Cullen Value Fund, a previously existing series of the Cullen Funds Trust (the Pioneer Cullen Value Fund and its predecessor fund, the Cullen Value Fund, being collectively referred to herein as the “Predecessor Fund”) through July 31, 2012. The following is a summary of the history of the Predecessor Fund:

•	July 1, 2000: The Cullen Funds Trust launches a series called the Cullen Value Fund. The Cullen Value Fund is advised by the Adviser.
•	February 25, 2005: Pursuant to an agreement and plan of reorganization, the Cullen Value Fund is reorganized as the Pioneer Cullen Value Fund, a series of the Pioneer Trust Series III (the “Pioneer Trust”). Pioneer Investment Management, Inc. (“Pioneer”) serves as the investment adviser to the Pioneer Cullen Value Fund and the Adviser is retained as a sub-adviser to the Pioneer Cullen Value Fund.
•	July 31, 2012: The sub-advisory agreement between the Adviser and Pioneer is terminated, with Pioneer remaining as the sole adviser of the Pioneer Cullen Value Fund. The Pioneer Cullen Value Fund is renamed the Pioneer Fundamental Value Fund.
•	James P. Cullen, John C. Gould and Brooks H. Cullen have had primary responsibility for the day-to-day management of the Pioneer Cullen Value Fund through July 31, 2012.

Since the Predecessor Fund’s launch on March 25, 2000, the Adviser has been the sole investment advisory firm with day-to-day investment management responsibility for the portfolio of the Predecessor Fund, and the Adviser is the sole investment adviser to the Value Fund.

The Predecessor Fund had virtually identical investment objectives, strategies and policies through July 31, 2012 as the Value Fund. The individuals who had primary responsibility for the day-to-day management of the Predecessor Fund until July 31, 2012 have primary responsibility for the day-to-day management of the Value Fund. Accordingly, the Value Fund has determined to include in this Prospectus the performance of the Predecessor Fund through July 31, 2012.

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The following performance information indicates some of the risks of investing in the shares of the Value Fund by showing the variability of the Predecessor Fund’s Class A shares (the class which, together with its predecessor share class, has the longest period of annual returns). The performance information reflects the deduction of applicable sales loads for the Predecessor Fund’s Class A shares. The Value Fund’s Retail Class and Class I have no such sales loads. The bar chart shows the total return of the Predecessor Fund by showing the changes in the Predecessor Fund’s performance from year to year (on a calendar year basis). The table shows the Predecessor Fund’s average annual total return over time compared with a broad-based market index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Predecessor Fund.

Remember, the Value Fund and the Predecessor Fund are two separate funds and the past performance of the Predecessor Fund, before and after taxes, is not necessarily an indication of how the Value Fund would have performed or will perform in the future.

Year-by-Year Total Return through December 31, 2011 of the Predecessor Fund

The Predecessor Fund 2012 year-to-date total return through July 31, 2012 was 7.28%.

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Average Annual Total Returns of the Predecessor Fund as of December 31, 2011

Predecessor Fund, Class A (Retail)	1 Year	5 Years	10 years	Since Inception(1)
Returns before taxes	10.12%	-3.06%	5.09%	5.36%
Returns after taxes on distributions	-10.63%	-3.35%	4.78%	5.08%
Returns after taxes on distributions and sale of Fund shares	-6.58%	-2.67%	4.32%	4.60%

Predecessor Fund, Class Z (Institutional)
Returns before taxes	-4.30%	N/A	N/A	5.88%

S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.11%	-0.25%	2.92%	0.61%

After-tax returns are shown for only the Class A shares of the Predecessor Fund. After-tax returns for other share classes will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred or tax-exempt arrangements such as 401(k) plans or IRAs.

(1)	The Predecessor Fund’s Class A shares were first offered on July 1, 2000 and the Class Z shares were first offered on November 8, 2008. Since Inception returns for the S&P 500 ® Index have been calculated using the inception date of the Class A Shares (July 1, 2000).

Investment Adviser

Cullen Capital Management LLC serves as the investment adviser to the Value Fund.

Portfolio Managers

James P. Cullen, the Adviser’s Chairman and Chief Executive Officer and controlling member, has been a portfolio manager of the Value Fund since it commenced on operations on September 1, 2012 and co-portfolio manager of the Predecessor Fund from March 25, 2000 to the inception of the Value Fund. He is also a founder of Schafer Cullen Capital Management, Inc., a registered investment adviser, and has been its Chairman and Chief Executive Officer since December 1982.

John C. Gould has served as a co-portfolio manager of the Value Fund since it commenced operations on September 1, 2012 and co-portfolio manager of the Predecessor Fund from March 25, 2000 to the inception of the Value Fund. Mr. Gould serves as President of the Adviser and has worked there since May 2000.

Brooks H. Cullen, Vice President of the Adviser, has served as co-portfolio manager of the Value Fund since it commenced operations on September 1, 2012 and co-portfolio manager of the Predecessor Fund from March 25, 2000 to the inception of the Value Fund. Mr. Cullen has been a Vice President of the Adviser since May 2000.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Value Fund on days the New York Stock Exchange (NYSE) is open for trading by written request to the addresses below, by wire transfer, by telephone at 1-877-485-8586 or through any broker/dealer organization that has a sales agreement with the Value Fund’s distributor. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

Regular mail: Cullen Funds, P.O. Box 13584, Denver, Colorado 80201

Overnight mail: Cullen Funds, 1290 Broadway, Suite 1100, Denver, Colorado 80203

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The Value Fund accepts investment in the following minimum amounts:

Share Class:	Initial	Additional

Retail Class-Regular Accounts	$1,000	$100

Retail Class-IRAs and UGMA/UTMA Accounts, Simple	$250	$50
IRA, SEP-IRA, 403(b)(7), Keogh, Pension Plan and Profit
Sharing Plan Accounts

Class C-Regular Accounts	$1,000	$100

Class C-IRAs and UGMA/UTMA Accounts, Simple IRA,	$250	$50
SEP-IRA, 403(b)(7), Keogh, Pension Plan and Profit
Sharing Plan Accounts

•	A registered investment adviser may aggregate all client accounts investing in Class I shares of the Value Fund to meet the investment minimum.
•	If you use an Automatic Investment Plan (“AIP”) for a regular account for the Retail Class or Class C shares, the initial investment minimum to open an account is $50 and the additional investment minimum is $50.
•	If you use an Automatic Investment Plan for a custodial or retirement plan account for the Retail Class or Class C shares, the initial investment minimum to open an account as well as the monthly additional investment amount is $25.

Tax Information

The Value Fund’s distributions to you are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (“IRA”).

Financial Intermediary Compensation

If you purchase the Value Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of the Value Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Value Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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YOUR INVESTMENT

Summary Information

Cullen Emerging Markets High Dividend Fund

Investment Objective

The Cullen Emerging Markets High Dividend Fund (the “Emerging Markets High Dividend Fund”) seeks current income and long-term capital appreciation. Capital appreciation is a primary objective and current income is a secondary objective.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Emerging Markets High Dividend Fund.

Shareholder Fees (fees paid directly from your investment):

	Retail Class	Class C	Class I
Redemption Fee (as a percentage of amount
redeemed)[a]	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Retail Class	Class C	Class I
Management Fee	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses[b]	4.85%	4.85%	4.85%
Acquired Fund Fees & Expenses	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses[c]	6.13%	6.88%	5.88%
Less Expense Reduction/Reimbursement[d]	-4.85%	-4.85%	-4.85%
Net Annual Fund Operating Expenses	1.28%	2.03%	1.03%

[a]	You will be charged a 2% redemption fee if you redeem or exchange shares of the Emerging Markets High Dividend Fund within seven (7) days of purchase. The redemption fee is payable to the Emerging Markets High Dividend Fund and is intended to benefit the remaining shareholders by reducing the cost of short term trading. The Emerging Markets High Dividend Fund’s Transfer Agent charges a $15 wire redemption fee to shareholders who elect to redeem by wire transfer.

[b]	Other expenses, which include custodian, transfer agency, shareholder servicing plan fees and other customary fund expenses, are based on actual amounts from the Emerging Markets High Dividend Fund’s statement of operations for its most recently completed fiscal year.

[c]	The Total Annual Operating Expenses in the table above may not correlate to the ratio of expenses to average net assets as reported in the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Emerging Markets High Dividend Fund and does not include Acquired Fund Fees and Expenses.

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[d]	Cullen Capital Management LLC (the “Adviser”) has contractually agreed to limit the Net Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses (“AFFE”), interest, taxes and extraordinary expenses) to not more than 1.25% for Retail Class shares, 2.00% for Class C shares and 1.00% for Class I shares through October 31, 2014. The Adviser may, due to a recapture provision of the written expense limitation and reimbursement agreement (the “Agreement”), recapture any expenses or fees it has reduced or reimbursed within a three-year period from the date of reimbursement, provided that recapture does not cause the Emerging Markets High Dividend Fund to exceed existing expense limitations. The Agreement to limit the Net Annual Operating Expenses may not be terminated by either the Emerging Markets High Dividend Fund or the Adviser prior to its termination date.

Expense Example

This example is intended to help you compare the cost of investing in the Emerging Markets High Dividend Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Emerging Markets High Dividend Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and that the Emerging Markets High Dividend Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years*	5 Years*	10 Years*
Retail Class	$130	$1,388	$2,617	$5,576
Class C	$206	$1,596	$2,937	$6,081
Class I	$105	$1,317	$2,508	$5,398

*	The Expense Example amounts assume that the expense limitation and reimbursement agreement remains in effect only through October 31, 2014. Thus, the 3 year, 5 year and 10 year examples reflect expense limitation and reimbursement only for the first year.

Portfolio Turnover

The Emerging Markets High Dividend Fund pays transaction costs, such as commissions, when it buys and sells securities (“portfolio turnover”). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Emerging Markets High Dividend Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Emerging Markets High Dividend Fund’s performance. During the most recent fiscal year, the Emerging Markets Fund’s portfolio turnover rate was 37% of the average value of its portfolio.

Principal Investment Strategies

The Emerging Markets High Dividend Fund invests, under normal circumstances, at least 80% of its net assets in high-dividend paying securities of companies across all capitalizations that are organized in, maintain at least 50% of their assets in, or derive at least 50% of their revenues from, emerging market countries. As a point of comparison, a high dividend paying common stock that the Emerging Markets High Dividend Fund would invest in would generally have a dividend yield greater than the average dividend yield of the equity securities in the MSCI Emerging Markets Index.

An emerging market country is any country that has been determined by an international organization, such as the World Bank, to have a relatively low to middle economy. In selecting stocks, the Emerging Market High Dividend Fund’s portfolio managers select companies that have growth potential, focusing on companies across all capitalizations. The Fund’s holdings may include issues denominated in currencies of emerging countries, investment companies (like country funds) which invest in emerging countries, American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and other similar instruments (ADRs, EDRs and GDRs are hereinafter collectively referred to as “depositary receipts”), and similar types of investments representing emerging markets securities. The Emerging Markets High Dividend Fund may use derivative instruments, such as structured notes, futures, options and swap agreements, to gain or hedge exposure.

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The Emerging Markets High Dividend Fund may invest in securities issued by other investment companies, including exchange-traded funds (“ETFs”), and may also invest in money market funds.

The Emerging Markets High Dividend Fund intends to diversify its investments across different countries, but the percentage of the Emerging Markets High Dividend Fund’s assets invested in particular countries or regions will change from time to time based on the Adviser’s judgment. However, the Fund will not have more than 30% of its total assets invested as at the time of purchase in securities of any one country.

The Emerging Markets High Dividend Fund generally invests substantially all of its assets in common stocks and depositary receipts but can invest in other equity securities, which can include convertible debt, exchange-traded funds (ETFs) that invest primarily in equity securities, warrants, rights, equity interests in real estate investment trusts (REITs), equity interests in master limited partnerships (MLPs), and preferred stocks. The Emerging Markets High Dividend Fund invests roughly the same amount of its assets in each position in the portfolio at the time of original purchase, although the portfolio is not systematically rebalanced. This approach avoids the overweighting of any individual security being purchased. The Adviser may sell portfolio stocks when they are no longer attractive based on their growth potential, dividend yield or price.

The Emerging Markets High Dividend Fund will not engage in derivatives except to the extent that the writing of covered call options is deemed to involve derivatives.

Principal Risks

Like all investments, investing in the Emerging Markets High Dividend Fund involves risks, including the risk that you may lose part or all of the money you invest.

General Stock Risks. The Emerging Markets High Dividend Fund may experience sudden, unpredictable declines in value, as well as periods of poor performance through its investment in the stock market. Periods of poor performance and declines in value of the Emerging Markets High Dividend Fund’s underlying equity investments can be caused, and also be further prolonged by other factors confronting the global economy such as declining consumer and business confidence, malfunctioning credit markets, increased unemployment, reduced levels of capital expenditures, fluctuating commodity prices, bankruptcies, and other circumstances, all of which can individually and collectively have direct effects on the valuation and/or earnings power of the companies in which the Emerging Markets High Dividend Fund invests. Stock markets worldwide have experienced significant volatility in recent periods as a result of market participants reacting to economic data and market indicators that have contradicted previous assumptions and estimates. At times, these reactions have created scenarios where investors and traders have redeemed their investments/holdings en masse thereby creating additional and often significant downward price pressure than might be experienced in less volatile periods. Market participants’ views on the valuation and/or earnings power of a company and the overall state of the economy can cause similar significant short-term and long-term volatility in the value of the Emerging Markets High Dividend Fund’s shares. As a result, you could lose money investing in the Emerging Markets High Dividend Fund.

Foreign Securities Risks. Foreign investments involve additional risks, which include currency exchange-rate fluctuations, political and economic instability, differences in financial reporting standards, and less-strict regulation of securities markets. More specific risks include:

•	future political and economic developments,
•	the imposition of foreign withholding taxes on dividend and interest income payable on the securities,
•	the possible establishment of exchange controls,
•	the possible seizure or nationalization of foreign investments, and
•	the adoption of other foreign governmental restrictions which might adversely affect the payment of amounts due with respect to such securities.
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You may lose money by investing in the Emerging Markets High Dividend Fund if any of the following occur:

•	foreign stock markets decline in value,
•	the Emerging Markets High Dividend Fund has difficulty selling smaller capitalization or emerging market stocks during a market due to lower liquidity,
•	the value of a foreign currency declines relative to the U.S. dollar, or
•	political, social or economic instability in a foreign country causes the value of the Emerging Markets High Dividend Fund’s investments to decline.

Risk of Investing in Emerging Market Countries. The securities of issuers located in emerging markets tend to be more volatile and less liquid than securities of issuers located in more mature economies, and emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of issuers located or doing substantial business in emerging markets are often subject to rapid and large changes in price and may be particularly sensitive to certain economic changes.

There may be less government supervision and regulation of foreign securities and currency markets, trading systems and brokers in certain foreign markets as compared to the United States, which may increase the Emerging Markets High Dividend Fund’s regulatory and compliance burden and/or decrease the Emerging Markets High Dividend Fund’s investors rights and protections. Information about securities may not be as readily available as in the United States because foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers. Brokerage commissions, withholding taxes, custodial fees, and other fees generally are higher in foreign markets. The policies and procedures followed by foreign stock exchanges, currency markets, trading systems and brokers may differ from those applicable in the United States, with possibly negative consequences to the Emerging Markets High Dividend Fund. Differences in the legal system between foreign governments and the United States may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.

In the past, governments within the emerging markets have become overly reliant on the international capital markets and other forms of foreign credit to finance public spending programs that cause large deficits. Often, interest payments on such government debt, representing a large percentage of total GDP, has become too burdensome for governments within emerging markets to meet. Some governments within emerging markets have been forced to seek a restructuring of their loan and/or bond obligations and have declared a temporary suspension of interest payments or have defaulted. These events have affected adversely the values of securities issued by governments within emerging markets and companies in emerging markets countries and have impacted negatively both the present cost of borrowing and their ability to borrow in the future.

Small- and Medium-Capitalization Companies Risks. The Emerging Markets High Dividend Fund may invest in the stocks of small- and medium-capitalization companies. Small- and medium-capitalization companies often have greater price volatility, less liquidity, narrower markets and limited managerial and financial resources compared to those of larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business reversals, which could increase the volatility of the Emerging Markets High Dividend Fund’s portfolio.

Value Style Investing Risks. Different types of equity investment strategies tend to shift in and out of favor depending on market and economic conditions, and the performance resulting from the Emerging Markets High Dividend Fund’s “value” investment style may sometimes be lower than that of equity funds following other styles of investment.

Foreign Currency Risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, which will reduce the value of investments denominated in those currencies held by the Emerging Markets High Dividend Fund.

Market Disruptions Risk; Sovereign Debt Crises Risks. Beginning in 2008 and continuing through much of 2009 and 2010, the global financial markets underwent pervasive and fundamental disruptions, resulting in substantial declines in valuation and liquidity in the global capital markets.  This global market turmoil, combined with a global reduction in the availability of credit, has led to an increased level of commercial and consumer delinquencies and

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contributed to a lack of consumer confidence, increased market volatility and reduction of business activity generally.  The resulting economic pressure on consumers and lack of confidence in the financial markets also adversely affected the equity markets. Consumer and business confidence remains fragile and subject to possible reversal for a variety of reasons, including high and growing debt levels by many consumers, business institutions and governments in the United States, certain countries in Europe and elsewhere around the world, and continued weakness in global job markets.  The securities of the United States, as well as several countries across Europe and Asia, have recently been, or are at risk of being, downgraded, and sovereign debt crises have persisted in certain countries in those regions.  These events and circumstances could result in further market disruptions that could adversely affect financial markets on a global basis.

Government Intervention Risk.  The global financial markets have in the past few years gone through pervasive and fundamental disruptions which have led to extensive and unprecedented governmental intervention.  Such intervention has in certain cases been implemented on an “emergency” basis, suddenly and substantially eliminating market participants’ ability to continue to implement certain strategies or manage the risk of their outstanding positions.  In addition, these interventions have typically been unclear in scope and application, resulting in confusion and uncertainty which in itself has been materially detrimental to the efficient functioning of the markets as well as previously successful investment strategies.

In response to the recent financial crises, the Obama Administration and the U.S. Congress proposed sweeping reform of the U.S. financial regulatory system. After over a year of debate, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) became law in July 2010. Because many provisions of the Dodd-Frank Act require rulemaking by the applicable regulators before becoming fully effective and the Dodd-Frank Act mandates multiple agency reports and studies (which could result in additional legislative or regulatory action), it is difficult to predict the impact of the Dodd-Frank Act on the Emerging Markets High Dividend Fund, the Adviser and the markets in which they trade and invest. The Dodd-Frank Act could result in certain investment strategies in which the Emerging Markets High Dividend Fund engages or may have otherwise engaged becoming non-viable or non-economic to implement.

Performance Information

The following performance information shows the total return of the Emerging Markets High Dividend Fund on a calendar year-to-date basis, and the table shows the Emerging Markets High Dividend Fund’s average annual total return over time compared with a broad-based market index. The table assumes that all dividends and distributions are reinvested in the Emerging Markets High Dividend Fund and, by comparing the Fund’s performance with a broad measure of market performance, gives some indication of the risks of an investment in the Fund. The Emerging Markets High Dividend Fund’s past performance, before and after taxes, is not necessarily an indication of how the Emerging Markets High Dividend Fund will perform in the future.

Updated performance information is available at www.cullenfunds.com or by calling 1-877-485-8586.

The Emerging Markets High Dividend Fund’s 2013 year-to-date total return through September 30, 2013 was

-0.31%.

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Average Annual Total Returns as of December 31, 2012
Since
Emerging Markets High Dividend Fund, Retail Class	Inception(1)
Returns before taxes	8.42%
Returns after taxes on distributions(2)	8.27%
Returns after taxes on distributions and sale of Fund shares	5.47%
Emerging Markets High Dividend Fund, Class I
Returns before taxes	8.59%
Emerging Markets High Dividend Fund, Class C
Returns before taxes	8.12%
MSCI Emerging Markets Stock Index (reflects no deduction of fees, expenses or taxes)	11.95%
[1]	The Emerging Markets High Dividend Fund commenced operations on September 1, 2012. The returns for the index have been calculated since the inception date of each class.
[2]	After-tax returns are shown for Retail Class shares only. After-tax returns for Class C and Class I shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

Investment Adviser

Cullen Capital Management LLC serves as the Adviser to the Emerging Markets High Dividend Fund.

Portfolio Managers

James P. Cullen, the Adviser’s Chairman and Chief Executive Officer and controlling member, has been co-portfolio manager of the Emerging Markets High Dividend Fund since it commenced operations on September 1, 2012. He is also a founder of Schafer Cullen Capital Management, Inc., a registered investment adviser, and has been its Chairman and Chief Executive Officer since December 1982.

Rahul D. Sharma has served as a co-portfolio manager for the Emerging Markets High Dividend Fund since it commenced operations on September 1, 2012. Mr. Sharma has been the Vice President of the Adviser since May 2000.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Emerging Markets High Dividend Fund on days the NYSE is open for trading by written request to the addresses below, by wire transfer, by telephone at 1-877-485-8586 or through any broker/dealer organization that has a sales agreement with the Fund’s distributor. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

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Regular mail: Cullen Funds, P.O. Box 13584, Denver, Colorado 80201

Overnight mail: Cullen Funds, 1290 Broadway, Suite 1100, Denver, Colorado 80203

The Emerging Markets High Dividend Fund accepts investment in the following minimum amounts:

Share Class:	Initial	Additional

Retail Class-Regular Accounts	$ 1,000	$100

Retail Class-IRAs and UGMA/UTMA Accounts, Simple
IRA, SEP-IRA, 403(b)(7), Keogh, Pension Plan and Profit
Sharing Plan Accounts	$ 250	$ 50

Class C-Regular Accounts	$ 1,000	$100

Class C-IRAs and UGMA/UTMA Accounts, Simple IRA,
SEP-IRA, 403(b)(7), Keogh, Pension Plan and Profit
Sharing Plan Accounts	$ 250	$ 50

•	A registered investment adviser may aggregate all client accounts investing in Class I shares of the Emerging Markets High Dividend Fund to meet the investment minimum.
•	If you use an Automatic Investment Plan (“AIP”) for a regular account for the Retail Class or Class C shares, the initial investment minimum to open an account is $50 and the additional investment minimum is $50.
•	If you use an Automatic Investment Plan for a custodial or retirement plan account for the Retail Class or Class C shares, the initial investment minimum to open an account as well as the monthly additional investment amount is $25.

Tax Information

The Emerging Markets High Dividend Fund’s distributions to you are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (“IRA”).

Financial Intermediary Compensation

If you purchase the Emerging Markets High Dividend Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Emerging Markets High Dividend Fund and/or its Adviser may pay the intermediary for the sale of Emerging Markets High Dividend Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Emerging Markets High Dividend Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ON INVESTMENT POLICIES AND RISKS

This section contains additional detail on the High Dividend Fund, International High Dividend Fund, Small Cap Value Fund, Value Fund and Emerging Markets High Dividend Fund (each, a “Fund,” and together, the “Funds”) investment strategies and the related risks that you would face as a shareholder of a Fund and also information about how to find out more about a Fund’s portfolio holdings disclosure policy.

The Funds invest in securities that the Adviser believes offer the prospect of an increase in value over a long-term investment horizon, which the Adviser generally defines as three to five years. For the most part, each Fund will invest in common stocks of companies having a low stock market valuation at the time of purchase (as measured by price/earnings ratios as compared with the average price/earnings ratio of the equity securities in the S&P 500®Index, in the case of the High Dividend Fund and Value Fund; the MSCI EAFE Stock Index, in the case of the International High Dividend Fund; the Russell 2500 Value Stock Index, in the case of the Small Cap Value Fund; and the MSCI Emerging Markets Stock Index, in the case of the Emerging Markets High Dividend Fund) in relation to investment value (as measured by prospective earnings growth rates, in the case of each Fund, and dividend growth rates, in the case of the High Dividend Fund, International High Dividend Fund, and Emerging Markets High Dividend Fund, as compared with market averages of such earnings and rates).

The Adviser then monitors investments for price movement and earnings developments. Once a security is purchased, the Adviser will generally hold it in a Fund’s portfolio until it no longer meets such Fund’s financial or valuation criteria.

Although there may be some short-term portfolio turnover, the Adviser generally purchases securities which it believes will appreciate in value over the long term. However, securities may be sold without regard to the time they have been held when, in the Adviser’s opinion, investment considerations warrant such action. Such considerations can include downward price movement, the probability of a decrease in a security’s value and negative earnings developments.

The Funds do not concentrate their investments in any particular industry or group of industries, but diversify their holdings among as many different companies and industries as seems appropriate in light of conditions prevailing at any given time.

The Funds intend to be fully invested, which generally means that the Funds will be at least 80% invested in stocks at all times except to the extent that:

•	unusually large share purchases necessitate the holding of cash equivalents while additional equities are identified and purchased; or
•	anticipated share redemptions indicate that the Funds should hold larger cash reserves to better manage such redemptions.

Investments may also be made in debt securities which are convertible into equity securities and preferred stocks which are convertible into common stocks, and in warrants or other rights purchase common stock, all which are considered by the Adviser to be equity securities. The Adviser generally does not engage in market timing by shifting the portfolio or a significant portion thereof in or out of the market in anticipation of market fluctuations.

A portion of the Funds’ assets may be held from time to time in cash or cash equivalents when the Adviser is unable to identify attractive equity investments. Cash equivalents, which can include certificates of deposit, bankers’ acceptances, time deposits, commercial paper, short-term notes, or money market instruments, are instruments or investments of such high liquidity and safety that they are considered almost as safe as cash.

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The Funds may temporarily depart from their respective principal investment strategies by making short-term investments in cash and cash equivalents, when the Funds experience periods of heavy cash inflows from shareholders purchasing such Fund’s shares. This may result in a Fund not achieving its investment objective and such Fund’s performance may be negatively affected as a result. To the extent that a Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

The High Dividend Fund, Small Cap Value Fund and Value Fund invest primarily in the securities of U.S. issuers, although each Fund has the ability to invest up to 30% of its net assets in securities of foreign issuers, or depositary receipts for such securities, which are traded in a U.S. market or are available through a U.S. broker or dealer (regardless of whether traded in U.S. dollars) and which meet the criteria for investment selection set forth above. In addition, the International High Dividend Fund and the Emerging Markets High Dividend Fund invest primarily in securities of foreign issuers. As a result, these Funds may be subject to additional investment risks that are different in some respects from those experienced by a fund that invests only in securities of U.S. domestic issuers.

Such risks include:

•	future political and economic developments,
•	the imposition of foreign withholding taxes on dividend and interest income payable on the securities,
•	the possible establishment of exchange controls,
•	the possible seizure or nationalization of foreign investments, and
•	the adoption of other foreign governmental restrictions which might adversely affect the payment of amounts due with respect to such securities.

With respect to the securities of foreign issuers which are denominated in foreign currencies, such risks also include currency exchange-rate risk. Generally, the High Dividend Fund, Small Cap Value Fund and Value Fund purchase securities which such Fund believes, at the time of purchase, will be subject to exchange controls because foreign issues are made in the form of depositary receipts; however, there can be no assurance that exchange control laws will apply to certain of the applicable Fund’s investments. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing, financial record-keeping and shareholder reporting standards and requirements as domestic issuers.

There are market risks inherent in any investment, and there is no assurance that the respective primary investment objectives of each Fund will be realized or that any income will be earned. Moreover, the application of a Fund’s investment policies is dependent upon the Adviser’s judgment. You should realize that there are risks in any policy dependent upon judgment and that the Adviser does not make any representation that the objectives of any Fund will be achieved or that there may not be substantial losses in any particular investment.

The Funds may write covered call options when the Adviser believes it will be beneficial for hedging purposes and/or in order to generate additional income. Writing a covered call involves the Fund selling a call option for an equity security that is currently held in its portfolio. Generally, the Adviser does not expect investments in covered call options to exceed 30% of a Fund’s net assets; however, is not restricted in its ability to invest up to 100% of its assets in covered call options.

The purchaser of a call option has the right to buy, and the writer (in this case the Fund) of a call option has the obligation to sell, an underlying security at a specified exercise price during a specified option period. The advantage of writing covered calls is that the Fund receives a premium for writing the call, which is additional income. However, if the security rises in value and the call is exercised, the Fund may not participate fully in the market appreciation of the security.

At any time the value of a Fund’s shares may be more or less than your cost of shares.

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Policies and Risk Factors Specific to the International High Dividend Fund and the Emerging Markets High Dividend Fund

The International High Dividend Fund and Emerging Markets High Dividend Fund invest primarily in the securities of foreign issuers or in depositary receipts, although each Fund has the ability to invest up to 20% of its net assets in securities of U.S. issuers which meet the criteria for investment selection set forth above. As a result, these Funds may be subject to additional investment risks that are different in some respects from those experienced by a fund that invests only in securities of, respectively, U.S. domestic or foreign issuers.

The International High Dividend Fund intends to diversify its investments across different countries, but the percentage of its nets assets invested in particular countries or regions will change from time to time based on the Adviser’s judgment. The International High Dividend Fund intends to invest in the securities of companies located in developed countries and, to a lesser extent, those located in emerging markets.

The Emerging Markets High Dividend Fund intends to diversify its investments across different countries deemed emerging markets, but the percentage of Fund assets invested in particular countries or regions will change from time to time based on the Adviser’s judgment.

WHO SHOULD INVEST IN THE FUNDS?

The Funds are appropriate for investors who are comfortable with the risks described in this prospectus and who have long-term investment goals. The Funds are not appropriate for investors concerned primarily with principal stability.

PORTFOLIO HOLDINGS INFORMATION

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information (SAI). Currently, disclosure of the Funds’ holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in Annual and Semi-Annual Reports to shareholders and in the quarterly holdings report on Form N-Q. You may obtain copies of the SAI and these reports by making a request to:

Cullen Funds
P.O. Box 13584
Denver, CO 80201

You can also obtain the SAI, quarterly holdings reports, Annual and Semi-Annual Reports on the SEC’s website at www.sec.gov and on the Funds’ website at www.cullenfunds.com.

WHO MANAGES THE FUNDS?

Investment Adviser

Cullen Capital Management LLC, located at 645 Fifth Avenue, New York, New York, 10022 serves as the Adviser to the Funds. Subject to the general supervision of the Board of Trustees of the Cullen Funds Trust, the Adviser is responsible for the day-to-day investment decisions of the Funds in accordance with each Fund’s investment objective and policies. In exchange for these services, the Adviser receives an annual management fee, which is calculated daily and paid monthly, based on the average daily net assets of each Fund. As of September 30, 2013, the Adviser and its affiliated adviser, Schafer Cullen Capital Management, had $16.5 billion in assets under management.

Pursuant to separate investment advisory agreements between each Fund and the Adviser, the Adviser is paid at an annual rate of 1.00% of each Fund’s average daily net assets. However, the Adviser has contractually agreed with

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each Fund to reduce such Fund’s fees and absorb expenses to the extent necessary to limit total annual operating expenses (excluding taxes and acquired fund fees and expenses) to the following percentages for each Fund’s respective share class:

	Net Annual Fund Operating Expenses
Fund Name	Retail Class	Class C	Class I	Class R1	Class R2
Cullen High Dividend Equity Fund	1.00%	1.75%	0.75%	1.50%	1.25%
Cullen International High Dividend Fund	1.25%	2.00%	1.00%	1.75%	1.50%
Cullen Small Cap Value Fund	1.25%	2.00%	1.00%	1.75%	1.50%
Cullen Value Fund	1.00%	1.75%	0.75%	N/A	N/A
Cullen Emerging Markets High Dividend Fund	1.25%	2.00%	1.00%	N/A	N/A

A discussion regarding the basis for the Board of Trustees’ approval of the Adviser’s investment advisory agreement is available in the Funds’ Annual Report to Shareholders for the fiscal year ended June 30, 2013.

Portfolio Managers

Below are descriptions of the portfolio managers jointly responsible for the day-to-day management of each Fund. Information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership in the Funds can be found in the SAI.

Cullen High Dividend Equity Fund

James P. Cullen, the Adviser’s Chairman and Chief Executive Officer and controlling member, has been a portfolio manager of the Fund since the Fund’s inception on August 1, 2003. Mr. Cullen has been in the investment management business for more than 45 years. He is also a founder of Schafer Cullen Capital Management, Inc., a registered investment adviser, and has been its Chairman and Chief Executive Officer since December 1982. Prior to forming Schafer Cullen Capital Management, Inc., Mr. Cullen was a Vice President of Donaldson, Lufkin & Jenrette.

John C. Gould has served as a co-portfolio manager for the Fund since October 2007. Mr. Gould serves as the President of the Adviser and has worked there since May 2000.

Cullen International High Dividend Fund

James P. Cullen, the Adviser’s Chairman and Chief Executive Officer and controlling member, has been a portfolio manager of the Fund since the Fund’s inception on December 15, 2005. Mr. Cullen has been in the investment management business for more than 45 years. He is also a founder of Schafer Cullen Capital Management, Inc., a registered investment adviser, and has been its Chairman and Chief Executive Officer since December 1982. Prior to forming Schafer Cullen Capital Management, Inc., Mr. Cullen was a Vice President of Donaldson, Lufkin & Jenrette.

Rahul D. Sharma has served as a co-portfolio manager for the Fund since October 2007. Mr. Sharma has been a Vice President and the Secretary of the Adviser since May 2000.

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Cullen Small Cap Value Fund

James P. Cullen, the Adviser’s Chairman and Chief Executive Officer and controlling member, has been a portfolio manager of the Small Cap Value Fund since the Fund commenced operations on October 1, 2009. He is also a founder of Schafer Cullen Capital Management, Inc., a registered investment adviser, and has been its Chairman and Chief Executive Officer since December 1982. Mr. Cullen has been in the investment management business for more than 45 years. Prior to forming Schafer Cullen Capital Management, Inc., Mr. Cullen was a Vice President of Donaldson, Lufkin & Jenrette.

Brooks H. Cullen has been co-portfolio manager of the Small Cap Value Fund since the Fund commenced operations on October 1, 2009. Mr. Cullen has been a Vice President and Portfolio Manager of the Adviser since May 2000, and has served as Vice President and Portfolio Manager of Schafer Cullen Capital Management, Inc. since 1996.

Carl W. Gardiner has been co-portfolio manager of the Small Cap Value Fund since the Fund commenced operations on October 1, 2009. Mr. Gardiner has been a Vice President and Portfolio Manager of the Adviser and Schafer Cullen Capital Management, Inc. since October 2008. Prior to joining the two firms in October 2008, Mr. Gardiner was a Senior Analyst at Copper Arch Capital.

Cullen Value Fund

James P. Cullen, the Adviser’s Chairman and Chief Executive Officer and controlling member, has been a portfolio manager of the Value Fund since the Fund commenced operations on September 1, 2012. Mr. Cullen has been in the investment management business for more than 45 years. He is also a founder of Schafer Cullen Capital Management, Inc., a registered investment adviser, and has been its Chairman and Chief Executive Officer since December 1982. Prior to forming Schafer Cullen Capital Management, Inc., Mr. Cullen was a Vice President of Donaldson, Lufkin & Jenrette.

John C. Gould has served as a co-portfolio manager of the Value Fund since it commenced operations on September 1, 2012. Mr. Gould serves as President of the Adviser and has worked there since May 2000.

Brooks H. Cullen has served as a co-portfolio manager of the Value Fund since it commenced operations on September 1, 2012. Mr. Cullen has been a Vice-President of the Adviser since May 2000, and has served as Vice President of Schafer Cullen Capital Management, Inc. since 1996.

Cullen Emerging Markets High Dividend Fund

James P. Cullen, the Adviser’s Chairman and Chief Executive Officer and controlling member, has been co-portfolio manager of the Emerging Markets High Dividend Fund since the Fund commenced operations on September 1, 2012. Mr. Cullen has been in the investment management business for more than 45 years. He is also a founder of Schafer Cullen Capital Management, Inc., a registered investment adviser, and has been its Chairman and Chief Executive Officer since December 1982. Prior to forming Schafer Cullen Capital Management, Inc., Mr. Cullen was a Vice President of Donaldson, Lufkin & Jenrette.

Rahul D. Sharma has served as a co-portfolio manager of the Emerging Markets High Dividend Fund since it commenced operations on September 1, 2012. Mr. Sharma has been a Vice President and the Secretary of the Adviser since May 2000.

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Custodian, Transfer Agent, Dividend Disbursing Agent, and Fund Administrator

State Street Bank & Trust Company serves as custodian for the Funds’ cash and securities. ALPS Fund Services, Inc. provides transfer agent, dividend disbursing services and administrative services to the Funds.

Distributor

ALPS Distributors, Inc. is the principal underwriter for the Funds and, as such, is the agent for the distribution of shares of the Funds.

Distribution and Service Plans (12b-1)

The Funds have adopted separate Distribution Plans (“Distribution Plans”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (“1940 Act”) pursuant to which the Funds pay distribution and service fees. Expenses covered by the Distribution Plans include those that promote the sale of each Fund’s shares such as compensation to underwriters, dealers and sales personnel; printing and disseminating prospectuses and reports for prospective shareholders; preparing and distributing advertising material and sales literature; shareholder account servicing; and capital or other expenses of associated equipment, rent, salaries, bonuses, interest and other overhead. Because the fees are paid out of the assets attributable to the Retail Class, Class C, Class R1 and Class R2 shares of the High Dividend Fund, the International High Dividend Fund and the Small Cap Value Fund, respectively, and the Retail Class and Class C shares of the Value Fund and the Emerging Markets High Dividend Fund, respectively, on an on-going basis, the fees paid under the Distribution Plans will increase the cost of your investment in these share classes and could cost you more than paying other types of sales charges.

Under the Distribution Plans, each Fund pays the following percentages of average daily net assets for distribution and service fees for the sale and distribution of each respective share class and for services provided to shareholders:

Fund Name	Retail Class	Class C	Class I	Class R1	Class R2
Cullen High Dividend Equity Fund	0.25%	1.00%*	0.00%	0.50%	0.25%
Cullen International High Dividend Fund	0.25%	1.00%*	0.00%	0.50%	0.25%
Cullen Small Cap Value Fund	0.25%	1.00%*	0.00%	0.50%	0.25%
Cullen Value Fund	0.25%	1.00%*	0.00%	N/A	N/A
Cullen Emerging Markets High Dividend Fund	0.25%	1.00%*	0.00%	N/A	N/A

*	Class C shares pay up to 1.00% of average daily net assets, of which 0.75% may be paid for distribution fees and 0.25% may be paid for certain shareholder services provided to shareholders.

Shareholder Servicing Plans

The High Dividend Fund, International High Dividend Fund and Small Cap Value Fund have also adopted a Shareholder Servicing Plan for Class R1 and Class R2 shares. Under the Shareholder Servicing Plans, the Funds may pay a service fee of up to 0.25% of average daily net assets attributable to Class R1 and Class R2 shares held by benefit plans or plan participants. The fees paid under the Shareholder Servicing Plan are used to pay securities dealers, plan administrators or other service organizations who agree to provide certain services, such as acting as shareholder of record, processing purchase and redemption orders, maintaining participant account records and answering participant questions regarding the Funds, to plans or plan participants holding shares of the Funds. Because the fees are paid out of the assets attributable to the Class R1 and Class R2 shares, respectively, on an on-going basis, the fees paid under the Shareholder Servicing Plan will increase the cost of your investment in Class R1 and Class R2 shares.

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Although they do not currently offer Class R1 and Class R2 shares, the Value Fund and the Emerging Markets High Dividend Fund have also adopted a Shareholder Servicing Plan.

Additional Payments to Financial Intermediaries

You may indirectly compensate the financial intermediary through which you buy shares of the Funds, as a result of the Funds paying Rule 12b-1 fees. In addition, the Funds also may pay intermediaries for administrative services and transaction processing. As a result, these payments may provide your financial intermediary with an incentive to favor the Funds over other mutual funds or assist the distributor in its efforts to promote the sale of the Funds’ shares.

Financial intermediaries include broker-dealers, banks (including bank trust departments), registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

The Adviser may make additional payments to financial intermediaries out of its own assets. These payments are not an expense of the Funds. The Adviser may base these payments on a variety of criteria, including the amount of sales or assets of each Fund attributable to the financial intermediary or as a per transaction fee.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. The Adviser determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Funds and that are willing to cooperate with the Adviser’s promotional efforts. The Adviser also may compensate financial intermediaries (in addition to amounts that may be paid by any Fund) for providing certain administrative services and transaction processing services.

The Adviser may benefit from its payments if the intermediary features the Funds in its sales system (such as by placing the Funds on its preferred fund list or giving access on a preferential basis to members of the financial intermediary’s sales force or management). In addition, the financial intermediary may agree to participate in the distributor’s marketing efforts (such as by helping to facilitate or provide financial assistance for conferences, seminars or other programs at which the Adviser’s personnel may make presentations on the Funds to the intermediary’s sales force). To the extent intermediaries sell more shares of the Funds or retain shares of the Funds in their clients’ accounts, the Adviser receives greater management and other fees due to the payments to the intermediary if the amount of the payment exceeds the intermediary’s costs.

Your intermediary may charge you additional fees or commissions other than those disclosed in this prospectus. Intermediaries may categorize and disclose these arrangements differently than the discussion above. You can ask your financial intermediary about any payments it receives from the Adviser or the Funds, as well as about fees and/or commissions it charges.

The Adviser and its affiliates may have other relationships with your financial intermediary relating to the provision of services to the Funds, such as providing omnibus account services or effecting portfolio transactions for the Funds. If your intermediary provides these services, the Adviser or the Funds may compensate the intermediary for these services. In addition, your intermediary may have other relationships with the Adviser that are not related to the Funds.

Description of Classes

Cullen Funds Trust (the “Trust”) has adopted a multiple class plan that allows each Fund to offer one or more classes of shares of a Fund. The High Dividend Fund, the International Dividend Fund and the Small Cap Value Fund currently offer five classes of shares – Retail Class, Class C, Class I, Class R1, and Class R2. The Value Fund and the Emerging Markets High Dividend Fund currently offer three classes of shares — Retail Class, Class C and Class I. This prospectus offers all shares, and all shares are sold with no sales load.

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Your investment professional can help you determine which above share class is appropriate. Please note that your investment firm may receive different compensation depending upon which class is chosen.

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YOUR ACCOUNT

ELIGIBLE INVESTORS

Shares of the Funds are offered to the general public. The Funds reserve the right to refuse to accept investments at any time.

ELIGIBLE CLASS I INVESTORS

Class I shares are available only to certain accounts for which qualifying institutions act in a fiduciary, agency or custodial capacity and only with a minimum initial investment of $1,000,000. A registered investment adviser may aggregate all client accounts investing in any Fund to meet the Class I shares investment minimum.

ELIGIBLE CLASS R1 AND R2 INVESTORS

Both the Class R1 and R2 shares will be available to certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. Class R1 and R2 shares also are available to IRAs consisting of rollovers from eligible retirement plans that offered any of the Funds’ Class R1 or R2 shares as investment options. Class R1 and R2 shares are not available to non-retirement accounts, traditional or Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b)s and most individual retirement accounts or retirement plans that are not subject to the Employee Retirement Income Security Act of 1974 (“ERISA”).

Eligible Class R1 and Class R2 share investors are also eligible to purchase other classes of shares of the Funds offered in this prospectus. However, plan participants may only allocate their plan holdings to classes of shares that are available through their plan. Each class has different sales charges and expenses.

Your investment professional can help you determine which class is appropriate, and be aware that your investment firm may receive different compensation depending upon which class is chosen. Plan fiduciaries should consider their obligations under ERISA in determining which class is an appropriate investment for the plan.

SHARE PRICE

The price of a share of a Fund is called the net asset value (“NAV”). The NAV is determined as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m. Eastern time) every day the NYSE is open for trading. The NAV is calculated by taking the total value of a fund’s assets, subtracting its liabilities, and then dividing by the number of shares that have already been issued. This is a standard calculation and forms the basis for all transactions involving buying, selling, or reinvesting in shares.

Each Fund’s investments are valued according to market value. When a market quote is not readily available, the security’s value is based on fair value as determined by a Valuation Committee appointed and supervised by the Board of Trustees of the Trust.

Your order will be priced at the next NAV calculated after your order is received in good order by the Funds’ Transfer Agent.

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Foreign Securities

A Fund’s portfolio securities may be listed on foreign exchanges that may trade on days when NAV is not calculated. As a result, a Fund’s NAV may change on days when you will not be able to purchase or redeem shares. In addition, a foreign exchange may not value its listed securities at the same time that the Funds calculate NAV.

Furthermore, foreign securities traded on foreign exchanges present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of trading of the foreign exchange but prior to the close of the NYSE. Events affecting the values of portfolio securities that occur between the time a foreign exchange assigns a price to the portfolio securities and the time when a Fund calculates NAV generally will not be reflected in the Fund’s NAV. However, these events will be reflected in each respective Fund’s NAV when the Valuation Committee, under the supervision of the Board of Trustees of the Trust, determines that they would have a material effect on such Fund’s NAV.

Frequent Purchases and Redemptions

The Funds are intended for long-term investors. The Board of Trustees has adopted policies and procedures to restrict market timing. “Market timing” refers to a pattern of frequent purchases and sales of a fund’s shares, often with the intent of earning arbitrage profits, in excess of prescribed prospectus limits. Market timing can harm other shareholders in various ways, including diluting the value of shareholders’ holdings, increasing a fund’s transaction costs, disrupting portfolio management strategy, causing a fund to incur unwanted taxable gains and causing a fund to hold excess levels of cash. Short-term “market-timers” who engage in frequent purchases and redemptions can disrupt a fund’s investment program and create additional transaction costs that are borne by all shareholders. The Funds reserve the right to reject purchase orders in whole or in part when, in the judgment of the Adviser or ALPS Fund Services, Inc., the transfer agent for the Funds, such rejection is in the best interest of such Fund.

The Funds do not knowingly accommodate “market-timers” and discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm a Fund’s performance. Therefore, the Funds take steps to reduce the frequency and effect of these activities by assessing redemption fees as described below, monitoring trading activity, and using fair value pricing, as determined by the Trust’s Board of Trustees, when the Adviser determines current market prices are not readily available. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur. Further, while the Funds make efforts to identify and restrict frequent trading, each Fund receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. The Funds exercise their best judgment to use these tools in a manner they believe consistent with shareholder interests.

Trading Practices

The Funds reserve the right, in their sole discretion, to identify trading practices as abusive, and may deem the sale of all or a substantial portion of a shareholder’s shares to be abusive. Each Fund will determine abusive trading practices on a case-by-case basis.

The Funds monitor selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, any Fund believes that a shareholder has engaged in excessive short-term trading, it may ask the shareholder to stop such activities or may refuse to process purchases or exchanges in that shareholder's accounts. In making such judgments, each Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders. The Funds may consider trading done in multiple accounts under common ownership or control. Each Fund endeavors to apply these market timing procedures uniformly to all shareholders.

Redemption Fees

The Funds charge a 2% redemption fee on the redemption or exchange of shares held for less than seven (7) days. This fee is imposed in order to help offset the transaction costs and administrative expenses associated with the

48

activities of short-term “market-timers” who engage in the frequent purchase and sale of shares. The “first in, first out” (FIFO) method is used to determine the holding period; this means that if you bought shares on different days, the shares purchased first will be considered redeemed first for the purpose of determining whether the redemption fee applies. The redemption fee is deducted from your proceeds and is retained by the respective Fund for the benefit of its long-term shareholders.

The redemption fee will not be charged on transactions involving the following:

1.	redemption of shares purchased through reinvested dividends or distributions;

2.	redemptions made under scheduled or systematic plans, including automatic asset rebalancing;

3.	redemptions made by participants in employer-sponsored retirement plans that are held at the Funds in an omnibus account (such as 401(k), 403(b), 457, Keogh, Profit Sharing Plans and Money Purchase Pension Plans), including qualified withdrawals and required minimum distributions; except where the Funds have received an indication that the plan administrator is able to assess the redemption fee to the appropriate accounts;

4.	redemptions resulting from the death or disability of a retirement plan participant;

5.	redemption of shares through court mandate; and

6.	involuntary redemptions directed by any Fund, including redemptions for low balances or to pay certain fees.

Each Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading. In addition, each Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to a Fund’s redemption fee, such Fund will notify shareholders.

Fair Value Pricing

The trading hours for most foreign securities end prior to the close of the NYSE, the time NAV is calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant surge or decline in the U.S. market), often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Funds may value foreign securities at fair value, taking into account such events, when they calculate NAV. Fair value determinations are made in good faith in accordance with procedures adopted by the Trust’s Board of Trustees.

The Trust’s Board of Trustees has also developed procedures that call for utilization and monitoring of fair value procedures with respect to any assets for which reliable market quotations are not readily available or for which the Funds’ pricing service does not provide a valuation or provides a valuation that in the judgment of the Adviser does not represent fair value. A Fund may also price a security utilizing fair value if the Fund or the Adviser believes that the market price is stale. Other instances where fair value pricing might be required include, but are not limited to: (a) a 10% or greater change in the price of an equity or fixed-income security; (b) a change in the price of an equity or fixed-income security which changes the net asset value per share of a Fund by $0.0089 or more; (c) a security being attributed a price which appears to the Adviser to be unreasonable; (d) a security not being priced, or (e) the occurrence of a significant event or circumstance that might necessitate fair value pricing—such as the occurrence of an event after a foreign exchange or market has closed, but before the Funds’ NAV calculations, affecting a security or securities in a Fund. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. There can be no assurance that the Funds could obtain the

49

fair value assigned to a security if they were to sell the security at approximately the time at which NAV is calculated.

The frequency with which each Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the respective Fund invests pursuant to its investment objective, strategies and limitations. If the Funds invest in other open-end management investment companies registered under the 1940 Act, they may rely on the net asset values of those companies to value the shares they hold of them. Those companies may also use fair value pricing under some circumstances.

If a shareholder purchases or redeems shares in a Fund when it holds securities priced at fair value, this may have the unintended effect of increasing or decreasing the number of shares received in the purchase or the value of the proceeds received upon redemption.

BUYING SHARES

Timing of Requests

The price per share will be the NAV next computed after the time your request is received in good order by the Transfer Agent. All requests received in good order before 4:00 p.m. (Eastern time) on any business day will be executed on that same day. Requests received after 4:00 p.m. on a business day will be processed on the next business day. Plan administrators are responsible for transmitting orders in a timely manner.

When making a purchase request, make sure your request is in good order. “Good order” means your purchase request includes:

•         The name of the Cullen Fund

•         The dollar amount of shares to be purchased

•         Completed purchase application or investment stub

•         Check payable to [Cullen Fund Name]

Shares of the Funds may be purchased only on days the NYSE is open for trading. Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Funds are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions.

Methods of Buying

Through a broker/dealer organization	Plans and their participants can purchase shares of the Funds through any broker/dealer organization that has a sales agreement with the Funds’ distributor. The broker-dealer organization is responsible for sending purchase orders to the Funds. Please keep in mind that your broker/dealer may charge additional fees for its services.

By mail	To open an account, complete an account application form and send it together with your check to the address below. To make additional investments once you have opened your account, send your check together with the detachable form that is included with your account statement or confirmation. You may also send a letter stating the amount of your investment with your name, the name of the Fund and your account number together with a check to the address below. Checks should be made payable to “Cullen High Dividend Equity Fund,” “Cullen Small Cap Value Fund,” “Cullen International High Dividend Fund,” “Cullen Value Fund,” or “Cullen Emerging Markets High Dividend Fund,” as applicable. The Funds will not accept payment in cash or money orders. All purchases must be in U.S. dollars, drawn on a domestic financial institution. The Funds also do not accept cashier’s checks in amounts of

50

less than $10,000. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Funds are unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order of payment. If your check is returned for any reason, a $25 fee will be assessed against your account. In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information from investors as part of the Funds’ anti-money laundering program. As requested on your account application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted without providing a permanent street address on your application.

Regular Mail
Cullen Funds
P.O. Box 13584
Denver, CO 80201

Overnight Delivery
Cullen Funds
1290 Broadway
Suite 1100
Denver, CO 80203

NOTE: The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, when you deposit your account application form, additional purchase request or redemption request in the mail, or use other delivery services, or if your documents are simply in the Transfer Agent’s post office box, that does not mean that the Funds’ Transfer Agent actually received those documents.

By telephone	To make additional investments by telephone, you must check the appropriate box on your account application form authorizing telephone purchases. If you have given authorization for telephone transactions and your account has been open for at least 15 days, you may call the Funds toll free at 1- 877-485-8586 to move money, in amounts of $50 or more, from your bank account to your Fund’s account upon request. Only bank accounts held at U.S. institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions. For security reasons, requests by telephone will be recorded.

By wire	Initial Investment—By Wire

If you are making an initial investment in a Fund, before you wire funds please contact the Transfer Agent by phone to make arrangements with a telephone service representative or submit your completed application via mail or overnight delivery. Upon receipt of your application, your account will be established and a service representative will contact you within 24 hours to provide an account number and wiring instructions. You may then contact your bank to initiate the wire using the instructions you were given.

For Subsequent Investments—By Wire

Before sending your wire, please contact the Transfer Agent to advise of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

To open an account or to make additional investments by wire, call 1-877-485-8586 to notify the Transfer Agent of the incoming wire using the wiring instructions below:

State Street Bank & Trust Co.
225 Franklin Street
Boston, MA 02171
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ABA # 011000028
DDA# 00515114
Account Name: Cullen Funds
Further Credit: [Name of Cullen Fund]
(your name or the title on the account)
(your account #)

Through an automatic investment plan	Once your account has been opened, you may purchase shares of any Fund through an automatic investment plan (“AIP”). You can have money automatically transferred from your checking or savings account on a monthly or quarterly basis. To be eligible for this plan, your bank must be a U.S. institution that is an ACH member. A Fund may modify or terminate the AIP at any time. To begin participating in the Plan, you should complete the AIP section on your account application or call the Funds’ Transfer Agent at 1-877-485-8586. The first AIP purchase will take place no earlier than 15 days after the Funds’ Transfer Agent has received your request. If your payment is rejected by your bank, the Transfer Agent will charge a $25 fee to your account. Any request to change or terminate an Automatic Investment Plan should be submitted to the Transfer Agent five (5) days prior to effective date.

Shares of the Funds have not been registered for sale outside of the United States and the Funds generally do not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except investors with United States military APO or FPO addresses.

SELLING SHARES

Methods of Selling

Through a broker/dealer organization By mail

If you purchased your shares through a broker/dealer or other financial organization, your redemption order must be placed through the same organization as it is responsible for sending redemption orders to the Funds. Please keep in mind that your broker/dealer may charge additional fees for its services.

Send your written redemption request to the address below. Your request should contain the name of the specific Fund, your account number and the dollar amount or the number of shares to be redeemed. Be sure to have all shareholders sign the letter as their names appear on the account. Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions or trust documents indicating proper authorization).

Regular Mail
Cullen Funds
P.O. Box 13584
Denver, CO 80201

Overnight Delivery
Cullen Funds
1290 Broadway
Suite 1100
Denver, CO 80203

By telephone	If you are authorized to perform telephone transactions (either through your account application form or by subsequent arrangement in writing with the Fund) you may redeem as little as $500 and as much as $100,000 by calling toll-free 1-877-485-8586. Proceeds of a

52

telephone redemption may be sent by check to your address of record, proceeds may be wired to your bank account designated on your account, or funds may be sent via electronic funds transfer through the ACH network to a predetermined bank account. If proceeds are wired, your bank may charge a fee to receive wired funds and the Transfer Agent charges a $15 outgoing wire fee. Although there is no charge for proceeds to be sent through the ACH network, most transfers are completed within two business days. A signature guarantee may be required of all shareholders to change or add telephone redemption privileges. For security reasons, requests by telephone will be recorded. No telephone redemptions may be made within 15 days of any address change.

Through a systematic withdrawal plan	If you own shares with a value of $10,000 or more, you may participate in the systematic withdrawal plan. Under the plan, you may choose to receive a specified dollar amount, generated from the redemption of shares in your account, on a monthly, quarterly or annual basis. If you elect this method of redemption, the Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund’s account. This program may be terminated at any time by either Fund. You may also elect to terminate your participation in this plan at any time by contacting the Transfer Agent at least five (5) days in advance of the next withdrawal. If you expect to purchase additional shares of a Fund, it may not be to your advantage to participate in the systematic withdrawal plan because of the possible adverse tax consequences of making contemporaneous purchases and redemptions.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax. Such redemption requests not indicating an election not to have tax withheld will generally be subject to 10% withholding. IRA accounts may not be redeemed by telephone.

Signature Guarantees

Signature guarantees are designed to prevent unauthorized transactions. The guarantor pledges that the signature presented is genuine and, unlike a notary public, is financially responsible if it is not.

A signature guarantee of each owner is required to redeem shares in the following situations:

•	If ownership is changed on your account.
•	When redemption proceeds are sent to any person, address or bank account not on record;
•	Written requests to wire redemption proceeds (if not previously authorized on the account);
•	When establishing or modifying certain service on an account;
•	If a change of address was received by the Transfer Agent within the last 15 days.
•	For all redemptions in excess of $100,000 from any shareholder account.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the NYSE Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.

The Funds’ Transfer Agent reserves the right to reject any signature guarantee.

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When Redemption Proceeds Are Sent to You

Your shares will be redeemed at the NAV next determined after the Funds’ Transfer Agent receives your redemption request in good order. Your redemption request cannot be processed on days the NYSE is closed.

All requests received in good order by the Funds’ Transfer Agent before the close of the regular trading session of the NYSE (usually 4:00 p.m. Eastern time) will normally be wired to the bank you indicate, mailed to the address of record or sent to a predetermined bank account via the ACH network on the following business day. Except in extreme circumstances, proceeds will be sent within seven (7) calendar days after a Fund receives your redemption request.

When making a redemption request, make sure your request is in good order. “Good order” means your redemption request includes:

•         the name of the Cullen Fund

•         the dollar amount or the number of shares to be redeemed

•         signatures of all registered shareholders exactly as the shares are registered, with signatures guaranteed, if applicable

•         the account number

If you purchase shares using a check and soon after request a redemption, the Fund from which you are requesting a redemption will honor the redemption request, but will not mail or wire the proceeds until your purchase check has cleared (usually within 12 days, but in no event more than 15 days, after the date of purchase).

Although shares normally will be redeemed for cash upon receipt of a request in proper form, the Funds retain the right to redeem some or all of any Fund’s shares in-kind in order to protect the interests of remaining shareholders, by delivery of securities selected from such Fund’s assets at its discretion. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash. The Funds have elected, however, to be governed by Rule 18f-1 under the Investment Company Act of 1940 so that the Funds are obligated to redeem their shares solely in cash up to the lesser of $250,000 or 1% of net asset value during any 90-day period for any one shareholder of any Fund. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption.

ADDITIONAL POLICIES

Exchanges

The High Dividend Fund, International High Dividend Fund and Small Cap Value Fund allow you to exchange your Class R1 and R2 shares for shares of Class R1 and R2 shares in another Cullen Fund that is available through your plan. Exchanges are made at net asset value.

Before you request an exchange, consider each Fund’s investment objective and policies as described in this prospectus. Other Cullen Funds may not be available in certain retirement plans.

Telephone Transactions

Once you place a telephone transaction request, it cannot be canceled or modified. The Funds use reasonable procedures to confirm that telephone requests are genuine. The Funds may be responsible if they do not follow these procedures. You are responsible for losses resulting from fraudulent or unauthorized instructions received over the

54

telephone, provided the Funds reasonably believe the instructions were genuine and have employed reasonable procedures to verify the shareholder’s identity. Contact the Funds immediately if you believe there is a discrepancy between a transaction you performed and the confirmation statement you received, or if you believe someone has obtained unauthorized access to your account.

During times of unusual market activity, the Funds’ phones may be busy and you may experience a delay in placing a telephone request. Since telephone trades must be received by or prior to market close, please allow sufficient time to place your telephone transaction. If you are unable to contact the Funds’ Transfer Agent by phone, shares may also be purchased or redeemed by delivering the redemption request to the Funds’ Transfer Agent.

eDelivery

eDelivery allows you to receive your quarterly account statements, transaction confirmations and other important information concerning your investment online. Select this option on your account application to receive email notifications when quarterly statements and confirmations are available for you to view via secure online access. You will also receive emails whenever a new prospectus, semi-annual or annual fund report is available. To establish eDelivery, call the Funds’ Transfer Agent toll free at 1-877-485-8586 or visit www.cullenfunds.com.

Investing Through a Third Party

If you invest through a third party (rather than with the Funds directly), the policies and fees may be different than described in this prospectus. Banks, brokers, 401(k) plans, financial advisers, and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. These fees and conditions are in addition to those imposed by the Funds. In addition, the options and services available specifically to a retirement plan may be different from those discussed in this prospectus. Consult a representative of your plan or financial institution if you are not sure.

Information for Retirement Plan Participants

Participants in retirement plans generally must contact the plan’s administrator to purchase, redeem or exchange shares. Shareowner services, such as opening an account, may only be available to plan participants through a plan administrator. Plans may require separate applications and their policies and procedures may be different than those described in this prospectus. Participants should contact their plan administrator for information regarding shareholder services pertaining to participants’ investments. A retirement plan sponsor can obtain retirement plan applications from its investment firm or plan administrator.

Information for IRA Rollover Accounts

IRA Rollover Accounts may be eligible to open an account and purchase Class R1 and R2 shares of the High Dividend Fund, International High Dividend Fund or Small Cap Value Fund by contacting any investment firm authorized to sell the Funds’ shares. You can obtain an application from your investment firm. You may also open your account by completing an account application and sending it to the Transfer Agent by mail.

These Funds require that you maintain a minimum account value of $500. If you hold less than $500 in your account, each Fund reserves the right to notify you that it intends to sell your shares and close your account. You will be given 60 days from the date of the notice to make additional investments to avoid having your shares sold.

Anti-Money Laundering Program

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of practices, procedures and controls, designation of anti-money laundering compliance officers, an

55

ongoing training program and an independent audit function to determine the effectiveness of the Program. Procedures to implement the Program include, but are not limited to, determining that the Trust’s Distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

Each Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons. Each Fund may also be required to transfer the account or proceeds of the account to a government agency.

DISTRIBUTIONS AND TAXES

The High Dividend Fund will distribute substantially all net investment income no less frequently than monthly and any net capital gain that it has realized will be distributed at least annually and the International High Dividend Fund, Small Cap Value Fund, Value Fund and Emerging Markets High Dividend Fund will distribute substantially all net investment income no less frequently than quarterly and any net capital gain it has realized will be distributed at least annually. Distributions will automatically be reinvested in additional shares of the Funds, unless you elect to have the distributions paid to you in cash. If you choose to have distribution checks mailed to you and either the U.S. Postal Service is unable to deliver the check to you or the check remains outstanding for at least six (6) months, the Funds reserve the right to reinvest the check at the then current NAV until you notify the respective Fund with different instructions. You will pay tax on dividends whether you receive them in cash or additional shares.

In general, distributions will be taxable to you as either ordinary income, qualified dividend income taxable at rates also applicable to capital gains, or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (“IRA”). Distributions on investments made through tax deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts. Dividends paid by the Funds from its ordinary income or from an excess of net short-term capital gain over net long-term capital loss (together referred to hereafter as “ordinary income dividends”) are taxable to you as ordinary income. Distributions made from an excess of net long-term capital gain over net short-term capital loss are taxable to you as long-term capital gains, regardless of the length of time you have owned your shares. A portion of the Funds’ ordinary income dividends may be eligible for the dividends received deduction allowed to corporations if certain requirements are met. Certain dividend income, including dividends received from some foreign corporations, and long-term capital gains are eligible for taxation at a reduced rate that applies to non-corporate shareholders. To the extent that the Funds’ distributions are derived from qualifying dividend income and long-term capital gains, such distributions to non-corporate shareholders will be eligible for taxation at the reduced rate. If the Funds distribute realized income and/or gains soon after you purchase shares, the distribution may be treated as a taxable distribution, even though it represents a return of your investment.

You may also have to pay taxes when you sell, redeem or exchange your shares. An exchange from one Fund to another Fund is treated the same as an ordinary sale and purchase for federal income tax return purposes and you may realize a capital gain or loss. Any loss recognized on the sale of a share held for six months or less is treated as long-term capital loss to the extent of any capital gain dividends paid with respect to such share. In addition, a Fund is generally required by law to provide you and the Internal Revenue Service with cost basis information on a sale, redemption or exchange of your shares in the Fund acquired on or after January 1, 2012 (including any shares that you acquire through reinvestment of distributions).

A new 3.8% Medicare tax is imposed on the net investment income (which includes taxable dividends and gain recognized on a redemption of shares) of certain individuals, trusts and estates.

A new 30% withholding tax will be imposed on dividends paid after June 30, 2014 and redemption proceeds paid after December 31, 2014, to (i) foreign financial institutions (as defined in Section 1471(d)(4) of the Code) unless they agree to collect and disclose to the Internal Revenue Service information regarding their direct and indirect

56

United States account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect United States owners. Under some circumstances, a shareholder may be eligible for refunds or credits of such taxes.

Dividends and interest received by the Funds may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. You may be able to claim a credit or take a deduction for foreign taxes paid by a Fund if certain requirements are met.

Class R1 and Class R2 shareholders should be aware that many retirement plans qualify for exemption from federal income tax. A qualified plan is not subject to current income tax on dividends and distributions received from a Fund in which it invests, or on gains from the disposition of Fund shares. Instead, tax is imposed on beneficiaries who receive distributions from the qualified plan, and the tax consequences depend upon the features of the plan and the circumstances of the distribution.

By law, your dividends and redemption proceeds will be subject to a withholding tax if you are a non-corporate shareholder and have not provided a correct taxpayer identification number or social security number.

Distributions and gains from the sale of your shares may be subject to state and local income tax. The tax consequences to a non-resident alien individual or a foreign entity of investing in the Funds may be different from those described above. Such non-U.S. investors may be subject to U.S. withholding tax and, in the case of individuals, estate tax. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.

SHAREHOLDER REPORTS AND CONFIRMATIONS

As a shareholder, you will be provided annual and semi-annual reports showing the Funds’ portfolio investments and financial information. You will also receive confirmations of your purchases and redemptions. Account statements will be mailed to you on an annual basis.

RESERVED RIGHTS

The Funds reserve the right to:

•	Refuse, change, discontinue, or temporarily suspend account services, including purchase or telephone redemption privileges, for any reason. (Shareholders will be notified of any such action to the extent material via written notice).
•	Reject any purchase request for any reason. Generally, a Fund does this if the purchase is disruptive to the efficient management of such Fund (e.g., due to the timing of the investment).
•	Change the minimum or maximum investment amounts.
•	Delay sending out redemption proceeds for up to seven days (this generally only applies to very large redemptions without notice or during unusual market conditions).
•	Suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings, when trading is restricted by the SEC, or under emergency circumstances as determined by the SEC in accordance with the provisions of the Investment Company Act of 1940.
•	Close any account that does not meet minimum investment requirements. The Funds will give you notice and 60 days to begin an automatic investment program or to increase your balance to the required minimum. The initial minimum investment may be waived at any Fund’s discretion. An account will not be closed when it falls below the minimum investment requirement as a result of market fluctuations.
•	Reject any purchase or redemption request that does not contain all required documentation.
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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the financial performance of the Retail Class, Class C, Class I, Class R1 and Class R2 shares of each of the High Dividend Fund, the International High Dividend Fund and the Small Cap Value Fund and the Retail Class, Class C and Class I shares of the Value Fund and Emerging Markets High Dividend Fund (collectively, the “Funds”). Certain information reflects financial results for a single share. The total returns in the tables represent the rate that the investor would have earned on an investment in each share class (assuming reinvestment of all dividends and distributions). The information relating to the Funds has been audited by PricewaterhouseCoopers LLP, the Funds’ independent registered public accounting firm. Their report, along with each Fund’s financial statements, is included in the Funds’ annual report for the fiscal year ended June 30, 2013, which is available without charge upon request.

For a share outstanding throughout each year ended June 30, unless otherwise noted:

Year End	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Return of Capital	Total Distributions
Cullen High Dividend Equity Fund
Retail
6/30/2013	$13.72	0.34	(c)	1.56	1.90	(0.34)	—	(0.34)
6/30/2012	$12.73	0.32	(c)	0.98	1.30	(0.31)	—	(0.31)
6/30/2011	$10.44	0.29	(c)	2.28	2.57	(0.28)	—	(0.28)
6/30/2010	$9.59	0.29	(c)	0.83	1.12	(0.27)	—	(0.27)
6/30/2009	$12.96	0.38		(3.37)	(2.99)	(0.37)	(0.01)	(0.38)
Class C
6/30/2013	$13.68	0.24	(c)	1.54	1.78	(0.24)	—	(0.24)
6/30/2012	$12.72	0.22	(c)	0.98	1.20	(0.24)	—	(0.24)
6/30/2011	$10.43	0.20	(c)	2.28	2.48	(0.19)	—	(0.19)
6/30/2010	$9.57	0.21	(c)	0.83	1.04	(0.18)	—	(0.18)
6/30/2009	$12.94	0.28		(3.34)	(3.06)	(0.30)	(0.01)	(0.31)
Class I
6/30/2013	$13.72	0.38	(c)	1.56	1.94	(0.38)	—	(0.38)
6/30/2012	$12.73	0.35	(c)	0.98	1.33	(0.34)	—	(0.34)
6/30/2011	$10.44	0.32	(c)	2.28	2.60	(0.31)	—	(0.31)
6/30/2010	$9.60	0.32	(c)	0.82	1.14	(0.30)	—	(0.30)
6/30/2009	$12.97	0.41		(3.38)	(2.97)	(0.38)	(0.02)	(0.40)
Class R1
6/30/2013	$12.43	0.27	(c)	1.37	1.64	(0.28)	—	(0.28)
6/30/2012	$11.53	0.23	(c)	0.89	1.12	(0.22)	—	(0.22)
6/30/2011	$9.48	0.22	(c)	2.02	2.24	(0.19)	—	(0.19)
6/30/2010(e)	$10.00	0.09	(c)	(0.55)	(0.46)	(0.06)	—	(0.06)
Class R2
6/30/2013	$12.55	0.29	(c)	1.41	1.70	(0.31)	—	(0.31)
6/30/2012	$11.68	0.25	(c)	0.90	1.15	(0.28)	—	(0.28)
6/30/2011	$9.53	0.25	(c)	2.11	2.36	(0.21)	—	(0.21)
6/30/2010(g)	$10.00	0.08	(c)	(0.52)	(0.44)	(0.03)	—	(0.03)

58

Year End	Net Asset Value End of Period	Total Return(a)	Net Assets, End of Period (000)		Ratio of Expenses Before Reimbursements to Average Net Assets		Ratio of Expenses After Reimbursements to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets Before Reimbursements		Ratio of Net Investment Income (Loss) to Average Net Assets After Reimbursements		Portfolio Turnover Rate(b)
Cullen High Dividend Equity Fund
Retail
6/30/2013	$15.28	14.04%	$463,198		1.37%		1.00%		1.99%		2.36%		10%
6/30/2012	$13.72	10.42%	$384,087		1.41%		1.00%		2.08%		2.48%		2%
6/30/2011	$12.73	24.85%	$271,269		1.43%		1.00%		2.01%		2.44%		0	%(d)
6/30/2010	$10.44	11.64%	$152,325		1.45%		1.00%		2.22%		2.67%		11%
6/30/2009	$9.59	(23.20%)	$116,267		1.50%		1.00%		3.16%		3.66%		12%
Class C
6/30/2013	$15.22	13.14%	$79,194		2.12%		1.75%		1.27%		1.64%		10%
6/30/2012	$13.68	9.55%	$38,099		2.16%		1.75%		1.31%		1.72%		2%
6/30/2011	$12.72	23.94%	$25,514		2.17%		1.75%		1.26%		1.69%		0	%(d)
6/30/2010	$10.43	10.78%	$17,687		2.20%		1.75%		1.46%		1.90%		11%
6/30/2009	$9.57	(23.74%)	$15,375		2.25%		1.75%		2.41%		2.91%		12%
Class I
6/30/2013	$15.28	14.31%	$1,924,719		1.12%		0.75%		2.24%		2.61%		10%
6/30/2012	$13.72	10.65%	$1,603,604		1.16%		0.75%		2.30%		2.71%		2%
6/30/2011	$12.73	25.16%	$672,065		1.18%		0.75%		2.26%		2.69%		0	%(d)
6/30/2010	$10.44	11.85%	$278,067		1.20%		0.75%		2.47%		2.92%		11%
6/30/2009	$9.60	(23.00%)	$239,927		1.25%		0.75%		3.41%		3.91%		12%
Class R1
6/30/2013	$13.79	13.35%	$3,965		1.86%		1.50%		1.67%		2.03%		10%
6/30/2012	$12.43	9.88%	$171		1.91%		1.50%		1.50%		1.92%		2%
6/30/2011	$11.53	23.82%	$58		1.93%		1.50%		1.55%		1.98%		0	%(d)
6/30/2010	$9.48	(4.67%)	$22		3.16	%(f)	1.50	%(f)	1.09	%(f)	2.74	%(f)	11%
Class R2
6/30/2013	$13.94	13.73%	$827		1.62%		1.25%		1.82%		2.19%		10%
6/30/2012	$12.55	10.05%	$155		1.66%		1.25%		1.74%		2.15%		2%
6/30/2011	$11.68	24.88%	$84		1.68%		1.25%		1.82%		2.26%		0	%(d)
6/30/2010	$9.53	(4.45%)	$0	(h)	1.70	%(f)	1.25	%(f)	2.13	%(f)	2.58	%(f)	11%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. Total return would have been lower if certain fees and expenses had not been reimbursed by the Adviser.
(b)	Portfolio turnover is not annualized for periods less than one year.
(c)	Average share method used.
(d)	Less than 0.5%.
(e)	Commencement of operations was March 3, 2010.
(f)	Annualized.
(g)	Commencement of operations was March 4, 2010.
(h)	Represents amount less than $1,000.

59

For a share outstanding throughout each year ended June 30, unless otherwise noted:

FINANCIAL HIGHLIGHTS

Year End	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Total Distributions	Net Asset Value End of Period	Total Return(a)
Cullen International High Dividend Fund
Retail
6/30/2013	$9.01	0.26	(c)	0.99	1.25	(0.22)	(0.22)	$10.04	13.89%
6/30/2012	$10.44	0.27	(c)	(1.41)	(1.14)	(0.29)	(0.29)	$9.01	(10.83%)
6/30/2011	$8.21	0.25	(c)	2.24	2.49	(0.26)	(0.26)	$10.44	30.49%
6/30/2010	$7.74	0.21	(c)	0.48	0.69	(0.22)	(0.22)	$8.21	8.71%
6/30/2009	$12.64	0.29		(4.91)	(4.62)	(0.28)	(0.28)	$7.74	(36.68%)
Class C
6/30/2013	$8.99	0.17	(c)	1.00	1.17	(0.14)	(0.14)	$10.02	13.06%
6/30/2012	$10.39	0.21	(c)	(1.40)	(1.19)	(0.21)	(0.21)	$8.99	(11.35%)
6/30/2011	$8.18	0.17	(c)	2.23	2.40	(0.19)	(0.19)	$10.39	29.50%
6/30/2010	$7.72	0.14	(c)	0.48	0.62	(0.16)	(0.16)	$8.18	7.95%
6/30/2009	$12.60	0.25		(4.91)	(4.66)	(0.22)	(0.22)	$7.72	(37.06%)
Class I
6/30/2013	$9.07	0.34	(c)	0.94	1.28	(0.25)	(0.25)	$10.10	14.09%
6/30/2012	$10.48	0.33	(c)	(1.44)	(1.11)	(0.30)	(0.30)	$9.07	(10.48%)
6/30/2011	$8.24	0.30	(c)	2.23	2.53	(0.29)	(0.29)	$10.48	30.82%
6/30/2010	$7.76	0.24	(c)	0.48	0.72	(0.24)	(0.24)	$8.24	9.03%
6/30/2009	$12.68	0.36		(4.98)	(4.62)	(0.30)	(0.30)	$7.76	(36.53%)
Class R1
6/30/2013	$10.23	0.25	(c)	1.11	1.36	(0.16)	(0.16)	$11.43	13.32%
6/30/2012	$11.81	0.27	(c)	(1.60)	(1.33)	(0.25)	(0.25)	$10.23	(11.18%)
6/30/2011	$9.16	0.23	(c)	2.63	2.86	(0.21)	(0.21)	$11.81	31.30%
6/30/2010(d)	$10.00	0.08	(c)	(0.85)	(0.77)	(0.07)	(0.07)	$9.16	(7.74%)
Class R2
6/30/2013	$10.17	0.26	(c)	1.11	1.37	(0.19)	(0.19)	$11.35	13.49%
6/30/2012	$11.73	0.30	(c)	(1.59)	(1.29)	(0.27)	(0.27)	$10.17	(10.91%)
6/30/2011	$9.16	0.27	(c)	2.53	2.80	(0.23)	(0.23)	$11.73	30.70%
6/30/2010(f)	$10.00	0.11	(c)	(0.94)	(0.83)	(0.01)	(0.01)	$9.16	(8.28%)

60

	Net Assets, End of Period (000)		Ratio of Expenses Before Reimbursements to Average Net Assets		Ratio of Expenses After Reimbursements to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets Before Reimbursements		Ratio of Net Investment Income (loss) to Average Net Assets After Reimbursements		Portfolio Turnover Rate(b)
Cullen International High Dividend Fund
Retail
6/30/2013	$53,713		1.54%		1.25%		2.35%		2.64%		14%
6/30/2012	$36,004		1.72%		1.25%		2.49%		2.96%		36%
6/30/2011	$47,698		1.71%		1.25%		2.08%		2.54%		65%
6/30/2010	$46,403		1.80%		1.25%		1.77%		2.32%		91%
6/30/2009	$56,225		1.99%		1.25%		2.97%		3.71%		124%
Class C
6/30/2013	$2,383		2.29%		2.00%		1.43%		1.72%		14%
6/30/2012	$2,093		2.47%		2.00%		1.88%		2.36%		36%
6/30/2011	$2,294		2.47%		2.00%		1.28%		1.74%		65%
6/30/2010	$1,992		2.56%		2.00%		1.04%		1.59%		91%
6/30/2009	$2,042		2.74%		2.00%		2.22%		2.96%		124%
Class I
6/30/2013	$258,951		1.28%		1.00%		3.04%		3.32%		14%
6/30/2012	$55,909		1.47%		1.00%		3.08%		3.54%		36%
6/30/2011	$35,409		1.48%		1.00%		2.56%		3.03%		65%
6/30/2010	$16,886		1.57%		1.00%		2.14%		2.71%		91%
6/30/2009	$10,577		1.74%		1.00%		3.23%		3.97%		124%
Class R1
6/30/2013	$91		2.03%		1.75%		1.87%		2.15%		14%
6/30/2012	$46		2.22%		1.75%		2.13%		2.59%		36%
6/30/2011	$52		2.22%		1.75%		1.56%		2.02%		65%
6/30/2010	$29		4.00	%(e)	1.75	%(e)	0.26	%(e)	2.50	%(e)	91%
Class R2
6/30/2013	$69		1.79%		1.50%		1.98%		2.27%		14%
6/30/2012	$55		1.97%		1.50%		2.39%		2.86%		36%
6/30/2011	$59		1.97%		1.50%		1.88%		2.35%		65%
6/30/2010	$0	(g)	2.12	%(e)	1.50	%(e)	2.89	%(e)	3.51	%(e)	91%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. Total return would have been lower if certain fees and expenses had not been reimbursed by the Adviser.
(b)	Portfolio turnover is not annualized for periods less than one year.
(c)	Average share method used.
(d)	Less than 0.5%.
(e)	Commencement of operations was March 3, 2010.
(f)	Annualized.
(g)	Commencement of operations was March 4, 2010.
(h)	Represents amount less than $1,000.

61

For a share outstanding throughout each year ended June 30, unless otherwise noted:

FINANCIAL HIGHLIGHTS

Year End	Net Asset Value Beginning of Period	Net Investment Income (Loss)(g)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income		Distributions from Net Realized Capital Gains		Total Distributions
Cullen Small Cap Value Fund
Retail
6/30/2013	$12.55	(0.02)	2.44	2.42	(0.03)		(0.25)		(0.28)
6/30/2012	$13.85	0.04	(1.01)	(0.97)	(0.05)		(0.28)		(0.33)
6/30/2011	$10.63	0.05	3.30	3.35	(0.06)		(0.07)		(0.13)
6/30/2010(c)	$10.00	0.02	0.62	0.64	(0.01)		—		(0.01)
Class C
6/30/2013	$12.39	(0.13)	2.40	2.27	(0.00	)(e)	(0.25)		(0.25)
6/30/2012	$13.73	(0.06)	(0.97)	(1.03)	(0.03)		(0.28)		(0.31)
6/30/2011	$10.57	(0.02)	3.25	3.23	(0.00	)(e)	(0.07)		(0.07)
6/30/2010(c)	$10.00	(0.04)	0.61	0.57	(0.00	)(e)	—		(0.00	)(e)
Class I
6/30/2013	$12.63	0.01	2.44	2.45	(0.03)		(0.25)		(0.28)
6/30/2012	$13.88	0.07	(0.98)	(0.91)	(0.06)		(0.28)		(0.34)
6/30/2011	$10.64	0.10	3.29	3.39	(0.08)		(0.07)		(0.15)
6/30/2010(c)	$10.00	0.03	0.62	0.65	(0.01)		—		(0.01)
Cullen Value Fund
Retail
6/30/2013(f)	$10.00	0.10	1.25	1.35	(0.09)		—		(0.09)
Class C
6/30/2013(f)	$10.00	0.04	1.25	1.29	(0.04)		—		(0.04)
Class I
6/30/2013(f)	$10.00	0.13	1.25	1.38	(0.12)		—		(0.12)
Cullen Emerging Markets High Dividend Fund
Retail
6/30/2013(f)	$10.00	0.23	0.43	0.66	(0.11)		(0.00	)(e)	(0.11)
Class C
6/30/2013(f)	$10.00	0.16	0.43	0.59	(0.07)		(0.00	)(e)	(0.07)
Class I
6/30/2013(f)	$10.00	0.20	0.48	0.68	(0.11)		(0.00	)(e)	(0.11)

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. Total return would have been lower if certain fees and expenses had not been reimbursed by the Adviser.

(b)	Portfolio turnover is not annualized for periods less than one year.

(c)	Commencement of operations was October 1, 2009.

(d)	Annualized.

(e)	Less than $0.01.

(f)	Commencement of operations was September 1, 2012.

62

	Net Asset Value End of Period	Total Return(a)	Net Assets, End of Period (000)	Ratio of Expenses Before Reimbursements to Average Net Assets		Ratio of Expenses After Reimbursements to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets Before Reimbursements		Ratio of Net Investment Income (Loss) to Average Net Assets After Reimbursements		Portfolio Turnover Rate(b)
Cullen Small Cap Value Fund
Retail
6/30/2013	$14.69	19.59%	$2,601	4.52%		1.25%		(3.45%)		(0.18%)		85%
6/30/2012	$12.55	(6.92%)	$2,195	5.84%		1.25%		(4.24%)		0.35%		25%
6/30/2011	$13.85	31.54%	$1,546	8.98%		1.25%		(7.36%)		0.37%		16%
6/30/2010(c)	$10.63	6.41%	$595	21.74	%(d)	1.25	%(d)	(20.21	%)(d)	0.28	%(d)	4%
Class C
6/30/2013	$14.41	18.64%	$125	5.36%		2.00%		(4.31%)		(0.95%)		85%
6/30/2012	$12.39	(7.46%)	$167	6.59%		2.00%		(5.11%)		(0.51%)		25%
6/30/2011	$13.73	30.56%	$228	8.82%		2.00%		(6.95%)		(0.13%)		16%
6/30/2010(c)	$10.57	5.74%	$48	23.32	%(d)	2.00	%(d)	(21.76	%)(d)	(0.44	%)(d)	4%
Class I
6/30/2013	$14.80	19.79%	$5,817	4.23%		1.00%		(3.12%)		0.11%		85%
6/30/2012	$12.63	(6.48%)	$5,425	5.59%		1.00%		(4.05%)		0.54%		25%
6/30/2011	$13.88	31.86%	$5,331	8.26%		1.00%		(6.47%)		0.79%		16%
6/30/2010(c)	$10.64	6.53%	$1,520	21.12	%(d)	1.00	%(d)	(19.71	%)(d)	0.42	%(d)	4%
Cullen Value Fund
Retail
6/30/2013(f)	$11.26	13.58%	$177	2.78	%(d)	1.00	%(d)	(0.65	%)(d)	1.13	%(d)	16%
Class C
6/30/2013(f)	$11.25	12.88%	$262	3.48	%(d)	1.75	%(d)	(1.33	%)(d)	0.41	%(d)	16%
Class I
6/30/2013(f)	$11.26	13.89%	$21,797	2.36	%(d)	0.75	%(d)	(0.08	%)(d)	1.53	%(d)	16%
Cullen Emerging Markets High Dividend Fund
Retail
6/30/2013(f)	$10.55	6.61%	$5,288	5.12	%(d)	1.25	%(d)	(1.35	%)(d)	2.52	%(d)	37%
Class C
6/30/2013(f)	$10.52	5.93%	$3,211	6.15	%(d)	2.00	%(d)	(2.37	%)(d)	1.78	%(d)	37%
Class I
6/30/2013(f)	$10.57	6.83%	$8,651	6.80	%(d)	1.00	%(d)	(3.55	%)(d)	2.25	%(d)	37%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. Total return would have been lower if certain fees and expenses had not been reimbursed by the Adviser.

(b)	Portfolio turnover is not annualized for periods less than one year.

(c)	Commencement of operations was October 1, 2009.

(d)	Annualized.

(e)	Less than $0.01.

(f)	Commencement of operations was September 1, 2012.

(g)	Average Shares method used.

63

INVESTMENT ADVISER
Cullen Capital Management LLC
New York, New York

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
Milwaukee, Wisconsin

LEGAL COUNSEL
Sidley Austin LLP
Chicago, Illinois

FUND ADMINISTRATOR AND DIVIDEND DISBURSING AGENT
ALPS Fund Services, Inc.
Denver, Colorado

CUSTODIAN

State Street Bank and Trust Company

Boston, Massachusetts

TRANSFER AGENT
ALPS Fund Services, Inc.
Denver, Colorado

DISTRIBUTOR
ALPS Distributors, Inc.
Denver, Colorado

64

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and
•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to administrators, brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

65

FOR MORE INFORMATION

You can find more information about the Funds in the following documents:

Statement of Additional Information (SAI)

The SAI contains details about investments and techniques of the Funds and certain other additional information. A current SAI is on file with the SEC and is incorporated into this prospectus by reference. This means that the SAI is legally considered a part of this prospectus even though it is not physically contained within this prospectus.

Annual and Semi-Annual Reports

Additional information about the Funds’ investments is available in each Fund’s annual and semi-annual reports to shareholders. The Funds’ annual and semi-annual reports provide the most recent financial reports as well as portfolio listings. The annual reports contain a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the Funds’ last fiscal year.

You can obtain a free copy of these documents, request other information or make shareholder inquiries about the Funds by calling the Funds toll-free at 1-877-485-8586 or by writing to:

Cullen Funds
P.O. Box 13584
Denver, CO 80203

You may also obtain a free copy of these documents on the Funds’ website at http://www.cullenfunds.com.

You may write to the SEC Public Reference Room at the regular mailing address or the e-mail address below and ask the SEC to mail you information about the Funds, including the SAI. The SEC will charge you a fee for this duplicating service. You can also visit the SEC Public Reference Room and copy documents while you are there. For more information about the operation of the Public Reference Room, call the SEC at the telephone number below.

Public Reference Section
Securities and Exchange Commission
Washington, D.C. 20549- 0102
publicinfo@sec.gov
(202) 942-8090

Reports and other information about the Funds are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

1940 Act File No. 811-9871

66

CULLEN HIGH DIVIDEND EQUITY FUND
CULLEN INTERNATIONAL HIGH DIVIDEND FUND
CULLEN SMALL CAP VALUE FUND
Retail Class, Class I, Class C, Class R1, and Class R2

CULLEN VALUE FUND
CULLEN EMERGING MARKETS HIGH DIVIDEND FUND
Retail Class, Class I and Class C

Cullen Funds Trust

STATEMENT OF ADDITIONAL INFORMATION

Dated: October 28, 2013

This Statement of Additional Information (the “SAI”) is not a Prospectus. This SAI contains information in addition to and more detailed than that set forth in the Prospectus. It should be read in conjunction with the current prospectus dated October 29, 2013 for the Retail Class, Class I, Class C, Class R1, and Class R2 shares of the Cullen High Dividend Equity Fund (“High Dividend Fund”), the Cullen International High Dividend Fund (“International High Dividend Fund”) and the Cullen Small Cap Value Fund (“Small Cap Value Fund,” and the Retail Class, Class I and Class C shares of the Cullen Value Fund (“Value Fund”) and Cullen Emerging Markets High Dividend Fund (“Emerging Markets High Dividend Fund”) (each a “Fund” and, together with the High Dividend Fund, International High Dividend Fund, Value Fund and the Small Cap Value Fund, the “Funds”). The Funds are separate series of the Cullen Funds Trust (the “Trust”).

You may obtain a copy of the Prospectus without charge by calling the Funds toll-free at 1-877-485-8586 or by writing the Funds at the address set forth below. You should read this SAI together with the Prospectus and retain it for future reference.

The audited financial statements for the Funds for the fiscal year ended June 30, 2013 are incorporated herein by reference to each Fund’s Annual Report and available by request without charge by calling toll-free 1-877-485-8586.

Regular Mail	Overnight or Express Mail
Cullen Funds	Cullen Funds
P.O. Box 13584	1290 Broadway
Denver, CO 80201	Suite 1100
Denver, CO 80203

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The Trust

The Trust is an open-end management investment company registered as a Delaware statutory trust on March 25, 2000 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This SAI relates to the High Dividend Fund, the International High Dividend Fund, the Small Cap Value Fund, the Value Fund and the Emerging Markets High Dividend Fund. Subject to class level expense differences, an investor by investing in one of the Funds offered, becomes entitled, provided the investor is a shareholder on the date of record, to a pro rata share of all dividends and distributions arising from the net income and capital gains on the investments of that Fund. Likewise, an investor can expect the value of his or her shares to reflect on a pro rata basis any losses of that Fund.

Each Fund is diversified, as defined in the 1940 Act. Under applicable federal laws, the diversification of a mutual fund’s holdings is measured at the time the fund purchases a security. However, if a fund purchases a security and holds it for a period of time, the security may become a larger percentage of the fund’s total assets due to movements in the financial markets. If the market affects several securities held by a fund, the fund may have a greater percentage of its assets invested in securities of fewer issuers. At that point, the fund is subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite the fund qualifying as a diversified fund under applicable federal laws.

Cullen Capital Management LLC, a registered investment adviser with the U.S. Securities and Exchange Commission (“SEC”), serves as the investment adviser to each Fund (“Cullen Capital” or the “Adviser”). ALPS Distributors, Inc. serves as the principal underwriter and distributor of the shares of each Fund (“ALPS Distributor” or the “Distributor”).

The Trust, on behalf of the Funds, has adopted a Multiple Class Plan pursuant to Rule 18f-3 under the 1940 Act, which details the attributes of each class of the Funds’ shares. Currently, the High Dividend Fund, International High Dividend Fund, and Small Cap Value Fund offer Retail Class, Class C, Class I, Class R1 and Class R2. The Value Fund and the Emerging Markets High Dividend Fund offer Retail Class, Class C and Class I shares.

Description of the Funds and their Investment Objectives,
Policies and Risks

For additional information on the Funds, their respective investment objectives, policies and risks, refer to the summary information for each Fund in the Prospectus and the section entitled “Additional Information on Investment Policies and Risks.” See also “Investment Restrictions” in this SAI.

Investment Objectives

The investment objectives of the High Dividend Fund, International High Dividend Fund, and Emerging Markets High Dividend Fund are long-term capital appreciation and current income.

The investment objective of the Small Cap Value Fund is long-term capital appreciation.

The investment objective of the Value Fund is long-term capital appreciation. Current income is a secondary objective.

Each Fund selects portfolio securities primarily with a view to achieve its objectives. Each Fund’s objectives are fundamental policies of the Fund and may not be changed without shareholder approval as described below in “Investment Restrictions.” There is no assurance that either Fund will achieve its objectives.

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Portfolio Turnover

Each Fund expects to purchase and sell securities at such times as each deems to be in the best interest of its shareholders. The Funds have not placed any limit on the rate of portfolio turnover, and securities may be sold without regard to the time they have been held when, in the opinion of the Adviser, investment considerations warrant such action.

The turnover rate for each Fund for the past two fiscal years was as follows:

	Fiscal Year Ended	Fiscal Year Ended
Portfolio Turnover	June 30, 2012	June 30, 2013
High Dividend Fund	2%	10%
International High Dividend Fund	36%	14%
Small Cap Value Fund	25%	85%
Value Fund*	N/A	16%
Emerging Markets High Dividend Fund*	N/A	37%

* The Value Fund and the Emerging Markets High Dividend Fund commenced operations on September 4, 2012.

The Funds expect to purchase and sell securities at such times as they deem to be in the best interest of their shareholders. The Funds have not placed any limit on their rate of portfolio turnover, and securities may be sold without regard to the time they have been held when, in the opinion of the Adviser, investment considerations warrant such action.

EQUITY SECURITIES AND RELATED INVESTMENTS

Investments in Equity Securities

Each Fund may invest in equity securities. Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by a Fund. Also, the prices of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the Fund.

NON-U.S. INVESTMENTS

Equity Securities of Non-U.S. Issuers

Each Fund may invest in equity securities of non-U.S. issuers, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and other similar instruments. Each Fund may invest in debt obligations of non-U.S. governments. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt. A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among

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other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

Risks of non-U.S. investments. Investing in securities of non-U.S. issuers involves considerations and risks not typically associated with investing in the securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and economies. The risks of investing in securities of non-U.S. issuers generally, or in issuers with significant exposure to non-U.S. markets, may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which the Funds’ portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain countries, particularly emerging markets, may undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

Non-U.S. securities markets and regulations. There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for a Fund to accurately price its portfolio securities or to dispose of such securities at the times determined by the Adviser to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which a Fund’s operations require cash, such as in order to meet redemptions and to pay its expenses.

Economic, political and social factors. Certain countries, may be subject to a greater degree of economic, political and social instability than in the U.S. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. Investing in emerging market countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, a Fund could lose its entire investment in that country. Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit a Fund’s investment in those markets and may increase the expenses of the Fund. In addition, the repatriation of both investment income and capital from certain markets is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of a Fund’s operation. Economies in individual countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic

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product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries. Unanticipated political or social developments may affect the values of a Fund’s investments and the availability to a Fund of additional investments in such countries. In the past, the economies, securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurance that these economic and market disruptions might not occur again. Economies in emerging market countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely by economic conditions in the countries with which they trade.

Currency risks. The value of the securities quoted or denominated in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. A Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are quoted or denominated. Further, a Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Custodian services and related investment costs. Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Fund due to a subsequent decline in value of the portfolio security or could result in possible liability to the Fund. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the Fund against loss or theft of its assets.

Withholding and other taxes. Each Fund will be subject to taxes, including withholding taxes, on income (possibly including, in some cases, capital gains) that are or may be imposed by certain countries with respect to a Fund’s investments in such countries. These taxes will reduce the return achieved by the Fund. Treaties between the U.S. and such countries may not be available to reduce the otherwise applicable tax rates.

Emerging Markets Securities

Each Fund may invest in emerging markets securities. The Emerging Markets High Dividend Fund will have a substantial portion of its assets in emerging markets. An “emerging market” or “emerging country” is any country that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a relatively low or middle income economy.

Emerging market securities include securities which are (i) principally traded in the capital markets of an emerging market country; (ii) securities of companies that derive at least 50% of their total revenues from either goods produced or services performed in emerging countries or from sales made in emerging countries, regardless of where the securities of such companies are principally traded; (iii) securities of companies organized under the laws of, and with a principal office in an emerging country; (iv) securities of investment companies (such as country funds) that principally invest in emerging market securities; and (v) American Depositary Receipts (ADRs), American Depositary Shares (ADSs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) with respect to the securities of such companies.

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Investing in the equity markets of developing countries involves exposure to potentially unstable governments, the risk of nationalization of businesses, restrictions on foreign ownership, prohibitions on repatriation of assets and a system of laws that may offer less protection of property rights. Emerging market economies may be based on only a few industries, may be highly vulnerable to changes in local and global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

The securities markets in emerging markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the portfolio. A limited number of issuers in Asian and emerging market securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in these regions may also affect the Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid regions’ securities markets, a Fund’s ability to participate fully in such price increases may be limited by its investment policy of investing not more than 15% of its net assets in illiquid securities. Conversely, the inability of a Fund to dispose fully and promptly of positions in declining markets will cause the Fund’s net asset values to decline as the values of the unsold positions are marked to lower prices. In addition, these securities markets are susceptible to being influenced by large investors trading significant blocks of securities. Also, stockbrokers and other intermediaries in emerging markets may not perform in the way their counterparts in the United States and other more developed securities markets do. The prices at which the Fund may acquire investments may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Fund in particular securities.

The Russian, Eastern and Central European, Chinese and Taiwanese stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations.

Certain Risks of Investing in Asia-Pacific Countries. In addition to the risks of foreign investing and the risks of investing in developing markets, the developing market Asia-Pacific countries in which a Fund may invest are subject to certain additional or specific risks. A Fund may make substantial investments in Asia-Pacific countries. In many of these markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region such as in Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies, result in potentially fewer investment opportunities for the Fund and may have an adverse impact on the investment performance of a Fund.

Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a substantial role in regulating and supervising the economy. Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors. Governments of many developing market Asia-Pacific countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country.

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Accordingly, government actions in the future could have a significant effect on economic conditions in developing market Asia-Pacific countries, which could affect private sector companies and a Fund itself, as well as the value of securities in the Fund’s portfolio. In addition, economic statistics of developing market Asia-Pacific countries may be less reliable than economic statistics of more developed nations.

Certain Risks of Investing in Russia . Settlement, clearing and registration of securities in Russia is in an underdeveloped state. Ownership of shares (except those held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the issuer’s share register and normally evidenced by extracts from that register, which have no legal enforceability. Furthermore, share registration is carried out either by the issuer or registrars located throughout Russia, which are not necessarily subject to effective government supervision. To reasonably ensure that its ownership interest continues to be appropriately recorded, a Fund will invest only in those Russian companies whose registrars have entered into a contract with the Fund’s Russian sub-custodian, which gives the sub-custodian the right, among others, to inspect the share register and to obtain extracts of share registers through regular audits. While these procedures reduce the risk of loss, there can be no assurance that they will be effective. This limitation may prevent a Fund from investing in the securities of certain Russian issuers otherwise deemed suitable by the Adviser.

OTHER INVESTMENTS AND INVESTMENT TECHNIQUES

Asset Segregation

The 1940 Act requires that each Fund segregate assets in connection with certain types of transactions that may have the effect of leveraging the Fund’s portfolio. If a Fund enters into a transaction requiring segregation, such as a forward commitment or a reverse repurchase agreement, the custodian or the Adviser will segregate liquid assets in an amount required to comply with the 1940 Act. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated. As an alternative to asset segregation, in some instances a Fund may “cover” its obligation by holding an offsetting position.

Lending of Portfolio Securities

Each Fund may lend securities to parties such as broker-dealers or other institutions. Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the Fund with collateral in an amount at least equal to the value of the securities loaned. A Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a Fund is not able to recover the securities loaned, a Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral through loan transactions will generally be invested in shares of a money market fund. Investing this cash may subject that investment, as well as the securities loaned, to market appreciation or depreciation.

Risks associated with securities lending. The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the Fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. In addition, as noted above, the Fund continues to have market risk and other risks associated with owning the securities on loan. Where the collateral delivered by the borrower is cash, a Fund will also have the risk of loss of principal and interest in connection with its investment of collateral. If a borrower defaults, the value of the collateral may decline before the Fund can dispose of it. A Fund will lend portfolio securities only to firms that have been approved in advance by the Adviser,

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which will monitor the creditworthiness of any such firms. However, this monitoring may not protect the Fund from loss. At no time would the value of the securities loaned exceed 33 1⁄3% of the value of the Fund’s total assets.

Convertible Securities

Each Fund may invest in convertible securities. Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.

Depositary Receipts

Each Fund may invest in ADRs. The International High Dividend Fund and the Emerging Markets High Dividend Fund may also invest in EDRs, GDRs, and other similar instruments (ADRs, EDRs and GDRs are hereinafter collectively referred to as “depositary receipts”). Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs, GDRs and other similar global instruments in bearer form are designed for use in non-U.S. securities markets. ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of non-U.S. issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers. However, by investing in ADRs rather than directly in equity securities of non-U.S. issuers, a Fund will avoid currency risks during the settlement period for either purchases or sales. EDRs and GDRs are not necessarily denominated in the same currency as the underlying securities which they represent.

For purposes of the Funds’ investment policies, investments in ADRs (for each Fund) and EDRs, GDRs and similar instruments (for the Emerging Markets High Dividend Fund only) will be deemed to be investments in the underlying equity securities of non-U.S. issuers. Depositary receipts may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts. To the extent a Fund invests in such unsponsored depositary receipts there may be an increased possibility that the Fund may not become aware of events affecting the underlying security and thus the value of the related depositary receipt.

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Medium-Capitalization Companies

Each Fund may invest in medium-capitalization companies. While medium-capitalization companies often have the potential for growth, investments in medium-capitalization companies often involve greater risks than investments in large, more established companies. Medium-capitalization companies may lack the management experience, financial resources, product diversification, and competitive strengths of large companies. In addition, in certain instances the securities of medium-capitalization companies are traded only over-the-counter (“OTC”) or on a regional securities exchange, and the frequency and volume of their trading may be substantially less than is typical of larger companies. (The OTC market is the security exchange system in which broker/dealers negotiate directly with one another rather than through the facilities of a securities exchange). Therefore, the securities of medium-capitalization companies may be subject to greater and more abrupt price fluctuations. When making large sales, a Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of medium-capitalization company securities. Investors should be aware that, based on the foregoing factors, an investment in either Fund may be subject to greater price fluctuations than an investment in a mutual fund that invests primarily in the largest, most established companies. The Adviser’s research efforts may also play a greater role in selecting securities for the Funds than in a mutual fund that invests exclusively in larger, more established companies.

Small-Capitalization Companies

Each Fund may invest in small-capitalization companies, which are companies with a typical capitalization range below $4.0 billion at the time of investment. While small-capitalization companies often have the potential for growth, investments in small-capitalization companies often involve greater risks than investments in larger, more established companies. Small-capitalization companies may lack the management experience, financial resources, product diversification, and competitive strengths of large companies. In addition, in certain instances the securities of small-capitalization companies are traded only OTC or on a regional securities exchange, and the frequency and volume of their trading may be substantially less than is typical of larger companies. (The OTC market is the security exchange system in which broker/dealers negotiate directly with one another rather than through the facilities of a securities exchange). Therefore, the securities of small-capitalization companies may be subject to greater and more abrupt price fluctuations. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of small-capitalization company securities. Investors should be aware that, based on the foregoing factors, an investment in the Fund may be subject to greater price fluctuations than an investment in a mutual fund that invests primarily in the largest, most established companies. The Adviser’s research efforts may also play a greater role in selecting securities for the Fund than in a mutual fund that invests exclusively in larger, more established companies.

Options

Each Fund may, for hedging purposes and in order to generate additional income, write call options on a covered basis. Premiums received on the sale of such options are expected to enhance the income of the Fund.

The purchaser of a call option has the right to buy, and the writer (in this case, a Fund) of a call option has the obligation to sell, an underlying security at a specified exercise price during a specified option period. The advantage to the Fund of writing covered calls is that the Fund receives a premium for writing the call, which is additional income. However, if the security rises in value and the call is exercised, the Fund may not participate fully in the market appreciation of the security. During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price.

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This obligation to sell is terminated upon the expiration of the option period or, provided the writer has not received an exercise notice, at such earlier time at which the writer effects a closing purchase transaction.

A closing purchase transaction is one in which the Fund, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written. A closing purchase transaction cannot be effected with respect to an option once the Fund has received an exercise notice for such option. Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable the Fund to write another call option on the underlying security with either a different exercise price or different expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

If a call option expires unexercised, the Fund will realize a short-term capital gain in the amount of the premium on the option, less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security equal to the difference between (a) the cost of the underlying security and (b) the proceeds of the sale of the security, plus the amount of the premium on the option, less the commission paid.

The market value of a call option generally reflects the market price of the underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security and the time remaining until the expiration date.

The Funds will write call options only on a covered basis, which means that the Funds will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, the Funds would be required to continue to hold a security which it might otherwise wish to sell, or deliver a security it would want to hold. Options written by the Funds will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

Warrants

Each Fund may acquire warrants. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Cash Investments

Cash or cash equivalents in which each Fund may invest when the Adviser is unable to identify attractive equity investments include short-term money market securities such as U.S. Treasury bills, prime-rated commercial paper, certificates of deposit, variable rate demand notes, and repurchase agreements. Variable

B-11

rate demand notes are non-negotiable instruments. The instruments the Funds invest in are generally rated at least Al by Standard & Poor’s Ratings Services, or determined to be of comparable quality by the Adviser. However, the Funds may be susceptible to credit risk with respect to these notes to the extent that the issuer defaults on its payment obligation.

Repurchase Agreements

Each Fund may enter into repurchase agreements with banks or non-bank dealers. In a repurchase agreement, the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (within seven days). The repurchase agreement thereby determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security. In the event of a bankruptcy or other default of the seller, a Fund could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights; (b) possible subnormal levels of income or proceeds and lack of access to income and proceeds during this period; and (c) expenses of enforcing its rights. There is no limit placed on the Funds’ ability to enter into repurchase agreements, subject to investment restrictions discussed elsewhere in this SAI or the Prospectus.

Illiquid Securities

Each Fund is permitted to purchase securities which, based upon their nature or the market for such securities, are illiquid or for which no readily available market exists; provided that such purchases are in accordance with SEC guidance governing the percentage of illiquid securities which may be owned by the Fund. These guidelines generally prohibit mutual funds like the Funds from holding or purchasing illiquid securities totaling more than 15% of the value of their net assets. While each Fund does not intend to purchase illiquid securities to any significant extent, it is possible that a readily available market that was available for a security at the time of purchase may not be available at the time the Fund seeks to sell such security. In these cases, the Fund may have to lower the price, sell other portfolio securities instead or forego an investment opportunity, any of which could have a negative impact on Fund management or performance. Because illiquid securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to the Fund.

Although no definite quality criteria are necessarily used, the following factors will be considered in determining whether a security is illiquid: (i) the nature of the market for a security (including the institutional, private or international resale market), (ii) the terms of the security or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), (iii) the availability of market quotations (e.g., for securities quoted in the PORTAL system), and (iv) other permissible relevant factors. Because an active market may not exist for illiquid securities, a Fund may experience delays and additional cost when trying to sell illiquid securities.

B-12

Investment Restrictions

Fundamental Restrictions

The policies set forth below are fundamental policies of each Fund and may not be changed without approval of the holders of the lesser of: (i) 67% of such Fund’s shares present or represented at a shareholders meeting at which the holders of more than 50% of such shares are present or represented, or (ii) more than 50% of outstanding shares of such Fund. No Fund may:

1.	Purchase any securities which would cause 25% or more of the Fund’s total assets at the time of such purchase to be concentrated in the securities of issuers engaged in any one industry (for purposes of this restriction, the Fund will consider any one industry to include any group of related industries);
2.	Invest in companies for the purpose of exercising management or control;

3.	Purchase or sell real estate, although the Funds may invest in the readily marketable securities of companies whose business involves the purchase or sale of real estate;

4.	Purchase or sell commodities or commodities contracts;

5.	Purchase securities on margin;

6.	Effect short sales of any securities;

7.	Make loans, except by the acquisition of a portion of an issue of publicly traded bonds, debentures, notes, and other debt securities (repurchase agreements not being considered loans for this purpose);

8.	Borrow money, except for temporary emergency purposes in amounts not in excess of 5% of such Fund’s total assets, or, except to the extent the Board of Trustees of the Trust (the “Board”) may approve investments by the Funds in derivative instruments, issue senior securities as defined in Section 8 of the 1940 Act;

9.	Mortgage, pledge or hypothecate securities to an extent greater than 10% of the value of such Fund’s net assets;

10.	Enter into repurchase agreements with maturities of more than seven days (the Funds recognizing repurchase agreements may be considered loans for certain purposes); and

11.	Act as an underwriter of securities except insofar as such Fund might technically be deemed an underwriter for purposes of the Securities Act of 1933 upon the disposition of certain securities.

The High Dividend Fund may not:

1.	Purchase any securities which would cause more than 5% of the Fund’s total assets at the time of such purchase to be invested in the securities of any issuer. This limitation does not apply to obligations issued or guaranteed by the U.S. Government.

2.	Purchase the securities of any investment company, except (i) in the open market where no profit to a sponsor or dealer other than customary brokerage commissions results from such purchases or (ii) if acquired in connection with a plan of reorganization;

B-13

The Small Cap Value Fund may not:

1.	With respect to 75% of its assets, purchase any securities which would cause the Fund to invest in more than 10% of the outstanding voting securities of any one issuer or more than 5% of the Fund’s total assets at the time of such purchase to be invested in the securities of any issuer, but this limitation does not apply to obligations issued or guaranteed by the U.S. Government.

The International High Dividend Fund, Value Fund and the Emerging Markets High Dividend Fund may not:

1.	Purchase any securities which would cause more than 5% of such Fund’s total assets at the time of such purchase to be invested in the securities of any issuer. This limitation does not apply to obligations issued or guaranteed by the U.S. Government.

2.	With respect to 75% of its assets, purchase any securities which would cause such Fund to invest in more than 10% of the outstanding voting securities of any one issuer or more than 5% of such Fund’s total assets at the time of such purchase to be invested in the securities of any issuer, but this limitation does not apply to obligations issued or guaranteed by the U.S. Government.

Non-Fundamental Restrictions

Additional investment restrictions adopted by each Fund, which may be changed by the Board without a vote of the shareholders, provide that each Fund may not:

1.	Purchase securities of other investment companies, except on the open market where no commission or profit results other than the broker’s commission, or as part of a plan of merger, consolidation or reorganization approved by the shareholders of such Fund.

2.	Acquire or retain any security issued by a company, an officer or director of which is an officer or Independent Trustee (as defined below) of the Trust or an officer, director, member or other affiliated person of the Funds’ Adviser.

3.	Loan portfolio securities except where collateral values are continuously maintained at no less than 100% by “marking to market” daily and the practice is fair, just and equitable as determined by the Board and SEC requirements.

4.	Make any change in such Fund’s investment policies of investing at least 80% of its net assets in the investments suggested by such Fund’s name without first providing such Fund’s shareholders with at least 60 days written prior notice.

The High Dividend Fund, the Small Cap Value Fund, and the Value Fund may not:

1.	Invest in the securities of a foreign issuer or depositary receipts for such securities, if at the time of acquisition more than 30% of the value of either Fund’s assets would be invested in such securities. (The Fund is permitted to invest up to 30% of its assets in securities of foreign issuers or depositary receipts therefor which are traded in a U.S. market or available through a U.S. broker or dealer, regardless of whether such securities or depositary receipts are traded in U.S. dollars).

The Emerging Markets High Dividend Fund may not:

1.	Purchase any securities which would cause more than 30% of the Fund’s total assets at the time of such purchase to be invested in the securities of companies domiciled in any one country.

B-14

Except with respect to borrowing and illiquid securities, if a percentage restriction set forth in the prospectus or in this SAI is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction.

Management of the Funds

The Board of Trustees of the Trust consists of five individuals, four of whom are not “interested persons” of the Trust as defined in the 1940 Act (“Independent Trustees”). The Board of Trustees is responsible for managing the Trust’s business and affairs. The Board of Trustees has appointed the Trust’s officers, who conduct the daily business of the Trust.

Leadership Structure and Oversight Responsibilities of the Board

The Board is responsible for overseeing the Adviser’s management and operations of the Funds pursuant to the respective investment management agreements. Trustees also have significant responsibilities under the federal securities laws. Among other things, they

•         oversee the performance of the Funds;

•         monitor the quality of the advisory and shareholder services provided by the Adviser;

•         review annually the fees paid to the Adviser for its services;

•         monitor potential conflicts of interest between the Funds and the Adviser;

•         monitor distribution activities, custody of assets and the valuation of securities; and

•         oversee the Funds’ compliance program.

In performing their duties, Trustees receive detailed information about the Funds and the Adviser on a regular basis, and meet at least quarterly with management of the Adviser to review reports relating to each Fund’s operations. The Trustees’ role is to provide oversight and not to provide day-to-day management.

The Chairman of the Board, Mr. James Cullen, is an interested person of the Trust as that term is defined under Section 2(a)(19) of the 1940 Act because of his affiliation with the Adviser. The remaining Trustees and their immediate family members have no affiliation or business connection with the Adviser, the Funds’ principal underwriter or any of their affiliated persons and do not own any stock or other securities issued by the Adviser or the Funds’ principal underwriter.

The Board has all powers necessary or convenient to carry out its responsibilities. The Board may, for instance, adopt bylaws providing for the regulation and management of the affairs of the Trust and may amend and repeal them to the extent that such bylaws do not reserve that right to the shareholders. They may increase or reduce the number of Board members and may, subject to the relevant provisions of the 1940 Act, fill Board vacancies. Board members also may elect and remove such officers and appoint and terminate such agents as they consider appropriate. They may establish and terminate committees who may exercise the powers and authority of the Board as determined by the Trustees. They may, in general, delegate such authority as they consider desirable to any officer of the Trust, to any Board committee and to any agent or employee of the Trust or to any custodian, transfer agent, investor servicing agent, principal underwriter or other service provider for a Fund.

The Board has determined that its leadership structure is appropriate for the Funds because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition and functioning and may make changes in its discretion at any time.

B-15

Risk Oversight by the Board

As mentioned above, the Board oversees the management of the Trust and the Funds and meets at least quarterly with management of the Adviser to review reports and receive information regarding each Fund’s operations. Risk oversight relating to the Trust and the Funds is one component of the Board’s oversight and is undertaken in connection with the duties of the Board. As described above, the Board’s committees assist the Board in overseeing various types of risks relating to the Trust and the Funds. The Board receives reports from committees regarding their areas of responsibility and, through those reports and its interactions with management of the Adviser during and between meetings, analyzes, evaluates, and provides feedback on the Adviser’s risk management process. In addition, the Board receives information regarding, and has discussions with senior management of the Adviser about, the Adviser’s risk management systems and strategies. Finally, the Funds’ Chief Compliance Officer (“CCO”) reports to the Board at least quarterly regarding compliance and legal risk concerns. In addition to his quarterly reports, the CCO provides an annual report to the Board in accordance with the Funds’ compliance policies and procedures. The CCO regularly discusses relevant compliance and legal risk issues affecting the Funds during meetings with the Independent Trustees. The CCO updates the Board on the application of the Funds’ compliance policies and procedures and discusses how they mitigate risk. The CCO also is in charge of reporting to the Board regarding any problems associated with the Funds’ compliance policies and procedures that could expose the Funds to risk. There can be no assurance that all elements of risk, or even all elements of material risk, will be disclosed to or identified by the Board.

Qualifications of Trustees

Generally, no one factor was decisive in the original selection nor nomination of the Trustees to the Board. Qualifications considered by the Board to be important to the selection and retention of Trustees include the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s educational background and accomplishments; (iii) the individual’s experience and expertise at performing policy-making functions in business, government, education, accounting, law and/or administration; (iv) how the individual’s expertise and experience would contribute to the mix of relevant skills and experience on the Board; (v) the individual’s ability to work effectively with the other members of the Board; and (vi) the individual’s ability and willingness to make the time commitment necessary to serve as an effective Trustee. In addition, the individual’s ability to review and critically evaluate information, evaluate Fund service providers and exercise good business judgment on behalf of the Funds’ shareholders, as well as prior service on the Board and familiarity with the Funds, are considered important attributes. While the Board has not adopted a specific policy on diversity, it takes overall diversity into account when considering and evaluating nominees for Trustee.

The Board generally considers the manner in which each Trustee’s professional experience, background, skills, and other individual attributes will contribute to the effectiveness of the Board. Each Trustee’s individual educational and professional experience is summarized as follows:

Mr. James P. Cullen is Chairman and Chief Executive Officer of the Adviser and has over 47 years of investment management experience and is the co-portfolio manager for each of the Funds.

Mr. Stephen G. Fredericks formerly was an institutional trader with several brokerage firms.

Mr. Robert J. Garry formerly was the chief financial officer for a New York City corporation and former corporate controller, chief operations officer and chief financial officer for several other business corporations and non-profit corporations in which he had responsibility for overseeing investments of assets.

Mr. Daniel J. Campbell was formerly a managing director at major New York brokerage firms covering fixed income and hybrid investment products.

B-16

Mr. James Wildman was formerly a managing partner of King & Spalding LLP, a leading corporate law firm based in Atlanta, Georgia.

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	No. of Funds in Complex Overseen	Other Directorships held by Trustees
Interested Trustee

James P. Cullen*† Cullen Capital Management LLC 645 Fifth Avenue New York, NY 10022 Born: 1938	Trustee, Chairman and Chief Executive Officer	Since 2000	Chairman and Chief Executive Officer, Controlling Member and Portfolio Manager, Cullen Capital Management LLC, since May 2000; Chairman and Chief Executive Officer, Schafer Cullen Capital Management, Inc., a registered investment adviser, December 1982 to present.	5	None

Independent Trustees

Robert J. Garry c/o Cullen Capital Management LLC 645 Fifth Avenue New York, NY 10022 Born: 1945	Independent Trustee	Since 2000	Retired since July 2010, Executive Vice President/ Chief Financial Officer, New York City Off-Track Betting Corporation, November 2007 to July 2010; Corporate Controller, Yonkers Racing Corporation, 2001 to September 2007; Chief Operations Officer, The Tennis Network Inc., March 2000 to 2001; Senior Vice President and Chief Financial Officer, National Thoroughbred Racing Association, 1998 to 2000; Director of Finance and Chief Financial Officer, United States Tennis Association, prior thereto.	5	None

Stephen G. Fredericks c/o Cullen Capital Management LLC 645 Fifth Avenue New York, NY 10022 Born: 1942	Independent Trustee	Since 2002	Retired since July 2009; Institutional Trader, Raymond James & Associates, February 2002 to July 2009; Institutional Trader, ABN AMRO Inc, January 1995 to May 2001.	5	None

Daniel J. Campbell c/o Cullen Capital Management LLC 645 Fifth Avenue New York, NY 10022 Born: 1945	Independent Trustee	Since 2010	Retired since 2003; Managing Director Global Hybrid Capital Products, Deutsche Bank, 2001 to 2003; Managing Director Preferred Bond Trading / Global Head Fixed Income Capital Products, Merrill Lynch, 1983 to 2001.	5	None

B-17

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	No. of Funds in Complex Overseen	Other Directorships held by Trustees
James H. Wildman c/o Cullen Capital Management LLC 645 Fifth Avenue New York, NY 10022 Born: 1940	Independent Trustee	Since 2012	Retired since 2001; Managing Partner, King & Spalding, New York City, 1992 to 2001. Managing Partner, King & Spalding LLP, 1989 to 1992.	5	None

B-18

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	No. of Funds in Complex Overseen	Other Directorships held by Trustees
Officers

John C. Gould Cullen Capital Management LLC 645 Fifth Avenue New York, NY 10022 Born: 1960	President	Since 2000	President and Portfolio Manager, Cullen Capital Management LLC, since May 2000; President and Portfolio Manager, Schafer Cullen Capital Management, Inc., 1989 to present.	N/A	N/A

Brooks H. Cullen† Cullen Capital Management LLC 645 Fifth Avenue New York, NY 10022 Born: 1967	Vice President	Since 2000	Vice President and Portfolio Manager, Cullen Capital Management LLC, since May 2000; Vice President and Portfolio Manager Schafer Cullen Capital Management, Inc., 1996 to present.	N/A	N/A

Rahul D. Sharma Cullen Capital Management LLC 645 Fifth Avenue New York, NY 10022 Born: 1970	Secretary	Since 2000	Secretary, Cullen Capital Management LLC, since May 2000; Portfolio Manager, Cullen Capital Management LLC, 2007 to present; Vice President and Portfolio Manager, Schafer Cullen Capital Management, Inc., 1998 to present.	N/A	N/A

B-19

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	No. of Funds in Complex Overseen	Other Directorships held by Trustees
Steven M. Mullooly Cullen Capital Management LLC 645 Fifth Avenue New York, NY 10022 Born: 1964	Chief Compliance Officer	Since 2006	Chief Compliance Officer, Cullen Capital Management LLC since August 2006; Chief Compliance Officer, Ladenburg Thalmann & Co., Inc., Ladenburg Thalmann Asset Management, and Ladenburg Thalmann Europe, November 2004 to June 2006; Vice President – Compliance, Donaldson Lufkin and Jenrette and Co., July 2000 to June 2004.	N/A	N/A

Jeffrey T. Battaglia Cullen Capital Management LLC 645 Fifth Avenue New York, NY 10022 Born: 1978	Treasurer	Since 2007	Chief Financial Officer, Cullen Capital Management LLC, since February 2007; Manager, KPMG LLP, September 2001 to February 2007.	N/A	N/A

*	James P. Cullen is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliation with the Adviser.

**	Positions are held indefinitely until resignation or termination.

†	James P. Cullen and Brooks H. Cullen are father and son, respectively.

B-20

Board Committees

The Board has three standing committees as described below:

Audit Committee

Members	Description	Meetings

Robert J. Garry, Independent Trustee Stephen G. Fredericks, Independent Trustee Daniel J. Campbell, Independent Trustee	Responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Trust.	The Audit Committee met 2 times during the past fiscal year.

Nominating Committee

Members	Description	Meetings

Robert J. Garry, Independent Trustee Stephen G. Fredericks, Independent Trustee Daniel J. Campbell, Independent Trustee	Responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time. The Funds do not have any policies in place regarding nominees for Trustees recommended by shareholders. The Board will not accept shareholder nominees for Board membership.	The Nominating Committee did not meet during the past fiscal year.

Valuation Committee

Members	Description	Meetings

James P. Cullen, Chairman, Chief Executive Officer and Trustee John C. Gould, President	Responsible for (1) monitoring the valuation of Funds’ securities and other investments; and (2) as required by each series of the Trust’s valuation policies, when the full Board is not in session, determining the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations shall be reported to the full Board.	The Valuation Committee did not meet during the past fiscal year with respect to the Funds.

B-21

The following compensation table provides certain information about the Trustees’ fees for the Trust’s fiscal year ended June 30, 2013

						Pension or
		Aggregate				Retirement		Total
	Aggregate	Compensation	Aggregate		Aggregate	Benefits	Estimated	Compensation
	Compensation	from	Compensation	Aggregate	Compensation	Accrued as	Annual	from Funds and
	From High	International	from	Compensation	from Emerging	Part of	Benefits	Fund
Name and	Dividend	High	Small Cap	from	Markets High	Trust	Upon	Complex Paid to
Position	Fund	Dividend Fund	Value Fund	Value Fund*	Dividend Fund*	Expenses	Retirement	Trustees
Robert J. Garry,	$13,000	$13,000	$13,000	$13,000	$13,000	$0	$0	$65,000
Independent Trustee

Stephen G. Fredericks,	$13,000	$13,000	$13,000	$13,000	$13,000	$0	$0	$65,000
Independent Trustee

Daniel J. Campbell,	$13,000	$13,000	$13,000	$13,000	$13,000	$0	$0	$65,000
Independent Trustee
James H. Wildman	$13,000	$13,000	$13,000	$13,000	$13,000	$0	$0	$65,000
James P. Cullen,	$0	$0	$0	$0	$0	$0	$0	$0
Interested Trustee

Each Independent Trustee of the Trust is paid an annual fee of $80,000 for attendance at quarterly Board meetings. Each Independent Trustee is reimbursed for the expenses associated with participation in such meetings. Neither the Trust nor the Funds pay any fees to the Trustees who are considered “interested persons” of the Trust or the Funds or the Adviser, as defined in the 1940 Act. Neither the Trust nor the Funds maintain any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as part of Trust or the Funds’ expenses.

* The Value Fund and Emerging Markets High Dividend Fund commenced operations on September 4, 2012.

Control Persons and Principal Holders of Shares

Control persons are persons deemed to control the applicable Fund because they own beneficially over 25% of the applicable Fund’s outstanding equity securities. Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the applicable Fund. Principal holders are persons that own beneficially 5% or more of the Fund’s outstanding equity securities.

The following tables provide the name, address and percentage of ownership of any person who owned of record or beneficially 5% or more of the outstanding shares of the applicable Funds as of September 30, 2013.

B-22

High Dividend Fund - Retail Class

Name and Address	% Ownership

Charles Schwab & Co.	30.67%
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122

National Financial Services, LLC	19.24%
200 Liberty Street
New York, NY 10281-1003

Morgan Stanley Smith Barney	9.05%
Harborside Financial Center
Jersey City, NJ 07311

High Dividend Fund - Class I Shares

Name and Address	% Ownership

Charles Schwab & Co.	28.67%
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122

Merrill Lynch Pierce Fenner & Smith	14.80%
4800 Deer Lake Dr. E
Jacksonville, FL 32246-6484

National Financial Services, LLC	6.91%
200 Liberty Street
New York, NY 10281-1003

B-23

High Dividend Fund - Class C Shares

Name and Address	% Ownership

Raymond James Omnibus for Mutual Funds House Acct Firm 92500015 Attn: Courtney Waller 880 Carillon Pkwy. St. Petersburg, FL 33716-1100	11.39%
Morgan Stanley Smith Barney Harborside Financial Center Jersey City, NJ 07311	9.40%

Charles Schwab & Co.	7.06%
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122

High Dividend Fund – Class R1

Name and Address	% Ownership

SEI Private Trust Company	81.29%
One Freedom Valley Drive
Oaks, PA 19456-9989

B-24

High Dividend Fund – Class R2

Name and Address	% Ownership

Mid Atlantic Trust Company PL Pediatrics PLLC 401(k) Profit Sharing Plan 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222-4228	18.37%
Associated Trust Company FBO Wizmo, Inc. Employee Savings Plan PO Box 22037 Green Bay, WI 54305-2037	13.39%

MG Trust Company Cust. FBO	10.23%
Schafer Cullen Capital Management
700 17th Street
Denver, CO 80202

Frontier Trust Company	8.95%
PO Box 10758
Fargo, ND 58106
Charles Schwab & Co. Inc. Special Custody A/C fbo Customers Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	8.85%

Mid Atlantic Trust Company FBO Keel Point Advisors, LLC 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222-4228	7.83%

James P. Cullen c/o Cullen Capital Management LLC 645 5th Avenue New York, NY 10022	6.99%

Margie Fernandez c/o Cullen Capital Management LLC 645 5th Avenue New York, NY 10022	5.40%

International High Dividend Fund - Retail Class

Name and Address	% Ownership

National Financial Services, Inc.	14.73%
200 Liberty St.
New York, NY 10281-1003

B-25

International High Dividend Fund - Retail Class

Name and Address	% Ownership

Charles Schwab & Co.	9.34%
101 Montgomery St
San Francisco, CA 94104-4151

International High Dividend Fund - Class I Shares

Name and Address	% Ownership

Merrill Lynch Pierce Fenner & Smith Inc.	15.77%
For the Sole Benefit of its Customers 4800 Deer Lake Drive E.
Jacksonville, FL 32246-6484

International High Dividend Fund - Class C Shares

Name and Address	% Ownership

Morgan Stanley Smith Barney	24.35%
Harborside Financial Center
Plaza 2, 3rd Floor Jersey City, NJ 07311

Oppenheimer & Co. Inc. FBO Marc L. Gordon IRA 90 Riparian Rd. Highland Park, IL 60035-1909	12.36%

Charles Schwab & Co.	8.78%
101 Montgomery St
San Francisco, CA 94104-4151

B-26

International High Dividend Fund – Class R1

Name and Address	% Ownership

James P. Cullen	56.90%
c/o Cullen Capital Management LLC 645 5th Avenue New York, NY 10022
Frontier Trust Company fbo Georgetown Floorcoverings Inc. 401(k) PO Box 10758 Fargo, ND 58106-0758	43.10%

International High Dividend Fund – Class R2

Name and Address	% Ownership

James P. Cullen	74.50%
c/o Cullen Capital Management LLC 645 5th Avenue New York, NY 10022

Michael K. Goldberg FBO	17.38%
c/o Cullen Capital Management LLC 645 5th Avenue New York, NY 10022
Frontier Trust Company FBO J Supply Inc. 401(k) Plan PO Box 10758 Fargo, ND 58106	5.75%

Small Cap Value Fund - Retail Class

Name and Address	% Ownership

Taynik and Co.	42.01%
1200 Crown Colony
Quincy, MA 02169

National Financial Services LLC	16.27%
200 Liberty St.
New York, NY 10281

Charles Schwab & Co.	15.12%
101 Montgomery Street San Francisco, CA 94104-4151

B-27

Small Cap Value Fund - Class I Shares

Name and Address	% Ownership

Charles Schwab & Co.	35.93%
101 Montgomery St.
San Francisco, CA 94104-4151

James P. Cullen	27.75%
c/o Cullen Capital Management LLC 645 5th Avenue New York, NY 10022

Raymond James Omnibus for Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Pkwy. Jacksonville, FL 33716-1100	7.30%

Brooks H. Cullen & Kelly D. Cullen JTWROS c/o Cullen Capital Management LLC 645 5th Avenue New York, NY 10022	6.27%

National Financial Services LLC Attn: Mutual Funds Dept. Fl. 5 200 Liberty St. New York, NY 10281-1003	5.16%

Small Cap Value Fund - Class C Shares

Name and Address	% Ownership

Raymond James Omnibus for Mutual Funds	43.15%
Attn: Courtney Waller 880 Carillon Pkwy. Jacksonville, FL 33716-1100

NFS LLC	41.37%
FBO Jennifer A. Delancey
PO Box 3340 Annapolis, MN 21403-0340

Pershing LLC	12.95%
PO Box 2052 Jersey City, NJ 07303-2052

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Value Fund - Retail Class

Name and Address	% Ownership

James P. Cullen	71.79%
c/o Cullen Capital Management LLC
645 5th Avenue
New York, NY 10022
6.74%
Colorado State Bank & Trust Co. Cust. Emily D. Riggans Roth IRA 356 SW 14th Ave. Ft. Lauderdale, FL 33312-7547
6.58%
Colorado State Bank & Trust Co. Cust. Winsome Peacock Roth IRA 7561 Plantation Blvd. Miramar, FL 33023-2553
6.51%
National Financial Services Attn: Mutual Funds Dept. Fl. 5 200 Liberty St. New York, NY 10281-1003
6.11%
Norma J. Williams 19 Greenhouse Ln. Poughkeepsie, NY 12603-3634

Value Fund – Class I Shares

Name and Address	% Ownership

Colorado State Bank & Trust Co. Cust.	35.96%
Larry R. Tackett IRA
6101 Almond Ter.
Plantation, FL 33317-2505

James P. Cullen	17.30%
c/o Cullen Capital Management LLC
645 5th Avenue
New York, NY 10022

Colorado State Bank & Trust Co. Cust.	7.87%
James P. Cullen IRA
c/o Cullen Capital Management LLC 645 5th Avenue
New York, NY 10022

Carol M. Tackett	5.68%
6101 Almond Ter.
Plantation, FL 33317-2505
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Value Fund – Class C Shares

Name and Address	% Ownership

James P. Cullen	43.08%
c/o Cullen Capital Management LLC
645 5th Avenue
New York, NY 10022

William Blair & Co. L.L.C.	21.73%
Daniel Cialdella
222 W. Adams St., Suite 1400 Chicago, IL 60606-5237

William Blair & Co. L.L.C.	18.51%
Peter W. Kingma

222 W. Adams St., Suite 1400 Chicago, IL 60606-5237

William Blair & Co. L.L.C.	6.80%
Carol Taylor
222 W. Adams St., Suite 1400 Chicago, IL 60606-5237
William Blair & Co. L.L.C. Kevin D. Cialdella	6.07%
222 W. Adams St., Suite 1400 Chicago, IL 60606-5237

Emerging Markets High Dividend Fund - Retail Class

Name and Address	% Ownership

BMO Harrison Bank Mitra & Co. FBO 98 11270 W. Park Pl. Suite 400 Milwaukee, WI 53224-3638	13.74%

Pershing LLC	5.64%
PO Box 2052
Jersey City, NJ 07303-2052

Emerging Markets High Dividend Fund – Class I Shares

Name and Address	% Ownership

National Financial Services LLC Attn: Mutual Funds Dept. Fl. 5 200 Liberty St. New York, NY 10281-1003	47.70%

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James P. Cullen	6.09%
c/o Cullen Capital Management LLC
645 5th Avenue
New York, NY 10022

Emerging Markets High Dividend Fund - Class C Shares

Name and Address	% Ownership

Pershing, LLC PO Box 2052 Jersey City, NJ 07303-2052	34.64%

As of September 30, 2013, the Trustees and Officers of the Trust as a group owned the following percentages of outstanding shares of each class of the Funds:

	Percentage of Outstanding Shares

Fund Name	Retail Class	Class C	Class I	Class R1	Class R2
High Dividend Fund	0.08%	0.00%	0.37%	29.28%	22.23%

International High Dividend Fund	0.17%	0.05%	3.91%	9.01%	7.16%

Small Cap Value Fund	0.16%	0.69%	1.70%	0.00%	0.00%

Value Fund	9.99%	57.16%	2.91%	N/A	N/A

Emerging Markets High Dividend Fund	100%	100%	100%	N/A	N/A

Neither the Independent Trustees nor members of their immediate families, own securities beneficially or of record in the Adviser, the Distributor or any affiliate of the Adviser or Distributor. Accordingly, neither the Independent Trustees nor members of their immediate families, have any direct or indirect interest, the value of which exceeds $120,000 in the Adviser, the Distributor or any of their affiliates.

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Board Interest in the Funds

Set forth below is the dollar range of equity securities beneficially owned(1) by each Trustee in each Fund as of December 31, 2012:

Aggregate Dollar Range of
Equity Securities
					Emerging	Beneficially Owned in All
		International	Small		Markets	Registered Investment
	High	High	Cap		High	Companies Overseen by
	Dividend	Dividend	Value	Value	Dividend	Trustee in Family of
Name of Trustee	Fund	Fund	Fund	Fund	Fund	Investment Companies

James P. Cullen, Interested Trustee	Over $100,000	Over $100,000	Over $100,000	None	None	Over $100,000

Robert J. Garry, Independent	None	None	None	None	None	None
Trustee

Stephen G. Fredericks,	None	None	None	None	None	None
Independent
Trustee

Daniel J. Campbell, Independent	None	None	None	None	None	None
Trustee James H. Wildman, Independent Trustee

(1)	Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended.

Investment Advisory and Other Services

Advisory Agreements

Cullen Capital Management LLC, a Delaware limited liability company located at 645 Fifth Avenue, New York, New York, 10022 serves as the Adviser to the Funds. Mr. James P. Cullen, Chairman and Chief Executive Officer of the Trust, is also the Chairman and Chief Executive Officer and Controlling Member of the Adviser. Cullen Capital is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) with the SEC.

The Adviser provides investment advisory services to each Fund pursuant to separate investment advisory agreements between the Trust and Cullen Capital (collectively, the “Advisory Agreements”). Pursuant to the Advisory Agreements, the Trust employs Cullen Capital Management LLC as the Adviser. The Adviser is responsible for making and implementing investment decisions for the applicable Fund. In addition, the Adviser furnishes office space, office facilities, equipment, personnel (other than the services of Independent Trustees), and clerical and bookkeeping services for each Fund to the extent not provided by the custodian, transfer agent and dividend paying agent, fund administration and accounting services agent of the Funds. Pursuant to the Advisory Agreements, each Fund pays the Adviser a fee for managing the Fund's investments that is calculated as a percentage of such Fund’s net assets under management.

In consideration of the services to be provided by the Adviser pursuant to the respective Advisory Agreements, the Adviser is entitled to receive from each Fund an investment advisory fee computed daily and paid monthly based on an annual rate equal to a percentage of each Fund’s average daily net assets specified in the Prospectus. As described in the Prospectus, the Adviser has contractually agreed to limit the total expenses of (i) the High Dividend Fund (excluding Acquired Fund Fees and Expenses, interest, taxes and extraordinary expenses) to not more than 1.00% for Retail Class shares, 1.75% for Class C

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shares, 0.75% for Class I shares, 1.50% for Class R1 shares and 1.25% for Class R2 shares, (ii) the Small Cap Value Fund and International High Dividend Fund (excluding Acquired Fund Fees and Expenses, interest, taxes and extraordinary expenses) to 1.25% for Retail Class shares, 2.00% for Class C shares, 1.00% for Class I shares, 1.75% for Class R1 shares and 1.50% for Class R2 shares, (iii) the Value Fund (excluding Acquired Fund Fees and Expenses, interest, taxes and extraordinary expenses) to not more than 1.00% for Retail Class shares, 1.75% for Class C shares and 0.75% for Class I shares and (iv) Emerging Markets High Dividend Fund (excluding Acquired Fund Fees and Expenses, interest, taxes and extraordinary expenses) to 1.25% for Retail Class shares, 2.00% for Class C shares and 1.00% for Class I shares. Pursuant to each Advisory Agreement, the Adviser may cause each Fund to reimburse the Adviser for any fee reductions or expense reimbursements made pursuant to the Advisory Agreement within a three-year period, provided that any such reductions or reimbursements made by such Fund will not cause such Fund’s expense limitations to exceed the amounts set forth above. However, the Funds are not obligated to pay any such reduced fees for more than three years after the end of the fiscal year in which the fee was reduced.

For the periods indicated below, the Funds paid the following advisory fees to the Adviser:

High Dividend Fund
	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
	June 30, 2013	June 30, 2012	June 30, 2011
Fees Earned	$22,781,186	$13,604,187	$7,211,972
Fees Reduced	-$8,540,148	– $5,497,204	– $3,069,190
Total Fees Paid	$14,331,038	$8,106,983	$4,142,782

International High Dividend Fund
	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
	June 30, 2013	June 30, 2012	June 30, 2011
Fees Earned	$ 2,024,152	$838,979	$792,596
Fees Reduced	-$573,610	– $411,481	– $357,682
Total Fees Paid	$1,450,542	$427,498	$437,914

Small Cap Value Fund*
	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
	June 30, 2013	June 30, 2012	June 30, 2011
Fees Earned	$91,690	$69,989	$ 35,405
Fees Reduced	-$297,208	– $334,388	– $294,430
Total Fees Paid	$ 0	$ 0	$ 0

Value Fund**
	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
	June 30, 2013	June 30, 2012	June 30, 2011
Fees Earned	$167,718	N/A	N/A
Fees Reduced	-$270,901	N/A	N/A
Total Fees Paid	$0	N/A	N/A

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Emerging Markets High Dividend Fund**
	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
	June 30, 2013	June 30, 2012	June 30, 2011
Fees Earned	$49,338	N/A	N/A
Fees Reduced	-$239,507	N/A	N/A
Total Fees Paid	$0	N/A	N/A

*	The Adviser did not collect any advisory fees for the fiscal years ended June 30, 2011, June 30, 2012 and June 30, 2013 because the expenses of the Fund exceeded the fees earned and, pursuant to a written agreement, the Adviser had agreed to reimburse expenses in order to maintain set expense ratios for each class of the Fund.

**	The Value Fund and the Emerging Markets High Dividend Fund commenced operations on September 4, 2012. The Adviser did not collect any advisory fees for the fiscal year ended June 30, 2013 because of the expenses of the Value Fund and the Emerging Markets High Dividend Fund exceeded the fees earned and, pursuant to a written agreement, the Adviser has agreed to reimburse expenses in order to maintain set expense ratios for each class of the Value Fund and the Emerging Markets High Dividend Fund.

Portfolio Manager

Mr. James P. Cullen and Mr. John C. Gould are the portfolio managers responsible for the day-to-day management of the High Dividend Fund; Mr. James P. Cullen and Mr. Rahul D. Sharma are the portfolio managers responsible for the day-to-day management of the International High Dividend Fund and the Emerging Markets High Dividend Fund, Mr. James P. Cullen, Mr. Brooks H. Cullen and Mr. Carl W. Gardiner are the portfolio managers responsible for the day-to-day management of the Small Cap Value Fund and Mr. James P. Cullen, Mr. John C. Gould and Mr. Brooks Cullen are the portfolio managers responsible for the day-to-day management of the Value Fund. The following table shows the number of other accounts managed by Mr. James Cullen, Mr. Gould, Mr. Brooks Cullen, Mr. Sharma, and Mr. Gardiner and the total assets in the accounts managed within various categories, as of June 30, 2013.

Other Accounts Managed*

				Accounts with Advisory
				Fee based on
				performance
		Total	Number of	Number of	Total
	Type of Accounts	Assets	Accounts	Accounts	Assets
James Cullen	Other Accounts	$ 8,862,295,691	13,024	0	$0
	Other Pooled Investment Vehicles	$3,613,778,939	35	1	$22,990,039
	Registered Investment Companies	$2,832,415,820	5	0

John Gould	Other Accounts	$6,149,816,081	8,165		$0
	Other Pooled Investment Vehicles	$2,965,788,456	16	0	$0
	Registered Investment Companies	$2,492,075,804	2	0	$0

Brooks Cullen	Other Accounts	$420,751,888	273	0	$0
	Other Pooled Investment Vehicles	$34,307,572	7	0	$0
	Registered Investment Companies	$30,785,380	2		$0

Rahul Sharma	Other Accounts	$2,500,815,312	4,695	0	$0
	Other Pooled Investment Vehicles	$657,763,200	14	1	$22,990,039
	Registered Investment Companies	$331,795,466	2	0	$0

Carl Gardiner	Other Accounts	$188,016,534	160	0	$0
	Other Pooled Investment Vehicles	$13,217,322	5	0	$0
	Registered Investment Companies	$8,544,550	1	0	$0

*	Other accounts managed by the portfolio managers listed above include accounts and assets of the Adviser and Schafer Cullen Capital Management, Inc., an affiliated entity.
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Material Conflicts of Interest. The portfolio managers have day-to-day management responsibilities with respect to other accounts and accordingly may be presented with potential or actual conflicts of interest.

The management of other accounts may result in the portfolio managers devoting unequal time and attention to the management of each Fund and/or other accounts. In approving the Advisory Agreements, the Board of Trustees was satisfied that the portfolio managers would be able to devote sufficient attention to the management of each Fund, and that the Adviser seeks to manage such competing interests for the time and attention of the portfolio managers.

With respect to securities transactions for each Fund, the Adviser determines which broker to use to execute each transaction, consistent with its duty to seek best execution of the transaction. For buy or sell transactions considered simultaneously for a Fund and other accounts, orders are placed at the same time. The portfolio managers use their best efforts to ensure that no client is treated unfairly in relation to any other client over time in the allocation of securities or the order of the execution of transactions. The portfolio managers generally allocate trades on the basis of assets under management so that the securities positions represent equal gross exposure as a percentage of total assets of each similarly managed client. The Funds and client accounts are not generally invested in thinly traded or illiquid securities; therefore, conflicts in fulfilling investment opportunities are to some extent minimized.

Compensation . James P. Cullen is an equity owner of the Adviser and in such capacity does not receive a salary from the Funds. Mr. Cullen owns 51% of the equity of Schafer Cullen Capital Management, Inc., an affiliate of the Adviser. Mr. Cullen controls 67.5% of the voting equity of Cullen Capital Management, LLC. In his ownership capacity, Mr. Cullen shares commensurately in the profits and losses of both the Adviser and Schafer Cullen Capital Management, Inc. Mr. Cullen does not receive a fixed salary from the Adviser. He receives net profits of each advisory firm based upon his ownership interests in each company. Mr. Cullen participates in Schafer Cullen Capital Management, Inc.’s 401(k) plan. Mr. Cullen does not have a deferred compensation plan.

John C. Gould is an equity owner of the Adviser and in such capacity does not receive a salary from the High Dividend Fund or the Value Fund. Mr. Gould owns 5% of the equity of the Adviser. In his ownership capacity, Mr. Gould shares commensurately in the profits and losses of the Adviser. Mr. Gould does not receive a fixed salary from the Adviser. He receives net profits of the Adviser based upon his ownership interests in the firm as well as a fixed salary and bonus from Schafer Cullen Capital Management, Inc., an affiliate of the Adviser. Bonus amounts are determined by the overall profitability of the Adviser and of Schafer Cullen Capital Management, Inc. and are not directly related to the performance of any one fund or product. Mr. Gould participates in Schafer Cullen Capital Management, Inc.’s 401(k) plan. Mr. Gould does not have a deferred compensation plan.

Rahul D. Sharma is an employee of the Adviser and in such capacity does not receive a salary from the International High Dividend Fund or the Emerging Markets High Dividend Fund. Mr. Sharma does not control any portion of the voting equity of the Adviser. Mr. Sharma receives a fixed salary and bonus from Schafer Cullen Capital Management, Inc. an affiliate of the Adviser. Bonus amounts are determined by the overall profitability of the Adviser and of Schafer Cullen Capital Management, Inc. and are not directly related to the performance of any one fund or product. Mr. Sharma participates in Schafer Cullen Capital Management, Inc.’s 401(k) plan. Mr. Sharma does not have a deferred compensation plan.

Carl W. Gardiner is an employee of the Adviser and in such capacity does not receive a salary from the Small Cap Value Fund. Mr. Gardiner does not control any portion of the voting equity of the Adviser. Mr. Gardiner receives a fixed salary and bonus from Schafer Cullen Capital Management, Inc. an affiliate of the Adviser. Bonus amounts are determined by the overall profitability of Schafer Cullen Capital Management, Inc. and are not directly related to the performance of any one fund or product. Net profits are determined after all expenses of the companies are deducted from gross revenues. Mr. Gardiner

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participates in Schafer Cullen Capital Management, Inc.’s 401(k) plan. Mr. Gardiner does not have a deferred compensation plan.

Brooks H. Cullen is an equity owner of the Adviser and in such capacity does not receive a salary from the Small Cap Value Fund or the Value Fund. Mr. Cullen owns 5% of the equity of the Adviser. In his ownership capacity, Mr. Cullen shares commensurately in the profits and losses of the Adviser. Mr. Cullen does not receive a fixed salary from the Adviser. He receives net profits of the Adviser based upon his ownership interests in the firm as well as a fixed salary and bonus from Schafer Cullen Capital Management, Inc., an affiliate of the Adviser. Bonus amounts are determined by the overall profitability of the Adviser and of Schafer Cullen Capital Management, Inc. and are not directly related to the performance of any one fund or product. Mr. Cullen participates in Schafer Cullen Capital Management, Inc.’s 401(k) plan. Mr. Cullen does not have a deferred compensation plan.

Securities Owned in the Funds by Portfolio Managers . Set forth below is the dollar range of equity securities beneficially owned(1) by each portfolio manager in each Fund as of June 30, 2013:

Name of	High	International			Emerging
Portfolio	Dividend	High Dividend	Small Cap	Value	Markets High
Manager	Fund	Fund	Value Fund	Fund	Dividend Fund
James P. Cullen	Over $1,000,000	Over $1,000,000	Over $1,000,000	Over $1,000,000	Over $1,000,000
John C. Gould	$100,001 - $500,000	$50,001 - $100,000	None	None	None
Rahul D. Sharma	$10,001-$50,000	$10,001-$50,000	None	None	None
Carl W. Gardiner	$10,001-$50,000	None	$100,001 - $500,000	None	None
Brooks H. Cullen	None	$10,001-$50,000	$100,001 - $500,000	None	None

(1)	Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended.

*

Code of Ethics

The Trust and the Adviser have adopted a joint written Code of Ethics. This Code of Ethics governs the personal securities transactions of Trustees, managers, members, officers and employees who may have access to current trading information of the Funds. Subject to certain conditions, the Code permits such persons to invest in securities for their personal accounts, including securities that may be purchased or held by the Funds. The Code includes reporting and other obligations to monitor personal transactions and ensure that such transactions are consistent with the best interests of the Funds.

Fund Administration

ALPS Fund Services, Inc. (“ALPS Fund Services”) provides administrative personnel and services (including blue-sky services) to the Trust and each of the Funds. Administrative services include, but are not limited to, providing equipment, telephone facilities, various personnel, including clerical and supervisory and computers as necessary or beneficial to provide compliance services to the Funds and the Trust.

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The Funds paid the following amounts for administrative services in the following fiscal periods:

	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
	June 30, 2013	June 30, 2012	June 30, 2011
High Dividend Fund	$1,655,255	$898,752	$673,614
International High Dividend Fund	$173,330	$69,168	$84,909
Small Cap Value Fund	$8,791	$5,689	$3,738
Value Fund*	$14,553	N/A	N/A
Emerging Markets High Dividend Fund*	$4,528	N/A	N/A

*	The Value Fund and the Emerging Markets High Dividend Fund commenced operations on September 4, 2012.

ALPS Fund Services provides fund accounting personnel and services to the Funds pursuant to the Administrative, Bookkeeping and Pricing Services Agreement dated May 1, 2013 (the “Administration Agreement”). Under the Administration Agreement, ALPS Fund Services provides portfolio accounting services, expense accrual and payment services, fund valuation and financial reporting services, tax accounting services and compliance control services. Prior to May 1, 2013, BNY Mellon provided administrative services to the Funds.

Financial Intermediaries

From time to time, a Fund may pay, directly or indirectly, amounts to financial intermediaries that provide transfer-agent type and/or other administrative services relating to the Fund to their customers or other persons who beneficially own interests in the Fund, such as participants in 401(k) plans. These services may include, among other things, sub-accounting services, transfer agent-type services, answering inquiries relating to the Fund, transmitting, on behalf of the Fund, proxy statements, annual and semi-annual reports, updated prospectuses, other communications regarding the Fund, and related services as the Fund or the intermediaries’ customers or such other persons may reasonably request. In such cases, to the extent paid by a Fund, the Fund will not pay more for these services through intermediary relationships than it would pay if the intermediaries’ customers were direct shareholders in the Fund.

Distributor

ALPS Distributors serves as the principal underwriter and distributor for the shares of the Funds pursuant to a Distribution Agreement with the Trust (the “Distribution Agreement”). ALPS Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The offering of the Funds’ shares is continuous. The Distribution Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Funds’ shares.

Under the Distribution Agreement, ALPS Distributors agrees to (i) sell shares as agent for the Trust upon the terms and at the current offering price described in the Funds’ prospectus; (ii) hold itself available to receive orders satisfactory to ALPS Distributors for purchase of Funds’ shares; (iii) make Funds’ shares available, with the assistance of the Trust’s Transfer Agent, through the National Securities Clearing Corporation’s Fund/SERV System; (iv) act in conformity with all Trust and securities laws requirements; (v) cooperate with the Trust in the development of all proposed advertisements and sales literature relating to the Funds and review such items for compliance with applicable laws and regulations; (vi) repurchase, at ALPS Distributors’ discretion, Fund shares; (vii) enter into agreements, at ALPS Distributors’ discretion, with qualified broker-dealers to sell the Funds’ shares; (viii) devote its best efforts to effect sales of the Funds’ shares; and (ix) prepare reports for the Board of Trustees regarding its activities under the Distribution Agreement. The fees payable by the Trust under this agreement shall not exceed what is available for payment under the distribution plans (please refer to the Distribution Plan section below). Payments under the Distribution Agreement may not be tied to actual distribution expenses and such payments may therefore exceed distribution expenses actually incurred. Any fees or expenses incurred by

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ALPS but not payable by the respective Funds under their 12b-1 plans of distribution may be paid by the Adviser.

The Distribution Agreement with respect to a Fund may be terminated at any time (i) by the Board or by a vote of a majority of the outstanding voting securities of such Fund on 60 days written notice to ALPS Distributors or (ii) by ALPS Distributors. If not so terminated, the Distribution Agreement shall continue in effect from year to year only so long as such continuance is approved annually by the Board of Trustees of the Trust or the shareholders of the applicable Fund, and, in either event, by a majority of the Independent Trustees.

Distribution Plans

Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for its Retail Class and Class C shares, and the High Dividend Fund, the International High Dividend Fund and the Small Cap Value Fund also adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for its Class R1 and Class R2 shares (the “Plans”). The Board determined that there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders. The Plans for the Retail Class shares of the Funds authorize payments by the Funds in connection with the distribution of shares at an annual rate of up to 0.25% of the average daily net asset value. The Plans for Class C Shares of the Funds authorizes the Funds to pay up to 1.00% annually of average daily net assets, of which 0.75% may be paid for a distribution fee and 0.25% for certain shareholder services provided to shareholders of the Funds. The Plans for Class R1 and Class R2 shares of the Funds authorize payments by the Funds at an annual rate of up to 0.50% of the Class R1’s average daily net asset value and up to 0.25% of the Class R2’s average daily net asset value. Payments may be made by the Funds under the respective Plans for the purpose of financing any activity primarily intended to result in the sale of shares, as determined by the Board. Such activities typically include advertising; compensation for sales and sales marketing activities of financial service agents and others, such as dealers or distributors; shareholder account servicing; production and dissemination of prospectuses and sales and marketing materials; and capital or other expenses of associated equipment, rent, salaries, bonuses, interest and other overhead. To the extent any activity is one which the Funds may finance without their Plans, the Funds may also make payments to finance such activity outside of their Plans and not subject to their respective limitations.

Administration of the Plans is regulated by Rule 12b-1 under the 1940 Act, which includes requirements that: (i) the Board receive and review at least quarterly reports concerning the nature and qualification of expenses which are paid; (ii) the Board, including a majority of the Independent Trustees, approve all agreements implementing the Plans; and (iii) the Plans may be continued from year-to-year only if the Board, including a majority of the Independent Trustees, concludes at least annually that continuation of the Plans is likely to benefit shareholders.

For the fiscal year ended June 30, 2013, the following amounts have been expended under the Plans:

High Dividend Fund	Retail Class	Class C	Class R1	Class R2

Advertising	$98,646	$16,352	$1,079	$154
Printing and mailing of Prospectus to new shareholders	N/A	N/A	N/A	N/A
Compensation to the Distributor	N/A	N/A	N/A	N/A
Compensation to Dealers	$1,370,019	$227,101	$14,991	$2,145
Compensation to Sales Personnel	N/A	N/A	N/A	N/A
Other Fees	$6,365	$1,055	$70	$10
TOTAL	$1,475,030	$244,508	$16,140	$2,310

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International High Dividend Fund	Retail Class	Class C	Class R1	Class R2

Advertising	$16,128	$700	$27	$21
Printing and mailing of Prospectus to new shareholders	N/A	N/A	N/A	N/A
Compensation to the Distributor	N/A	N/A	N/A	N/A
Compensation to Dealers	$132,726	$5,758	$226	$171
Compensation to Sales Personnel	N/A	N/A	N/A	N/A
Other Fees	N/A	N/A	N/A	N/A
TOTAL	$148,854	$6,457	$253	$192

Small Cap Value Fund	Retail Class	Class C	Class R1	Class R2

Advertising	N/A	N/A	N/A	N/A
Printing and mailing of Prospectus to new shareholders	N/A	N/A	N/A	N/A
Compensation to the Distributor	N/A	N/A	N/A	N/A
Compensation to Dealers	$7,129	$458	N/A	N/A
Compensation to Sales Personnel	N/A	N/A	N/A	N/A
Other Fees	N/A	N/A	N/A	N/A
TOTAL	$7,129	$458	N/A	N/A

Value Fund*	Retail Class	Class C

Advertising	N/A	N/A
Printing and mailing of Prospectuses to new shareholders	N/A	N/A
Compensation to the Distributor	N/A	N/A
Compensation to Dealers	$327	$492
Compensation to Sales Personnel	N/A	N/A
Other Fees	N/A	N/A
TOTAL	$327	$492

Emerging Markets High Dividend Fund*	Retail Class	Class C

Advertising	N/A	N/A
Printing and mailing of Prospectuses to new shareholders	N/A	N/A
Compensation to the Distributor	N/A	N/A
Compensation to Dealers	$8,580	$6,104
Compensation to Sales Personnel	N/A	N/A
Other Fees	N/A	N/A
TOTAL	$8,580	$6,104

*	The Value Fund and the Emerging Markets High Dividend Fund commenced operations on September 4, 2012.

The High Dividend Fund, International High Dividend Fund and Small Cap Value Fund have adopted a Shareholder Servicing Plan (“Service Plan”) with respect to its Class R1 and Class R2 shares under which the Funds are authorized to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to plans or plan participants holding shares of the Funds a service fee of up to 0.25% of the Funds’ average daily net assets attributable to Class R1 and Class R2 shares held by such plan participants. These services may include (a) acting, directly or through an agent, as the shareholder of record and nominee for all plan participants, (b) maintaining account records for each plan participant that beneficially owns Class R1 or Class R2 shares, (c) processing orders to purchase, redeem and exchange Class R1 or R2 shares on behalf of plan participants, and handling the transmission of funds representing the purchase price or redemption proceeds, and (d) addressing plan participant questions regarding their accounts and the Funds.

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Although they do not currently offer Class R1 and Class R2 shares, the Value Fund and the Emerging Markets High Dividend Fund have also adopted a Service Plan.

Brokerage

The Adviser is responsible for selecting brokers and dealers to effect purchases or sales of securities for each Fund. In selecting such brokers, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser’s evaluation of the broker’s efficiency in executing and clearing transactions, block trading capability (including the broker’s willingness to position securities), the broker’s familiarity with the security and the broker’s financial strength and stability. The most favorable price to the respective Fund means the best net price without regard to the mix between purchase or sale price and commission, if any.

In allocating each Fund’s brokerage, the Adviser will also take into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups and technical information and the availability of the brokerage firm’s analysts for consultation. While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser’s own efforts in the performance of its duties under the Advisory Agreements. As permitted by the Advisory Agreements and in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser may pay brokers higher brokerage commissions than might be available from other brokers if the Adviser determines in good faith that such amount paid is reasonable in relation to the value of the overall quality of the brokerage, research and other services provided. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and each Fund may indirectly benefit from services available to the Adviser as a result of transactions for the other clients.

The Adviser expects to enter into arrangements with broker-dealers whereby the Adviser obtains computerized stock quotation and news services, performance and ranking services, portfolio analysis services and other research services in exchange for the direction of portfolio transactions which generate dealer concessions or brokerage (agency) commissions for such broker-dealers. From time to time, the Adviser may make other similar arrangements with brokers or dealers who agree to provide research services in consideration of dealer concessions or brokerage commissions. Consistent with the Adviser’s fiduciary duties to each Fund, brokerage will be directed to such brokers or dealers pursuant to any such arrangement only when the Adviser believes that the commissions charged are reasonable in relation to the value and overall quality of the brokerage and research services provided.

The Funds paid the following amounts in brokerage commissions in the following fiscal periods:

	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
	June 30, 2013	June 30, 2012	June 30, 2011
High Dividend Fund	$566,405	$784,303	$369,388
International High Dividend Fund	$442,847	$192,873	$241,994
Small Cap Value Fund	$10,683	$5,378	$6,253
Value Fund*	$19,271	N/A	N/A
Emerging Markets High Dividend Fund*	$35,931	N/A	N/A

* The Value Fund and Emerging Markets Fund commenced operations on September 4, 2012.

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Capital Structure

The Trust is a Delaware statutory trust formed on March 25, 2000. It is authorized to issue an unlimited number of shares of beneficial interest. Each share of beneficial interest has a par value of $0.001. The Trustees of the Trust may, at any time and from time to time, by resolution, authorize the division of shares into an unlimited number of series and the division of any series into two or more classes. Each Fund constitutes one such series of the Trust. By this offering, five classes of shares of the High Dividend Fund, International High Dividend Fund and Small Cap Value Fund are being offered: Retail Class, Class C, Class I, Class R1, and Class R2, and three classes of shares of the Value Fund and Emerging Markets High Dividend Fund are being offered: Retail Class, Class C, and Class I. The Trust has reserved the right to create and issue additional series or classes.

Shareholders of the Trust are entitled to one vote for each full share and to a proportionate fractional vote for each fractional share standing in the shareholder’s name on the books of the Trust. However, matters affecting only one particular Fund or class can be voted on only by shareholders in that Fund or class. Only shareholders of Retail Class, Class C, Class R1, or Class R2 shares of each Fund will be entitled to vote on matters submitted to a shareholder vote with respect to the Rule 12b-1 Plan applicable to each such class. All shareholders are entitled to receive dividends when and as declared by the Trustees from time to time and as further discussed in the prospectus.

Each share within a class has equal dividend, distribution and liquidation rights. Shares do not have preemptive or subscription rights. All shares are fully paid and non-assessable.

Determination of Net Asset Value

Shares of each Fund are sold on a continual basis at the net asset value (“NAV”) per share next computed following receipt of an order by the Funds’ transfer agent in good order. Each Fund’s NAV per share for the purpose of pricing purchase and redemption orders is determined at the close of normal trading (usually 4:00 p.m. Eastern time) on each day the New York Stock Exchange (“NYSE”) is open for trading. The NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Securities listed on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made; however, securities traded on a U.S. securities exchange for which there were no transactions on a given day, and securities not listed on a U.S. securities exchange, are valued at the average of the most recent bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities primarily traded in the National Association of Securities Dealers Automated Quotation (“NASDAQ”) Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee of the Board under the supervision of the Board.

Debt securities are valued by a pricing service that utilizes electronic data processing techniques to determine values for normal institutional-sized trading units of debt securities without regard to sale or bid prices when such techniques are believed to more accurately reflect the fair market value for such securities. Otherwise, sale or bid prices are used. Debt securities having remaining maturities of 60 days or less when purchased are valued by the amortized cost method. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter, amortization of any discount or premium is assumed each day, regardless of the impact of the fluctuating rates on the market value of the instrument.

Securities quoted in a foreign currency, if any, are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time the daily NAV per share is determined. Although each Fund values its foreign assets in U.S. dollars on a daily basis, it does not intend to convert its holdings of foreign

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currencies into U.S. dollars on a daily basis. Foreign currency exchange rates are generally determined prior to the close of trading on the NYSE. Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of trading on the NYSE. Such events would not normally be reflected in a calculation of the Fund’s NAV on that day. If events that materially affect the sale of any Fund’s foreign investments or foreign currency exchange rates occur during such period, the investments may be valued at their fair value as determined in good faith by the Valuation Committee of the Board of the Trust under the supervision of the Board.

Eligible Investors

Shares of the Funds are offered to the general public. The Funds reserve the right to refuse to accept investments at any time.

Eligible Class I Investors

Class I shares are available only to certain accounts for which qualifying institutions act in a fiduciary, agency or custodial capacity and only with a minimum initial investment of $1,000,000. A registered investment adviser may aggregate all client accounts investing in a Fund to meet the Class I shares investment minimum.

Eligible Class R1 and R2 Investors

Both the Class R1 and R2 shares will be available to certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. Class R1 and R2 shares also are available to IRAs consisting of rollovers from eligible retirement plans that offered any of the Funds’ Class R1 or R2 shares as investment options. Class R1 and R2 shares are not available to non-retirement accounts, traditional or Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b)s and most individual retirement accounts or retirement plans that are not subject to the Employee Retirement Income Security Act of 1974 (“ERISA”).

Eligible Class R1 and Class R2 share investors are also eligible to purchase other classes of shares of the Funds offered in this prospectus. However, plan participants may only allocate their plan holdings to classes of shares that are available through their plan. Each class has different sales charges and expenses.

Your investment professional can help you determine which class is appropriate, and be aware that your investment firm may receive different compensation depending upon which class is chosen. Plan fiduciaries should consider their obligations under ERISA in determining which class is an appropriate investment for the plan.

Purchase and Redemption of Shares

Purchasing Shares

Shares of each Fund are sold in a continuous offering and may be purchased on any business day through authorized investment dealers or directly from the Fund.

You will be charged a $15 annual account maintenance fee for each IRA (or other retirement account) up to a maximum of $30 per social security number, and a $35 fee for transferring assets to another custodian or for closing such an account.

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Stock Certificates and Confirmations

The Funds do not generally issue stock certificates representing shares purchased. Confirmations of the opening of an account and of all subsequent transactions in the account are forwarded by the Funds to the shareholder’s address of record.

Anti-Money Laundering Program

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program. Procedures to implement the Program include, but are not limited to, determining that the Trust’s Distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

Each Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorist or other suspicious persons. Each Fund may also be required to transfer the account or proceeds of the account to a government agency.

Redeeming Shares

Signature Guarantees. A signature guarantee of each shareholder on an account is required to redeem shares if a shareholder requests (i) redemption proceeds be sent to an address other than that on record with the applicable Fund or (ii) proceeds be made payable to someone other than the shareholder(s) of record.

Signature guarantees are designed to protect both the shareholder and the Funds from fraud. Signature guarantees can be obtained from most banks, credit unions or savings associations, or from broker/dealers, municipal securities broker/dealers, government securities broker/dealers, national securities exchanges, registered securities exchanges, or clearing agencies deemed eligible by the SEC. The Funds do not accept signatures guaranteed by a notary public.

Additional Documentation. Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, Trustees, administrators, or guardians. The Funds’ transfer agent requires documents from entities to identify individuals possessing authority to redeem shares from the Funds. The documentation may include corporate resolutions, partnership agreements, trust instruments or plans that give such authority to the individual.

Redemption In-Kind. The Funds have elected to be governed by Rule l8f-1 under the 1940 Act, which obligates each Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the assets of a Fund. If the Adviser determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other financial assets, valued for this purpose as they are valued in computing the NAV for the applicable Fund’s shares (a “redemption in-kind”). Shareholders receiving securities or other financial assets in a redemption in-kind may realize a gain or loss for tax purposes on the Fund shares that they redeem, and when they dispose of the securities received in kind will incur any costs of sale, as well as the associated inconveniences. If you expect to make a redemption in excess of the lesser of $250,000 or 1% of a Fund’s assets during any 90-day period and would like to avoid any possibility of being paid with securities in-kind, you may do so by providing the Fund with an unconditional instruction to redeem at least 15 calendar days prior to the date on which the redemption transaction is to occur, specifying the dollar amount or number of shares to be redeemed and the date of the transaction (please call toll free 1-877-485-8586). This will provide the applicable Fund with sufficient time to raise the cash in an orderly

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manner to pay the redemption and thereby minimize the effect of the redemption on the interests of such Fund’s remaining shareholders.

Proxy Voting Policies and Procedures

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust which delegates the responsibility for voting proxies to the Adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of each Fund and its shareholders. The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Proxy Policies and a record of each proxy voted by the Adviser on behalf of each Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

The Adviser has adopted Proxy Voting Policies and Procedures (“Investment Adviser’s Proxy Policies”) which underscore the Adviser’s concern that all proxy voting decisions be made in the best interest of the respective Funds and that the Adviser will act in a prudent and diligent manner intended to enhance the economic value of the assets of the respective Funds.

Where a proxy proposal raises a material conflict between the Adviser’s interests and a Fund’s interests, the Adviser will resolve the conflict by disclosing the conflict to the Board and obtaining the Board’s consent to vote.

The Trust is required to annually file Form N-PX, which lists each Fund’s complete proxy voting record for the 12-month period ending June 30. Once filed, the Funds’ proxy voting records will be available without charge, upon request, by calling toll-free 1-877-485-8586 and on the SEC’s website at http://www.sec.gov.

Portfolio Holdings Information

The Adviser and the Funds maintain portfolio holdings disclosure policies (the “Portfolio Holdings Disclosure Policies”) that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the respective Funds. The Funds’ Portfolio Holdings Disclosure policy is reviewed annually by the Board. Disclosure of the respective Funds’ complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

Pursuant to the Funds’ Portfolio Holdings Disclosure Policies, information about the respective Funds’ portfolio holdings is not distributed to any person. However, certain persons receive information about the respective Funds’ portfolio holdings on an ongoing basis. The Funds believe that these third parties have legitimate objectives in requesting such portfolio holdings information and operate in the best interest of the Funds’ respective shareholders. Information about the Funds’ portfolio holdings is not distributed to these persons unless:

•	The disclosure is required pursuant to a regulatory request or court order or is legally required in the context of other legal proceedings;
•	The disclosure is made to a mutual fund rating and/or ranking organization, or person performing similar functions, who is subject to a duty of confidentiality, including a duty not to trade on any non-public information;
•	The disclosure is made to internal parties involved in the investment process, administration, operation or custody of the respective Funds, including, but not limited to the Board, attorneys, auditors or accountants;
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•	The disclosure is made: (a) in connection with a quarterly, semi-annual or annual report that is available to the public; or (b) relates to information that is otherwise available to the public;
•	The disclosure is made with the prior written approval of either the Trust’s CCO or his or her designee; or
•	The disclosure is made to rating and/or ranking organizations as follows:

Name	Information Disclosed	Frequency	Lag Time
Standard and Poors	All portfolio holding and top 10 holdings	Quarterly	15th day after quarter-end
Thomson Reuters	All portfolio holding and top 10 holdings	Quarterly	15th day after quarter-end
Lipper	All portfolio holding and top 10 holdings	Quarterly	15th day after quarter-end
Bloomberg	All portfolio holdings	Quarterly	15th day after quarter-end
Morningstar	All portfolio holdings	Quarterly	15th day after quarter-end
Valueline	Top 10 holdings	Quarterly	15th day after quarter-end
ICI	Top 10 holdings	Quarterly	15th day after quarter-end

Any disclosures to additional parties not described above are made with the approval of either the Trust’s CCO or his or her designee, pursuant to the Funds’ Portfolio Holdings Disclosure Policies. Currently, the Funds do not disclose information to parties not described above.

The Board exercises continuing oversight of the disclosure of each Fund’s portfolio holdings by (1) overseeing the implementation and enforcement of the Portfolio Holdings Disclosure Policies, Codes of Ethics and other relevant policies of the respective Funds and their service providers by the Trust’s CCO, (2) considering reports and recommendations by the Trust’s CCO concerning any material compliance matters (as defined in Rule 38a-1 under 1940 Act), and (3) considering whether to approve any amendment to these Portfolio Holdings Disclosure Policies. The Board reserves the right to amend the Portfolio Holdings Disclosure Policies at any time without prior notice in its sole discretion.

Neither the Adviser, its affiliates or employees, nor any Fund may receive any direct or indirect compensation in connection with the disclosure of information about Fund portfolio securities. In the event of a conflict between the interests of any Fund and the interests of the Adviser or an affiliated person of the Adviser, the CCO of the Adviser and the Trust shall make a determination in the best interests of the Fund, and shall report such determination to the Adviser’s managing member and to the Board at the end of the quarter in which such determination was made. Any employee of the Adviser who suspects a breach of this obligation must report the matter immediately to the CCO or to his or her supervisor.

In addition, material non-public holdings information may be provided without lag as part of the normal investment activities of the respective Funds to each of the following entities which, by explicit agreement or by virtue of their respective duties to the Funds, are required to maintain the confidentiality of the information disclosed and are prohibited from trading on the non-public information: Fund Administrator, Fund Accountant, Custodian, Transfer Agent, auditors, counsel to the Trust or the Trustees, broker-dealers (in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities), and regulatory authorities. Each entity is responsible for monitoring compliance with confidentiality duties and trading prohibitions. Portfolio holdings information not publicly available with the SEC or through the Funds’ website may only be provided to additional third parties, in accordance with the Portfolio Holdings Disclosure Policies, when the applicable Fund has a legitimate business purpose and the third party recipient is subject to a confidentiality agreement. Currently, none of the Funds discloses portfolio holdings information not publicly available to any additional parties.

There can be no assurance that the Portfolio Holdings Disclosure Policies and these procedures will protect the respective Funds from potential misuse of that information by individuals or entities to which it is disclosed.

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Additional Information on Distributions and Taxes

Distributions

A shareholder will automatically receive all income dividends and capital gain distributions in addition to full and fractional shares of the applicable Fund at their net asset value as of the date of payment unless the shareholder elects to receive such dividends or distributions in cash. Shareholders will receive a confirmation of each new transaction in their account. Each Fund will confirm all account activity, including the payment of dividend and capital gain distributions and transactions made as a result of a Systematic Withdrawal Plan or an Automatic Investment Plan. Shareholders may rely on these statements in lieu of stock certificates.

Taxes

Distributions of net investment income. Each Fund receives income generally in the form of dividends on its investments. This income, less expenses incurred in the operation of the applicable Fund, and the excess of net short-term capital gain over net long-term capital loss, constitute such Fund’s investment company taxable income, from which dividends may be paid to you. Any distributions by such Fund from such income will be taxable to the Fund’s shareholders as ordinary income, whether the Fund’s shareholders take dividends in cash or in additional shares.

Distributions of capital gains. Each Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions of net short term capital gain, as noted above, are included in ordinary income dividends. Distributions from net long-term capital gain will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gain (the excess of net long-term capital gain over net short-term capital loss) realized by a Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate excise or income taxes on the Funds.

Information on the tax character of distributions. Each Fund will inform its shareholders of the amount of their ordinary income dividends, qualified dividend income or income eligible for the dividends received deduction, discussed below, and capital gain distributions at the time they are paid, and will advise shareholders of the characteristics of distributions for federal income tax purposes shortly after the close of each calendar year.

Qualified dividend income. Certain dividend income, including dividends received from some foreign corporations, and long-term capital gains are eligible for a reduced tax rate applicable to non-corporate shareholders. Distributions comprised of dividends from domestic corporations and certain foreign corporations (generally, corporations incorporated in a possession of the United States and some corporations eligible for treaty benefits under certain treaties with the United States or dividends with respect to classes of stock of a foreign corporation that are readily tradable on an established securities market in the United States) are treated as “qualified dividend income” eligible for taxation at a maximum tax rate of 20% in the hands of non-corporate shareholders. A portion of each Fund’s dividends when paid to non-corporate shareholders may be eligible for treatment as qualified dividend income. In order for dividends paid by a Fund to be qualified dividend income, the Fund must meet holding period and other requirements with respect to dividend-paying stocks in its portfolio, and the non-corporate stockholder must meet holding period and other requirements with respect to the Fund’s shares. To the extent that a Fund engages in securities lending with respect to stock paying qualified dividend income, it may be limited in its ability to pay qualified dividend income to its shareholders. Additionally, special tax rules applicable to straddles may terminate or suspend the holding period of stocks considered to be part of a straddle, limiting the Fund’s ability to designate distributions as qualified dividend income. Fund dividends representing distributions of short-term capital gains (including a portion of premiums received by the Funds as the seller (writer) of expired options contracts) cannot be designated as qualified dividend income and will not qualify for the reduced rates. In addition, dividends from foreign securities may not be eligible for this rate, and dividends from REITs are generally not eligible for treatment as qualified dividend income. The Funds cannot predict the percentage (if any) of their distributions which will qualify for taxation to non-corporate shareholders as qualified dividend income.

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Dividends-received deduction for corporations. If you are a corporate shareholder, you should note that it is expected that a portion of the dividends paid by any Fund that are derived from dividends of domestic corporations may be eligible for the dividends-received deduction. If certain conditions are met, including satisfaction of holding period requirements, you will be allowed to deduct a portion of these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by the Fund as eligible for such treatment. The rules noted above that terminate or suspend the holding period of underlying stocks considered to be substantially similar to the Fund’s call options may limit the Fund’s ability to designate distributions as eligible for the dividends-received deduction. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

Qualification to be taxed as a regulated investment company (“RIC”). Each Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code of 1986 as amended (the “Code”) by satisfying certain requirements with respect to the nature of its income and the composition of its portfolios, and by making required distributions of its income and gains. As a RIC, the Funds generally pay no federal income tax on the income and gains they distribute to their respective shareholders. The Board reserves the right not to maintain the qualification of any Fund as a RIC if it determines such course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary income, eligible for taxation at the reduced rate applicable to qualified dividend income for non-corporate shareholders and for the dividends-received deduction available to corporate shareholders, to the extent of the Fund’s earnings and profits.

Excise tax distribution requirements. To avoid federal excise taxes, each Fund must distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98.2% of its capital gain net income earned during the twelve month period ending October 31; and 100% of any undistributed amounts from the prior year. Each Fund intends to declare and pay these amounts in December (or pay in January amounts that, for federal income tax purposes, are treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of Fund shares. Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you held your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends distributed to you by the applicable Fund on those shares.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in the same Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

A Fund is also generally required by law to provide you and the Internal Revenue Service (“IRS”) with cost basis information for shares of the Fund acquired on or after January 1, 2012, and sold, redeemed or exchanged after that date. This information includes the adjusted cost basis of your shares, the gross proceeds from disposition, and whether the gain or loss is long-term or short-term. The adjusted cost basis of your shares will be based on the default reporting method selected by a Fund, unless you timely inform the Fund, before a sale, redemption or exchange, that you are selecting a different IRS-accepted method offered by the Fund. These requirements, however, will not apply for investments through an IRA or other tax-advantaged account. You should consult with your tax advisors to determine the best cost basis method for your situation, and to obtain more information about how these requirements apply to you. For shares of a Fund acquired before January 1, 2012, these requirements will not apply, but the Fund will continue to report the gross proceeds received by a shareholder from the disposition of such shares. To obtain the

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default cost basis reporting method or to elect a different method offered by a Fund, please contact the Fund’s Transfer Agent.

Investment in complex securities. The Funds may invest in complex securities and enter into transactions (such as call options on stocks held in their portfolios, as discussed above) which are subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary or capital, accelerate the recognition of income to a Fund without a corresponding receipt of cash (with which to make the necessary distributions to satisfy distribution requirements applicable to RICs) and/or defer the Fund’s ability to recognize losses. Consequently, these rules may affect the amount, timing or character of the income distributed to you by a Fund. Special tax rules also will require each Fund to mark to market (i.e. treat as sold on the last day of the taxable year) certain types of positions in its portfolio and may result in the recognition of income without a corresponding receipt of cash. In addition, to maintain its status as a RIC, each Fund faces restrictions on the amount of assets that it may invest in master limited partnerships (MLPs), and the income that it derives from MLPs. Each Fund intends to monitor transactions, make appropriate tax elections and make appropriate entries in its books and records to lessen the effect of these tax rules and avoid any possible disqualification for the special treatment afforded RICs under the Code.

Investments by Qualified Retirement Plans. Class R1 and Class R2 shareholders should be aware that a retirement plan that qualifies for tax-exempt treatment under the Code and that invests in a Fund is not subject to federal income tax on the dividends and capital gain distributions in receives from a Fund, or on gains that it realizes on redemption or exchange of shares of a Fund. Instead, tax is imposed on beneficiaries who receive distributions from the plan. Taxation of plan distributions depends upon the features of the plan and the circumstances of the distribution.

Recently legislation. A 3.8% Medicare tax is imposed on the net investment income (which includes taxable dividends and gain recognized on a redemption of shares) of certain individuals, trusts and estates, for taxable years beginning after December 31, 2012.

A 30% withholding tax will be imposed on dividends paid after June 30, 2014 and redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions (as defined in Section 1471(d)(4) of the Code) unless they agree to collect and disclose to the IRS information regarding their direct and indirect United States account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect United States owners. Under some circumstances, a shareholder may be eligible for refunds or credits of such taxes.

Capital Loss Carryforwards. At June 30, 2013, the following Funds had capital loss carryforwards which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code (the “Code”) and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carry-forwards will expire as follows:

	Expiring in 2017	Expiring in 2018	Expiring in 2019	No Expiration Short-Term	No Expiration Long-Term	Total
Cullen International High Dividend Fund	$1,150,342	$17,096,391	—	$1,403,299	$1,387,674	$21,037,706
Cullen High Dividend Equity Fund	—	22,877,376	$2,792,640	—	—	25,670,016
Cullen Small Cap Value Fund	—	—	—	—	128,208	128,208

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Other Tax Considerations. The tax consequences to a foreign shareholder of investing in a Fund may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

Dividends and interest received by the Funds may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of the International High Dividend Fund’s assets consists of stock or securities in foreign corporations at the close of a taxable year in which the Fund qualifies for taxation as a RIC, the Fund may file an election with the IRS pursuant to which the Fund’s shareholders will be required to include their proportionate share of such foreign taxes in their U.S. income tax returns as gross income, treat such amounts as taxes paid by them, and deduct these amounts in computing taxable income, or alternatively, use them as foreign tax credits against their U.S. income taxes. The International High Dividend Fund will report annually to its shareholders the amount per share of such foreign taxes and other information needed to claim the foreign tax credit. The International High Dividend Fund’s ability to claim a foreign tax credit is subject to a number of requirements, including holding period requirements that must be satisfied by both the shareholder and Fund, which, as discussed above, may enter into transactions that terminate or suspend its holding period for some securities.

Some shareholders may be subject to a withholding tax on ordinary income dividends, capital gain dividends and redemption payments (“backup withholding”). Generally, shareholders subject to backup withholdings will be non-corporate shareholders for whom no certified taxpayer identification number is on file with the applicable Fund, or who, to the Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that the investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amount withheld generally may be allowed as a refund or credit against a shareholder’s federal income tax liability, provided that the required information is timely forwarded to the IRS.

Under Treasury Regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or a greater amount over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct holders of portfolio securities are, in many cases, exempted from this reporting requirement, but under current guidance shareholders of regulated investment companies are not exempted. Significant penalties may be imposed in connection with the failure to comply with these reporting requirements. That a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

The foregoing is only a general summary of certain provisions of the Code and current Treasury regulations applicable to the Funds and their respective shareholders. The Code and such regulations are subject to change by legislative or administrative action. Investors are urged to consult their own tax advisers regarding the application of federal, state, local and foreign tax laws.

Calculation of Performance Data

Each Fund’s total return may be compared to relevant indices or benchmarks, including the S&P 500 Index (in the case of the High Dividend Fund and the Value Fund), Russell 2500 Value Index (in the case of the Small Cap Value Fund), Morgan Stanley Capital International EAFE Index (in the case of the International High Dividend Fund), Morgan Stanley Capital International Emerging Markets Index (in the case of the Emerging Markets High Dividend Fund) and indices or benchmarks published by Lipper, Inc.

Investors should note that the investment results of each Fund will fluctuate over time, and any presentation of a Fund’s total return for any period should not be considered as a representation of what an investment may earn or what an investor’s total return may be in any future period.

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Each Fund will calculate its performance in accordance with the following formulas:

Average Annual Total Return

Average annual total return quotations used in the Funds’ Prospectus are calculated according to the following formula:

P(1 + T)n = ERV

where P equals a hypothetical initial payment of $1,000; T equals average annual total return; n equals the number of years; and ERV equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period.

Under the foregoing formula, the time periods used in the prospectus will be based on rolling calendar quarters. Average annual total return, or “T” in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

Average Annual Total Return (after Taxes on Distributions)

Each Fund’s quotations of average annual total return (after taxes on distributions) are calculated according to the following formula:

P(1 + T)n = ATVD

where “P” equals a hypothetical initial payments of $1,000; “T” equals average annual total return; “n” equals the number of years; and “ATVD” equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period after taxes on distributions, not after taxes on redemption.

Dividends and other distributions, less the taxes due on such distributions, are assumed to be reinvested in shares at the prices in effect on the reinvestment dates, and taxes due are calculated using the highest individual marginal federal income tax rates on the reinvestment dates. ATVD will be adjusted to reflect the effect of any absorption of each Fund’s expenses by the Adviser.

Average Annual Total Return (after Taxes on Distributions and Redemptions)

Each Fund’s quotations of average annual total return (after taxes on distributions and redemption) are calculated according to the following formula:

P(1 + T)n = ATVDR

where “P” equals a hypothetical initial payments of $1,000; “T” equals average annual total return; “n” equals the number of years; and “ATVDR” equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period after taxes on distributions and redemption.

Dividends and other distributions, less the taxes due on such distributions, are assumed to be reinvested in shares at the prices in effect on the reinvestment dates, and the taxes due are calculated using the highest individual marginal federal income tax rates on the reinvestment dates. Capital gains taxes resulting from the redemption are subtracted and the tax benefit from capital losses resulting from the redemption are added. ATVDR will be adjusted to reflect the effect of any absorption of each Fund’s expenses by the Adviser.

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Comparisons

Lipper, Inc. (“Lipper”) and Other Independent Ranking Organizations. From time to time, each Fund’s performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gains dividends reinvested. Such calculations do not include the effect of any sales charges imposed by other funds. Each Fund will be compared to Lipper’s appropriate fund category, that is, by fund objective and portfolio holdings. Each Fund’s performance may also be compared to the average performance of its Lipper category.

Morningstar, Inc. Each Fund’s performance may also be compared to the performance of other mutual funds by Morningstar, Inc., which rates funds on the basis of historical risk and total return. Morningstar’s ratings range from five stars (highest) to one star (lowest) and represent Morningstar’s assessment of the historical risk level and total return of a fund as a weighted average for 3, 5, and 10 year periods. Ratings are not absolute and do not represent future results.

Independent Sources. Evaluations of fund performance made by independent sources may also be used in advertisements concerning any Fund, including reprints of, or selections from, editorials or articles about the Fund, especially those with similar objectives. Sources for fund performance and articles about each Fund may include publications such as Money, Forbes, Kiplinger’s, Smart Money, Financial World, Business Week, U.S. News and World Report, The Wall Street Journal, Barron’s and a variety of investment newsletters.

Indices. Each Fund may compare its performance to a wide variety of indices. There are differences and similarities between the investments that a Fund may purchase and the investments measured by the indices.

Historical Asset Class Returns. From time to time, marketing materials may portray the historical returns of various asset classes. Such presentations will typically compare the average annual rates of return, U.S. Treasury bills, bonds, common stocks, and small stocks, as well as annual rates of inflation. There are important differences between each of these investments that should be considered in viewing any such comparison. The market value of stocks will fluctuate with market conditions, and small-stock prices generally will fluctuate more than large-stock prices. Stocks are generally more volatile than bonds. In return for this volatility, stocks have generally been assumed to be likely to perform better than bonds or cash over time. Bond prices generally will fluctuate inversely with interest rates and other market conditions, and the prices of bonds with longer maturities generally will fluctuate more than those of shorter-maturity bonds. Interest rates for bonds may be fixed at the time of issuance, and payment of principal and interest may be guaranteed by the issuer and, in the case of U.S. Treasury obligations, backed by the full faith and credit of the U.S. Treasury.

Service Providers

Custodian

State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111 acts as each Fund’s Custodian of cash and securities. The Custodian holds all cash and, directly or through a book entry system or an agent, securities of each Fund, delivers and receives payment for securities sold by such Fund, collects income from investments of each Fund and performs other duties, all as directed by officers of the Trust. The Custodian does not exercise any supervisory function over the management of, or the purchase and sale of securities by, the Funds.

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Fund Administrator

ALPS Fund Services, Inc., 1290 Broadway, Denver, CO 80203, acts as the Fund Administrator for each Fund.

Transfer Agent and Dividend Disbursing Agent

ALPS Fund Services, Inc., 1290 Broadway, Denver, CO 80203, acts as the Transfer Agent, dividend-paying agent, and shareholder servicing agent for each Fund.

Distributor

ALPS Distributors, Inc. 1290 Broadway, Denver, CO 80203, serves as principal underwriter for each Fund and, as such, is the agent for the distribution of shares of each Fund.

Counsel

Sidley Austin LLP, One South Dearborn, Chicago, Illinois, 60603, is counsel for each Fund.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Suite 1800, Milwaukee, Wisconsin 53202, has been selected as the independent registered public accounting firm of each Fund. As such, they are responsible for auditing the annual financial statements of each Fund.

Additional Information

Each Fund’s prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which the Trust has filed electronically with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, and reference is hereby made to the Registration Statement for further information with respect to the Funds and the securities offered hereby. This Registration Statement is available for inspection by the public at the public reference facilities maintained by the Commission in Washington, D.C.

Financial Statements

The Funds’ Annual Report for the fiscal year ended June 30, 2013 has been filed with the SEC. The audited financial statements, including the notes thereto, in the Annual Report (the “Audited Financial Statements”) and the financial highlights in the Annual Report are incorporated by reference into this SAI. The Audited Financial Statements have been audited by the Trust's independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report thereon also appears in the Annual Report and is incorporated herein by reference.

A copy of the Funds’ Annual Report for the fiscal period ended June 30, 2013 is available at www.cullenfunds.com and may be obtained upon request and without charge by writing or by calling the Adviser, at the address and telephone number on the back cover of the Funds’ Prospectus.

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Appendix A

     RATINGS OF CORPORATE OBLIGATIONS,
COMMERCIAL PAPER, AND PREFERRED STOCK

Ratings of Corporate Obligations

Moody’s Investors Service, Inc.

     Aaa: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds rated B generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal and interest.

     Ca: Bonds rated Ca represent obligations that are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

     Those securities in the A and Baa groups which Moody’s believes possess the strongest investment attributes are designated by the symbols A-1 and Baa-1. Other A and Baa securities comprise the balance of their respective groups. These rankings (1) designate the securities which offer the maximum in security within their quality groups, (2) designate securities which can be bought for possible upgrading in quality, and (3) additionally afford the investor an opportunity to gauge more precisely the relative attractiveness of offerings in the marketplace.

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Standard & Poor’s Rating Services

     AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor’s to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

     A: Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Although they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories. Bonds rated BBB are regarded as having speculation characteristics.

     BB-B-CCC-CC: Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial Paper Ratings

Standard & Poor’s Rating Services

     Commercial paper ratings are graded into four categories, ranging from “A” for the highest quality obligations to “D” for the lowest. Issues assigned the A rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety. The “A-1” designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus sign designation.

Moody’s Investors Service, Inc.

     Moody’s commercial paper ratings are opinions of the ability of the issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

          Prime-1 Superior capacity for repayment

          Prime-2 Strong capacity for repayment

          Prime-3 Acceptable capacity for repayment

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Ratings of Preferred Stock

Standard & Poor’s Rating Services

     Standard & Poor’s preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the bond-rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

The preferred stock ratings are based on the following considerations:

1.	Likelihood of payment—capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation.

2.	Nature of and provisions of the issue.

3.	Relative position of the issue in the event of bankruptcy, reorganization, or other arrangements affecting creditors’ rights.

     AAA: This is the highest rating that may be assigned by Standard & Poor’s to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     AA: A preferred stock issue rated AA also qualifies as a high quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

     A: An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB: An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

     BB, B, CCC: Preferred stock issues rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CC: The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

     C: A preferred stock rated C is a nonpaying issue.

     D: A preferred stock rated D is a nonpaying issue with the issuer in default on debt instruments.

     NR indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S & P does not rate a particular type of obligation as a matter of policy.

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     Plus (+) or Minus (-): To provide more detailed indications of preferred stock quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody’s Investors Service, Inc.

     aaa: An issue that is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa: An issue that is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

     a: An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa: An issue that is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     ba: An issue that is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     b: An issue that is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     caa: An issue that is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

     ca: An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

     c: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

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PART C

OTHER INFORMATION

Item 28. Exhibits

(a)	Declaration of Trust
	(i)	Certificate of Trust of Cullen Funds Trust dated March 25, 2000, incorporated by reference to Registrant’s Initial Filing of the Registration Statement on Form N-1A filed March 27, 2000.
	(ii)	Amended Agreement and Declaration of Trust of Cullen Funds Trust dated May 10, 2001, incorporated by reference to Registrant’s Post-Effective Amendment No. 22 on Form N-1A filed February 12, 2009.
	(iii)	Certificate of Correction of Certificate of Trust of Cullen Funds Trust dated February 6, 2007, incorporated by reference to Registrant’s Post-Effective Amendment No. 19 on Form N-1A filed February 14, 2007.

(b)	By-Laws
	(i)	By-Laws dated March 25, 2001, incorporated by reference to Registrant’s Initial Filing of the Registration Statement on Form N-1A filed March 27, 2000.

(c)	Instruments Defining Rights of Security Holders
	(i)	Instruments Defining Rights of Security Holders incorporated by reference to the Agreement and Declaration of Trust and By-Laws.

(d)	Investment Advisory Agreements
	(i)	Investment Advisory Agreement between Cullen Funds Trust and Cullen Capital Management LLC on behalf of the Cullen High Dividend Equity Fund dated August 1, 2003, incorporated by reference to Registrant’s Post-Effective Amendment No. 4 on Form N-1A filed August 1, 2003.
		A.	Amendment to Investment Advisory Agreement between Cullen Funds Trust and Cullen Capital Management LLC on behalf of the Cullen High Dividend Equity Fund dated October 5, 2004, incorporated by reference to Registrant’s Post-Effective Amendment No. 25 on Form N-1A filed April 21, 2009.
	(ii)	Investment Advisory Agreement between Cullen Funds Trust and Cullen Capital Management LLC on behalf of the Cullen International High Dividend Fund dated November 30, 2005, incorporated by reference to Registrant’s Post-Effective Amendment No. 17 on Form N-1A filed December 15, 2005.
	(iii)	Investment Advisory Agreement between Cullen Funds Trust and Cullen Capital Management LLC on behalf of the Cullen Small Cap Value Fund dated August 6, 2009, incorporated by reference to Registrant’s Post-Effective Amendment No. 29 on Form N-1A filed September 30, 2009.
	(iv)	Investment Advisory Agreement between Cullen Funds Trust and Cullen Capital Management LLC on behalf of the Cullen Value Fund, incorporated by reference to Registrant’s Post-Effective Amendment No. 36 on Form N-1A filed August 30, 2012.
	(v)	Investment Advisory Agreement between Cullen Funds Trust and Cullen Capital Management LLC on behalf of the Cullen Emerging Markets High Dividend Fund, incorporated by reference to Registrant’s Post-Effective Amendment No. 36 on Form N-1A filed August 30, 2012.

(e)	Distribution Agreement
	(i)	Distribution Agreement between Cullen Funds Trust and ALPS Distributors, Inc. dated July 25, 2009, incorporated by reference to Registrant’s Post-Effective Amendment No. 29 on Form N-1A filed September 30, 2009.
		A.	Amendment to Distribution Agreement between Cullen Funds Trust and ALPS Distributors, Inc. dated October 1, 2009, incorporated by reference to Registrant’s Post-Effective Amendment No. 29 on Form N-1A filed September 30, 2009.

		B.	Amendment to Distribution Agreement between Cullen Funds Trust and ALPS Distributors, Inc., incorporated by reference to Registrant’s Post-Effective Amendment No. 36 on Form N-1A filed August 30, 2012.

(f)	Bonus or Profit Sharing Contracts – Not applicable.

(g)	Custody Agreements
(i) Custody Agreement between the Cullen Funds Trust and State Street Bank and Trust dated May 1, 2013 (filed herewith).
(h)	Other Material Contracts
	(i)	Fund Administration and Accounting Services Agreement between Cullen High Dividend Equity Fund, Cullen International High Dividend Fund and The Bank of New York Mellon, dated May 7, 2009, incorporated by reference to Registrant’s Post-Effective Amendment No. 29 on Form N-1A filed September 30, 2009.
		A.	Amendment to Fund Administration and Accounting Services Agreement dated August 6, 2009, incorporated by reference to Registrant’s Post-Effective Amendment No. 29 on Form N-1A filed September 30, 2009.
		B.	Amendment to Fund Administration and Accounting Services Agreement, incorporated by reference to Registrant’s Post-Effective Amendment No. 36 on Form N-1A filed August 30, 2012.
	(ii)	Transfer Agent Servicing Agreement between the Cullen Funds Trust and ALPS Fund Services, Inc. dated July 25, 2009, incorporated by reference to Registrant’s Post-Effective Amendment No. 29 on Form N-1A filed September 30, 2009.
		A.	Amendment to Transfer Agent Servicing Agreement dated October 1, 2009, incorporated by reference to Registrant’s Post-Effective Amendment No. 29 on Form N-1A filed September 30, 2009.
		B.	Amendment to Transfer Agent Servicing Agreement, incorporated by reference to Registrant’s Post-Effective Amendment No. 36 on Form N-1A filed August 30, 2012.
	(iii)	Fulfillment Servicing Agreement, incorporated by reference to Registrant’s Post-Effective Amendment No. 17 on Form N-1A filed December 15, 2005.
	(iv)	Prospect Servicing Agreement, incorporated by reference to Registrant’s Post-Effective Amendment No. 17 on Form N-1A filed December 15, 2005.
	(v)	Amended Shareholder Servicing Plan dated August 6, 2009, incorporated by reference to Registrant’s Post-Effective Amendment No. 29 on Form N-1A filed September 30, 2009.
	(vi)	Amended Shareholder Servicing Plan dated August 24, 2012, incorporated by reference to Registrant’s Post-Effective Amendment No. 36 on Form N-1A filed August 30, 2012.
	(vii)	Transfer Agent Interactive Client Services Agreement dated July 25, 2009, incorporated by reference to Registrant’s Post-Effective Amendment No. 29 on Form N-1A filed September 30, 2009.
		A.	Amendment to Transfer Agent Interactive Client Services Agreement dated October 1, 2009, incorporated by reference to Registrant’s Post-Effective Amendment No. 29 on Form N-1A filed September 30, 2009.
		B.	Amendment to Transfer Agent Interactive Client Services Agreement, incorporated by reference to Registrant’s Post-Effective Amendment No. 36 on Form N-1A filed August 30, 2012.
	(viii)	Blue Sky Services Agreement dated July 25, 2009, incorporated by reference to Registrant’s Post-Effective Amendment No. 29 on Form N-1A filed September 30, 2009.
		A.	Amendment to Blue Sky Services Agreement dated October 1, 2009, incorporated by reference to Registrant’s Post-Effective Amendment No. 29 on Form N-1A filed September 30, 2009.
		B.	Amendment to Blue Sky Services Agreement dated August 31, 2012, incorporated by reference to Registrant’s Post-Effective Amendment No. 36 on Form N-1A filed August 30, 2012.

	(ix)	Administration, Bookkeeping and Pricing Service Agreement dated May 1, 2013 between Cullen Funds Trust and ALPS Fund Services, Inc. (filed herewith).
	(x)	Operating Expenses Letter on behalf of Cullen High Dividend Equity Fund dated May 9, 2013 (filed herewith).
	(xi)	Operating Expenses Letter on behalf of Cullen International High Dividend Equity Fund dated May 9, 2013 (filed herewith).
	(xii)	Operating Expenses Letter on behalf of Cullen Small Cap Value Fund dated May 9, 2013 (filed herewith).
	(xiii)	Operating Expenses Letter on behalf of Cullen Value Fund dated May 9, 2013 (filed herewith).
	(xiv)	Operating Expenses Letter on behalf of Cullen Emerging Markets High Dividend Fund dated May 9, 2013 (filed herewith).

(i)	Legal Opinions
	(i)	Opinion and Consent of Counsel for the Cullen High Dividend Equity Fund, incorporated by reference to Registrant’s Post-Effective Amendment No. 4 on Form N-1A filed August 1, 2003.
	(ii)	Opinion and Consent of Counsel for the Cullen High Dividend Equity Fund, incorporated by reference to Registrant’s Post-Effective Amendment No. 10 on Form N-1A filed October 7, 2004.
	(iii)	Opinion and Consent of Counsel for the Cullen International High Dividend Fund, incorporated by reference to Registrant’s Post-Effective Amendment No. 19 on Form N-1A filed February 14, 2007.
	(iv)	Opinion and Consent of Counsel for the Cullen Small Cap Value Fund, incorporated by reference to Registrant’s Post-Effective Amendment No. 29 on Form N-1A filed September 30, 2009.
	(v)	Opinion and Consent of Counsel for the Cullen Value Fund, incorporated by reference to Registrant’s Post-Effective Amendment No. 36 on Form N-1A filed August 30, 2012.
	(vi)	Opinion and Consent of Counsel for the Cullen Emerging Markets High Dividend Fund, incorporated by reference to Registrant’s Post-Effective Amendment No. 36 on Form N-1A filed August 30, 2012.

(j)	Consent of Independent Registered Public Accounting Firm (filed herewith).

(k)	Omitted Financial Statements – Not applicable.

(l)	Initial Capital Agreements
	(i)	Subscription for Shares of the Cullen High Dividend Equity Fund, incorporated by reference to Registrant’s Post-Effective Amendment No. 4 on Form N-1A filed August 1, 2003.
	(ii)	Subscription for Shares of the Cullen International High Dividend Fund, incorporated by reference to Registrant’s Post-Effective Amendment No. 25 on Form N-1A filed April 21, 2009.
	(iii)	Subscription for Shares of the Cullen Small Cap Value Fund, incorporated by reference to Registrant’s Post-Effective Amendment No. 29 on Form N-1A filed September 30, 2009.
	(iv)	Subscription for Shares of the Cullen Value Fund, incorporated by reference to Registrant’s Post-Effective Amendment No. 36 on Form N-1A filed August 30, 2012.
	(v)	Subscription for Shares of the Cullen Emerging Markets High Dividend Fund, incorporated by reference to Registrant’s Post-Effective Amendment No. 36 on Form N-1A filed August 30, 2012.

(m)	Rule 12b-1 Plan
	(i)	Distribution Plan (Rule 12b-1 Plan) for Cullen High Dividend Equity Fund (Retail Class), incorporated by reference to Registrant’s Post-Effective Amendment No. 4 on Form N-1A filed August 1, 2003.

	(ii)	Distribution Plan (Rule 12b-1 Plan) for Cullen High Dividend Equity Fund (Class C), incorporated by reference to Registrant’s Post-Effective Amendment No. 11 on Form N-1A filed October 28, 2004.
	(iii)	Distribution Plan (Rule 12b-1 Plan) for Cullen High Dividend Equity Fund (Classes R1 and R2), incorporated by reference to Registrant’s Post-Effective Amendment No. 25 filed on Form N-1A April 21, 2009.
	(iv)	Distribution Plan (Rule 12b-1 Plan) for Cullen International High Dividend Fund (Retail Class), incorporated by reference to Registrant’s Post-Effective Amendment No. 25 filed on Form N-1A April 21, 2009.
	(v)	Distribution Plan (Rule 12b-1 Plan) for Cullen International High Dividend Fund (Class C), incorporated by reference to Registrant’s Post-Effective Amendment No. 25 filed on Form N-1A April 21, 2009.
	(vi)	Distribution Plan (Rule 12b-1 Plan) for Cullen International High Dividend Fund (Classes R1 and R2), incorporated by reference to Registrant’s Post-Effective Amendment No. 25 on Form N-1A filed April 21, 2009.
	(vii)	Distribution Plan (Rule 12b-1 Plan) for Cullen Small Cap Value Fund (Retail Class, Class C, Class R1 and Class R2), incorporated by reference to Registrant’s Post-Effective Amendment No. 30 on Form N-1A filed October 26, 2009.
	(viii)	Distribution Plan (Rule 12b-1 Plan) for Cullen Value Fund (Retail Class, Class C and Class R1), incorporated by reference to Registrant’s Post-Effective Amendment No. 36 on Form N-1A filed August 30, 2012.
	(ix)	Distribution Plan (Rule 12b-1 Plan) for Cullen Emerging Markets High Dividend Fund (Retail Class, Class C and Class R1), incorporated by reference to Registrant’s Post-Effective Amendment No. 36 on Form N-1A filed August 30, 2012.

(n)	Rule 18f-3 Multiple Class Plan
	(i)	Amended and Restated Multiple Class Plan for Cullen High Dividend Fund dated February 12, 2009, incorporated by reference to Registrant’s Post-Effective Amendment No. 25 filed on Form N-1A filed April 21, 2009.
	(ii)	Amended and Restated Multiple Class Plan for Cullen International High Dividend Fund dated February 12, 2009, incorporated by reference to Registrant’s Post-Effective Amendment No. 25 filed on Form N-1A filed April 21, 2009.
	(iii)	Multiple Class Plan for Cullen Small Cap Value Fund dated August 6, 2009, incorporated by reference to Registrant’s Post-Effective Amendment No. 29 on Form N-1A filed September 30, 2009.
	(iv)	Multiple Class Plan for Cullen Value Fund, incorporated by reference to Registrant’s Post-Effective Amendment No. 36 on Form N-1A filed August 30, 2012.
	(v)	Multiple Class Plan for Cullen Emerging Markets High Dividend Fund, incorporated by reference to Registrant’s Post-Effective Amendment No. 36 on Form N-1A filed August 30, 2012.

(o)	Reserved

(p)	Code of Ethics
	(i)	Code of Ethics for Registrant and Cullen Capital Management LLC dated November 1, 2006, incorporated by reference to Registrant’s Post-Effective Amendment No. 20 on Form N-1A filed October 26, 2007.
	(ii)	Code of Ethics for ALPS Distributors, Inc. dated February 3, 2006, incorporated by reference to Registrant’s Post-Effective Amendment No. 28 on Form N-1A filed August 31, 2009.
	(iii)	Code of Ethics for ALPS Distributors, Inc., as amended, dated June 25, 2012 (filed herewith).

(q)	Powers of Attorney
	(i)	Conformed Copy of Power of Attorney of Trustee, President, James P. Cullen, Trustee, Dr. Curtis J. Flanagan, Trustee, Matthew J. Dodds, Trustee, Robert J. Garry, Trustee, Stephen G. Fredericks, Treasurer, Jeffrey T. Battaglia, Vice President, John C. Gould, Vice President, Brooks, H. Cullen and Secretary, Rahul D. Sharma, dated February 12, 2009, incorporated by reference to Registrant’s Post-Effective Amendment No. 25 on Form N-1A filed April 21, 2009.
	(ii)	Conformed Copy of Power of Attorney of Trustee, Robert J. Garry, Trustee, Stephen G. Fredericks, Trustee, Daniel J. Campbell, Executive Vice President, John C. Gould, Vice President, Brooks H. Cullen, Secretary, Rahul D. Sharma and Treasurer, Jeffrey T. Battaglia, dated September 28, 2010, incorporated by reference to Registrant’s Post-Effective Amendment No. 33 on Form N-1A filed October 27, 2011.
	(iii)	Conformed Copy of Power of Attorney of Trustee James H. Wildman dated October 28, 2013 (filed herewith).

Item 29.	Persons Controlled by or Under Common Control with Registrant.

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.	Indemnification.

Reference is made to Article VII of the Registrant’s Agreement and Declaration of Trust. Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”

Item 31.	Business and Other Connections of the Investment Adviser.

Cullen Capital Management LLC serves as the investment adviser for the Registrant. The business and other connections of Cullen Capital Management LLC are set forth in the Uniform Application for Investment Adviser Registration (“Form ADV”) of Cullen Capital Management LLC as filed with the SEC (File No. 801-57576) on March 31, 2012 and which is incorporated by reference herein.

Item 32.	Principal Underwriter.
(a)	ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: ALPS Series Trust Arbitrage Funds, AQR Funds, Babson Capital Funds Trust, BBH Trust, BLDRS Index Funds Trust, BPV Family of Funds, Brown Management Funds, Caldwell & Orkin Funds, Inc., Campbell Multi-Strategy Trust, Century Capital Management Trust, Columbia ETF Trust, CornerCap Group of Funds, The Cortina Funds, Inc., CRM Mutual Fund Trust, Cullen Funds, DBX ETF TRUST, db-X Exchange-Traded Funds Inc., Drexel Hamilton Investment Partners LLC, EGA Global Shares Trust, Financial Investors Trust, Firsthand Funds, Heartland Group, Inc., Henssler Funds, Inc., Holland Balanced Fund, IndexIQ Trust, Index IQ ETF Trust, James Advantage Funds, Laudus Trust, Laudus Institutional Trust, Mairs & Power Funds Trust, Oak Associates Funds, Pax World Series Trust I, Pax World Funds Trust II, PowerShares QQQ 100 Trust Series 1, RiverNorth Funds, Russell Exchange Traded Funds Trust, SPDR Dow Jones Industrial Average ETF Trust, SPDR S&P 500 ETF Trust, SPDR S&P MidCap 400 ETF Trust, Select Sector SPDR Trust, Stadion Investment Trust, Stone Harbor Investment Funds, Tilson Investment Trust, Transparent Value Trust, Trust for Professional Managers, Wakefield Alternative Series Trust, Wasatch Funds, WesMark Funds, Westcore Trust, Whitebox Mutual Funds, Williams Capital Liquid Assets Fund, Wilmington Funds and WisdomTree Trust.

(b)	To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Name*	Position with Underwriter	Positions with Fund
Edmund J. Burke	Director	None
Thomas A. Carter	President, Director	None
Jeremy O. May	Executive Vice President, Director	None
Kevin J. Ireland	Senior Vice President, Director of Institutional Sales	None
Mark R. Kiniry	Senior Vice President, National Sales Director-Investments	None
Bradley J. Swenson	Senior Vice President, Chief Compliance Officer	None
Robert J. Szydlowski	Senior Vice President, Chief Technology Officer	None
Jeff Brainard	Vice President, Regional Sales Manager	None
Gary Ross	Vice President, Director of Sales	None
Kenneth V. Hager	Vice President, Treasurer and Assistant Secretary	None
Eric Parsons	Vice President, Controller and Assistant Treasurer	None
Erin D. Nelson	Vice President, Assistant General Counsel	None
JoEllen Legg	Vice President, Assistant General Counsel	None
Paul F. Leone	Vice President, Assistant General Counsel	None
David T. Buhler	Vice President, Senior Associate Counsel	None
Rhonda A. Mills	Vice President, Associate Counsel	None
Jennifer T. Welsh	Vice President, Associate Counsel
Randall D. Young	Secretary	None
Gregg Wm. Givens	Assistant Treasurer	None
Steven Price	Vice President, Deputy Chief Compliance Officer	None
James Stegall	Vice President, Institutional Sales Manager	None

*	The principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

(c)	Not applicable.

Item 33.	Location of Accounts and Records.

(a)	The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, “Records”) at its offices at 645 Fifth Avenue, New York, NY 10017.
(b)	Cullen Capital Management LLC maintains all Records relating to its services as investment adviser to the Registrant at 645 Fifth Avenue, New York, NY 10022.
(c)	ALPS Fund Services, Inc. maintains all Records relating to its services as administrator, accounting agent and Transfer Agent of the Registrant at 1290 Broadway, Suite 1100, Denver, Colorado 80203.
(d)	ALPS Distributors, Inc. maintains all Records relating to its services as Distributor of the Registrant at 1290 Broadway, Suite 1100, Denver, Colorado 80203.
(e)	State Street Bank and Trust maintains all Records relating to its serves as Custodian of the Registrant at One Lincoln St., Boston, Massachusetts 02111.

Item 34. Management Services Not Discussed in Parts A and B.

Not applicable.

Item 35. Undertakings.

The Registrant hereby undertakes to furnish each person to whom a Prospectus for one or more of the series of the Registrant is delivered with a copy of the relevant latest annual report to shareholders, upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, The Trust, certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and the State of New York, on the 28th day of October, 2013.

CULLEN FUNDS TRUST

By:	/s/ James P. Cullen
James P. Cullen
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below on the 28th day of October, 2013 by the following persons in the capacities indicated.

Signature	Title	Date

/s/ James P. Cullen	Trustee and President	October 28, 2013
James P. Cullen

/s/ Stephen G. Fredericks*	Independent Trustee	October 28, 2013
Stephen G. Fredericks

/s/ Robert J. Garry*	Independent Trustee	October 28, 2013
Robert J. Garry

/s/ Daniel J. Campbell*	Independent Trustee	October 28, 2013
Daniel J. Campbell

/s/ James H. Wildman*	Independent Trustee	October 28, 2013
James H. Wildman

/s/ Jeffrey T. Battaglia*	Treasurer and Principal	October 28, 2013
Jeffrey T. Battaglia	Accounting Officer

*By:	/s/ James P. Cullen
James P. Cullen
Attorney in Fact

EXHIBIT INDEX

CULLEN FUNDS TRUST

Exhibit #	Title of Exhibit
(g)(i)	Custody Agreement between State Street Bank and Trust and Cullen Funds Trust dated May 1, 2013.
(h)(ix)	Administration, Bookkeeping and Pricing Service Agreement dated May 1, 2013 between Cullen Funds Trust and ALP Fund Services, Inc.
(h)(x)	Operating Expenses Letter on behalf of Cullen High Dividend Equity Fund dated May 9, 2013.
(h)(xi)	Operating Expenses Letter on behalf of Cullen International High Dividend Equity Fund dated May 9, 2013.
(h)(xii)	Operating Expenses Letter on behalf of Cullen Small Cap Value Fund dated May 9, 2013.
(h)(xiii)	Operating Expenses Letter on behalf of Cullen Value Fund dated May 9, 2013.
(h)(xiv)	Operating Expenses Letter on behalf of Cullen Emerging Markets High Dividend Fund dated May 9, 2013.
(j)	Consent of Independent Registered Public Accounting Firm.
(p)(iii)	Code of Ethics for ALPS Distributors, Inc., as amended, dated June 25, 2012.
(q) (iii)	Conformed Copy of Power of Attorney of Trustee James H. Wildman dated October 28, 2013